UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Fidelity®

Contrafund®-
Class K

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class KA	34.30%	18.82%	10.29%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Class K shares returned 34.30%, outperforming the S&P 500®. Relative to the index, results were driven by investments in companies tied to the Internet, including search-engine giant Google, social-media pioneer Facebook and e-commerce leader Amazon.com. Google was the fund's largest holding and by far our top contributor. Biotechnology stocks also performed exceptionally well in 2013, and the fund's large position in Biogen Idec, a leader in the treatment of multiple sclerosis, was the fund's second-largest contributor. Conversely, an overweighting in smartphone maker Apple was the fund's biggest relative detractor. While I cut the fund's stake by more than 40%, I remained overweighted and the position proved costly. Although I reduced my out-of-index position in gold-mining stocks, holdings such as Franco-Nevada were crushed by a 28% drop in the commodity price. A modest cash position also meaningfully detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Contrafund	.65%
Actual		$ 1,000.00	$ 1,204.00	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class K	.55%
Actual		$ 1,000.00	$ 1,204.70	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	7.3	6.0
Berkshire Hathaway, Inc. Class A	4.1	4.0
Apple, Inc.	3.4	3.5
Wells Fargo & Co.	2.8	2.9
Amazon.com, Inc.	2.6	1.7
TJX Companies, Inc.	2.3	1.9
Biogen Idec, Inc.	2.3	2.0
Noble Energy, Inc.	2.2	2.2
Visa, Inc. Class A	2.1	2.0
The Walt Disney Co.	2.0	2.3
	31.1
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.2	22.2
Consumer Discretionary	20.3	19.7
Financials	16.8	16.1
Health Care	12.1	12.1
Consumer Staples	8.0	9.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stocks 97.7%		Stocks 93.6%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.3%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.3%
* Foreign investments	9.7%	** Foreign investments	10.4%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.3%
Auto Components - 0.1%
Delphi Automotive PLC	513,028	$ 30,848
Johnson Controls, Inc.	1,234,498	63,330
		94,178
Automobiles - 0.8%
General Motors Co. (a)	600,000	24,522
Harley-Davidson, Inc.	1,412,582	97,807
Tesla Motors, Inc. (a)(e)	4,112,567	618,448
Toyota Motor Corp.	2,032,500	123,932
		864,709
Distributors - 0.1%
LKQ Corp. (a)	4,287,218	141,049
Hotels, Restaurants & Leisure - 3.2%
Buffalo Wild Wings, Inc. (a)	155,400	22,875
Chipotle Mexican Grill, Inc. (a)(f)	1,707,093	909,505
Chuys Holdings, Inc. (a)	309,177	11,137
Dunkin' Brands Group, Inc. (f)	7,147,490	344,509
Galaxy Entertainment Group Ltd. (a)	1,315,000	11,795
Las Vegas Sands Corp.	2,255,690	177,906
Marriott International, Inc. Class A	3,130,415	154,517
Melco Crown Entertainment Ltd. sponsored ADR (a)	2,336,300	91,630
Noodles & Co. (e)	919,242	33,019
Starbucks Corp.	16,302,568	1,277,958
Tim Hortons, Inc. (Canada)	7,326,932	427,580
Whitbread PLC	1,279,726	79,490
		3,541,921
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	529,223	78,801
Whirlpool Corp.	562,123	88,175
		166,976
Internet & Catalog Retail - 5.0%
Amazon.com, Inc. (a)	7,301,291	2,911,682
ASOS PLC (a)	1,692,897	171,677
Ctrip.com International Ltd. sponsored ADR (a)	270,000	13,397
Liberty Interactive Corp.:
(Venture Group) Series A (a)	130,212	15,963
Series A (a)	2,958,966	86,846
Netflix, Inc. (a)	855,456	314,953
priceline.com, Inc. (a)	990,722	1,151,615
Rakuten, Inc.	10,279,500	153,405
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
TripAdvisor, Inc. (a)(f)	8,714,053	$ 721,785
zulily, Inc.	345,100	14,297
		5,555,620
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	795,175	115,809
Media - 5.4%
CBS Corp. Class B	2,328,242	148,402
Charter Communications, Inc. Class A (a)	1,102,629	150,796
Comcast Corp. Class A	11,673,873	606,633
Discovery Communications, Inc. Class A (a)(f)	14,514,874	1,312,435
DISH Network Corp. Class A	1,011,140	58,565
DreamWorks Animation SKG, Inc. Class A (a)	1,745,755	61,974
Legend Pictures LLC (a)(h)(i)	52,165	94,053
Liberty Global PLC Class A (a)	5,055,195	449,862
Liberty Media Corp. Class A (a)	3,268,658	478,695
Lions Gate Entertainment Corp. (e)	3,554,525	112,536
Omnicom Group, Inc.	1,678,644	124,841
The Walt Disney Co.	28,594,620	2,184,629
Twenty-First Century Fox, Inc. Class A	2,520,500	88,671
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	41,234	15,463
WPP PLC	2,529,900	57,814
		5,945,369
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc. (a)	4,887,720	392,484
Conn's, Inc. (a)(e)	360,000	28,364
Five Below, Inc. (a)(f)	3,897,518	168,373
GNC Holdings, Inc.	1,181,964	69,086
Home Depot, Inc.	2,447,373	201,517
O'Reilly Automotive, Inc. (a)	936,500	120,537
Ross Stores, Inc.	4,757,682	356,493
TJX Companies, Inc. (f)	40,776,923	2,598,713
Tractor Supply Co.	545,234	42,299
Urban Outfitters, Inc. (a)	804,187	29,835
		4,007,701
Textiles, Apparel & Luxury Goods - 1.8%
Michael Kors Holdings Ltd. (a)	2,021,071	164,091
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	17,201,267	$ 1,352,708
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	5,993,578	523,239
		2,040,038
TOTAL CONSUMER DISCRETIONARY		22,473,370
CONSUMER STAPLES - 8.0%
Beverages - 1.6%
Anheuser-Busch InBev SA NV ADR	3,699,039	393,800
Boston Beer Co., Inc. Class A (a)	521,107	125,998
The Coca-Cola Co.	31,264,279	1,291,527
		1,811,325
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	6,924,516	824,087
CVS Caremark Corp.	13,935,423	997,358
Sprouts Farmers Market LLC	2,994,389	115,074
Wal-Mart Stores, Inc.	6,319,580	497,288
Walgreen Co.	2,514,600	144,439
Whole Foods Market, Inc.	206,854	11,962
		2,590,208
Food Products - 0.9%
Associated British Foods PLC	10,663,250	431,733
Mondelez International, Inc.	17,131,857	604,755
		1,036,488
Household Products - 2.0%
Colgate-Palmolive Co.	29,607,291	1,930,691
Procter & Gamble Co.	3,602,643	293,291
		2,223,982
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	15,706,212	1,182,992
Hengan International Group Co. Ltd.	1,000,000	11,813
L'Oreal SA	350,599	61,592
		1,256,397
TOTAL CONSUMER STAPLES		8,918,400
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 4.2%
Energy Equipment & Services - 0.3%
Oceaneering International, Inc.	758,501	$ 59,831
Schlumberger Ltd.	3,340,391	301,003
		360,834
Oil, Gas & Consumable Fuels - 3.9%
Americas Petrogas, Inc. (a)(g)	3,562,500	5,768
Anadarko Petroleum Corp.	687,083	54,499
BG Group PLC	550,000	11,817
Birchcliff Energy Ltd. (a)	2,921,900	19,997
Birchcliff Energy Ltd. (a)(g)	686,500	4,698
Cabot Oil & Gas Corp.	578,000	22,403
Canadian Natural Resources Ltd.	1,773,436	60,002
Concho Resources, Inc. (a)	375,820	40,589
Continental Resources, Inc. (a)(e)	2,314,628	260,442
EOG Resources, Inc.	5,791,577	972,058
Frontline 2012 Ltd. (a)(g)	948,082	7,816
Madalena Energy, Inc. (g)	9,370,500	6,087
Murphy Oil Corp.	2,243,000	145,526
Noble Energy, Inc. (f)	35,123,618	2,392,270
Occidental Petroleum Corp.	798,000	75,890
TAG Oil Ltd. (g)	1,365,935	4,231
Tourmaline Oil Corp. (a)	4,518,600	190,145
Tourmaline Oil Corp. (a)(g)	1,363,300	57,368
TransAtlantic Petroleum Ltd. (a)(g)	1,734,051	1,474
		4,333,080
TOTAL ENERGY		4,693,914
FINANCIALS - 16.8%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	2,355,361	270,984
BlackRock, Inc. Class A	2,206,965	698,438
Charles Schwab Corp.	7,909,736	205,653
Financial Engines, Inc.	201,891	14,027
Morgan Stanley	10,808,023	338,940
Oaktree Capital Group LLC Class A	1,911,972	112,500
WisdomTree Investments, Inc. (a)	3,115,282	55,172
		1,695,714
Commercial Banks - 5.0%
Bank of Ireland (a)	1,427,660,622	497,282
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp.	2,078,622	$ 241,993
Metro Bank PLC:
rights 1/13/14 (a)(f)	698,914	0
Class A (a)(f)(i)	4,680,628	100,762
PNC Financial Services Group, Inc.	4,937,503	383,051
Shinsei Bank Ltd.	20,068,000	49,125
U.S. Bancorp	25,984,381	1,049,769
Wells Fargo & Co.	69,416,726	3,151,519
		5,473,501
Consumer Finance - 1.3%
American Express Co.	15,104,178	1,370,402
Capital One Financial Corp.	821,000	62,897
Portfolio Recovery Associates, Inc. (a)	220,000	11,625
		1,444,924
Diversified Financial Services - 6.6%
ASAC II LP (i)	39,494,500	470,538
Bank of America Corp.	15,646,523	243,616
Berkshire Hathaway, Inc. Class A (a)	25,623	4,558,332
Citigroup, Inc.	29,774,102	1,551,528
IntercontinentalExchange Group, Inc.	1,127,122	253,512
Investment AB Kinnevik (B Shares)	300,000	13,895
JPMorgan Chase & Co.	3,222,035	188,425
McGraw-Hill Companies, Inc.	211,920	16,572
ORIX Corp.	3,062,700	53,817
		7,350,235
Insurance - 2.3%
ACE Ltd.	6,987,305	723,396
Admiral Group PLC	247,820	5,376
AIA Group Ltd.	71,783,800	360,109
Fairfax Financial Holdings Ltd. (sub. vtg.)	117,822	47,041
Marsh & McLennan Companies, Inc.	5,738,692	277,523
Prudential Financial, Inc.	991,944	91,477
Prudential PLC	3,370,190	75,304
The Chubb Corp.	6,803,898	657,461
The Travelers Companies, Inc.	3,275,495	296,563
		2,534,250
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
American Tower Corp.	1,686,025	$ 134,579
TOTAL FINANCIALS		18,633,203
HEALTH CARE - 12.1%
Biotechnology - 4.1%
Agios Pharmaceuticals, Inc. (e)	1,148,369	27,503
Alexion Pharmaceuticals, Inc. (a)	1,225,013	163,000
Amgen, Inc.	2,796,166	319,210
Biogen Idec, Inc. (a)	8,908,961	2,492,282
Bluebird Bio, Inc.	1,017,341	21,344
Celgene Corp. (a)	359,335	60,713
Celldex Therapeutics, Inc. (a)	1,435,419	34,751
CSL Ltd.	708,447	43,622
Enzymotec Ltd.	120,439	3,253
Gilead Sciences, Inc. (a)	15,413,140	1,158,297
Pharmacyclics, Inc. (a)	299,667	31,699
Puma Biotechnology, Inc. (a)	1,203,847	124,634
Regeneron Pharmaceuticals, Inc. (a)	98,564	27,129
		4,507,437
Health Care Equipment & Supplies - 0.6%
Align Technology, Inc. (a)	425,000	24,289
Boston Scientific Corp. (a)	22,952,815	275,893
C.R. Bard, Inc.	273,600	36,646
Medtronic, Inc.	2,590,027	148,642
Stryker Corp.	2,139,778	160,783
		646,253
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	4,213,400	296,244
Cardinal Health, Inc.	2,474,400	165,315
Cigna Corp.	2,989,928	261,559
Henry Schein, Inc. (a)	2,439,670	278,757
UnitedHealth Group, Inc.	11,753,314	885,025
		1,886,900
Health Care Technology - 0.8%
Cerner Corp. (a)	15,173,840	845,790
Veeva Systems, Inc. Class A	770,400	24,730
		870,520
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	57,716	$ 15,602
Fluidigm Corp. (a)(i)	1,027,387	39,369
Illumina, Inc. (a)	1,470,547	162,672
Mettler-Toledo International, Inc. (a)(f)	2,457,845	596,249
Thermo Fisher Scientific, Inc.	4,077,965	454,081
		1,267,973
Pharmaceuticals - 3.8%
AbbVie, Inc.	22,777,470	1,202,878
Actavis PLC (a)	438,841	73,725
Astellas Pharma, Inc.	2,198,600	130,348
Bayer AG	6,198,128	869,304
Endo Health Solutions, Inc. (a)(e)	996,642	67,233
Johnson & Johnson	12,050,089	1,103,668
Novo Nordisk A/S Series B	711,991	130,547
Ono Pharmaceutical Co. Ltd.	300,000	26,297
Perrigo Co. PLC	1,507,287	231,308
Salix Pharmaceuticals Ltd. (a)	120,900	10,874
Valeant Pharmaceuticals International, Inc. (Canada) (a)	3,292,370	386,251
		4,232,433
TOTAL HEALTH CARE		13,411,516
INDUSTRIALS - 6.8%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	2,667,067	243,690
Precision Castparts Corp.	776,409	209,087
The Boeing Co.	3,129,800	427,186
United Technologies Corp.	1,801,397	204,999
		1,084,962
Air Freight & Logistics - 0.3%
FedEx Corp.	1,473,600	211,859
United Parcel Service, Inc. Class B	1,147,326	120,561
		332,420
Building Products - 0.1%
A.O. Smith Corp.	197,500	10,653
Fortune Brands Home & Security, Inc.	776,700	35,495
Toto Ltd.	3,200,000	50,756
		96,904
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	3,204,541	$ 372,272
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	1,236,810	77,907
Electrical Equipment - 0.1%
Generac Holdings, Inc.	2,107,183	119,351
SolarCity Corp. (e)	608,200	34,558
		153,909
Industrial Conglomerates - 1.5%
3M Co.	4,213,196	590,901
Danaher Corp.	13,262,913	1,023,897
		1,614,798
Machinery - 0.5%
Fanuc Corp.	150,000	27,486
Illinois Tool Works, Inc.	5,125,481	430,950
ITT Corp.	414,700	18,006
Kubota Corp.	3,051,000	50,608
Proto Labs, Inc. (a)(e)	862,817	61,415
Snap-On, Inc.	250,199	27,402
		615,867
Professional Services - 0.3%
Experian PLC	5,547,302	102,333
Towers Watson & Co.	200,000	25,522
Verisk Analytics, Inc. (a)	2,663,944	175,074
		302,929
Road & Rail - 2.0%
Canadian Pacific Railway Ltd. (e)	6,668,376	1,008,496
J.B. Hunt Transport Services, Inc.	1,288,200	99,578
Union Pacific Corp.	6,777,988	1,138,702
		2,246,776
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
Class A (g)	1,624,500	50,489
Class A	4,636,111	144,090
Noble Group Ltd.	13,000,000	11,023
W.W. Grainger, Inc.	1,698,305	433,781
		639,383
TOTAL INDUSTRIALS		7,538,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 26.9%
Communications Equipment - 0.4%
QUALCOMM, Inc.	6,257,894	$ 464,649
Computers & Peripherals - 3.5%
Apple, Inc.	6,703,524	3,761,414
Nimble Storage, Inc.	573,400	25,975
SanDisk Corp.	1,466,300	103,433
		3,890,822
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A (f)	10,148,900	905,079
Ingram Micro, Inc. Class A (a)	2,771,372	65,016
Keyence Corp.	27,000	11,561
Omron Corp.	285,000	12,595
Trimble Navigation Ltd. (a)	350,000	12,145
		1,006,396
Internet Software & Services - 12.3%
Akamai Technologies, Inc. (a)	383,300	18,084
Constant Contact, Inc. (a)(f)	1,626,102	50,523
Cornerstone OnDemand, Inc. (a)(f)	2,648,486	141,270
Dropbox, Inc. (a)(i)	5,464,028	54,640
eBay, Inc. (a)	6,859,790	376,534
Facebook, Inc. Class A (a)	36,170,208	1,977,064
Google, Inc. Class A (a)	7,221,500	8,093,207
Kakaku.com, Inc.	2,646,900	46,497
LinkedIn Corp. (a)	4,165,177	903,135
Naver Corp.	60,000	41,147
Pandora Media, Inc. (a)	1,774,000	47,188
Shutterstock, Inc. (a)	1,027,157	85,901
Tencent Holdings Ltd.	1,574,500	100,428
Twitter, Inc. (e)	1,314,600	83,674
Yahoo!, Inc. (a)	41,119,600	1,662,877
		13,682,169
IT Services - 5.2%
Accenture PLC Class A	2,253,566	185,288
Alliance Data Systems Corp. (a)(e)	1,229,185	323,190
CGI Group, Inc. Class A (sub. vtg.) (a)	6,064,145	202,890
Computer Sciences Corp.	1,387,924	77,557
Fidelity National Information Services, Inc.	3,982,808	213,797
Fiserv, Inc. (a)	3,633,568	214,562
FleetCor Technologies, Inc. (a)	336,905	39,475
Gartner, Inc. Class A (a)	656,201	46,623
Global Payments, Inc.	807,395	52,473
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	2,524,609	$ 2,109,210
Visa, Inc. Class A	10,391,234	2,313,920
		5,778,985
Semiconductors & Semiconductor Equipment - 0.4%
ARM Holdings PLC sponsored ADR	3,911,213	214,100
Avago Technologies Ltd.	411,500	21,764
Marvell Technology Group Ltd.	2,596,900	37,343
Samsung Electronics Co. Ltd.	79,760	103,655
		376,862
Software - 4.2%
Activision Blizzard, Inc.	5,979,147	106,608
Adobe Systems, Inc. (a)	6,543,587	391,830
CommVault Systems, Inc. (a)	1,912,609	143,216
Concur Technologies, Inc. (a)(e)(f)	3,828,336	395,008
Infoblox, Inc. (a)	1,454,904	48,041
Microsoft Corp.	20,710,415	775,191
NetSuite, Inc. (a)(f)	3,915,400	403,365
salesforce.com, Inc. (a)	17,621,184	972,513
ServiceNow, Inc. (a)	6,825,207	382,280
Splunk, Inc. (a)	4,804,803	329,946
Tableau Software, Inc. (f)	1,193,900	82,296
Trion World Network, Inc.:
warrants 8/10/17 (a)(i)	124,282	0 *
warrants 10/3/18 (a)(i)	181,908	0 *
Ultimate Software Group, Inc. (a)	1,126,089	172,539
VMware, Inc. Class A (a)	255,800	22,948
Workday, Inc. Class A (a)	4,836,479	402,202
Xero Ltd. (a)	756,045	20,083
		4,648,066
TOTAL INFORMATION TECHNOLOGY		29,847,949
MATERIALS - 2.2%
Chemicals - 1.5%
Chemtura Corp. (a)	500,000	13,960
Ecolab, Inc.	4,594,393	479,057
Filtrona PLC	6,917,671	98,401
LyondellBasell Industries NV Class A	2,990,048	240,041
Monsanto Co.	2,824,133	329,153
PPG Industries, Inc.	2,144,949	406,811
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	85,000	$ 11,053
Sherwin-Williams Co.	512,687	94,078
		1,672,554
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	1,127,520	118,401
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	2,109,300	46,106
B2Gold Corp. (a)(f)	47,389,699	97,255
B2Gold Corp. (a)(f)(g)	5,850,000	12,006
Dalradian Resources, Inc. (a)(g)	3,000,000	1,836
Franco-Nevada Corp.	5,521,794	225,030
Franco-Nevada Corp. warrants 6/16/17 (a)(g)	342,250	1,453
Freeport-McMoRan Copper & Gold, Inc.	2,380,300	89,833
Glencore Xstrata PLC	10,000,000	51,782
Ivanhoe Mines Ltd. (a)(g)	16,077,337	28,303
Tahoe Resources, Inc. (a)	2,079,903	34,598
Tahoe Resources, Inc. (a)(g)	5,376,500	89,435
		677,637
TOTAL MATERIALS		2,468,592
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	1,919,526	20,542
Wireless Telecommunication Services - 0.4%
KDDI Corp.	1,078,000	66,421
RingCentral, Inc.	165,600	3,042
SoftBank Corp.	3,143,100	275,809
T-Mobile U.S., Inc. (a)	2,022,200	68,027
		413,299
TOTAL TELECOMMUNICATION SERVICES		433,841
UTILITIES - 0.0%
Multi-Utilities - 0.0%
YTL Corp. Bhd	57,122,126	28,226
TOTAL COMMON STOCKS (Cost $59,591,761)		108,447,138
Convertible Preferred Stocks - 0.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(i)	1,228,555	$ 6,279
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. (a)(i)	2,100,446	28,629
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (i)	2,007,356	13,914
Internet Software & Services - 0.2%
Dropbox, Inc. Series A (a)(i)	1,260,898	12,609
Pinterest, Inc. Series E, 8.00% (i)	10,968,216	159,376
		171,985
Software - 0.1%
Mobileye NV Series F (i)	1,660,543	57,953
Trion World Network, Inc.:
8.00% (a)(i)	333,435	604
Series C, 8.00% (a)(i)	3,950,196	7,150
Series C-1, 8.00% (a)(i)	310,705	562
		66,269
TOTAL INFORMATION TECHNOLOGY		252,168
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $322,491)		287,076
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (i)		$ 1,126	1,126
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	14,286	$ 20,980
TOTAL CORPORATE BONDS (Cost $19,930)			22,106
Money Market Funds - 2.7%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,462,742,489	2,462,742
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	551,228,758	551,229
TOTAL MONEY MARKET FUNDS (Cost $3,013,971)		3,013,971
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $62,948,153)		111,770,291
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(825,797)
NET ASSETS - 100%		$ 110,944,494
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $270,964,000 or 0.2% of net assets.

(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,063,027,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 394,945
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 22,464
Intarcia Therapeutics, Inc.	11/14/12	$ 28,629
Legend Pictures LLC	9/23/10 - 12/18/12	$ 57,827
Security	Acquisition Date	Acquisition Cost (000s)
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mobileye NV Series F	8/15/13	$ 57,953
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pure Storage, Inc. Series E	8/22/13	$ 13,914
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
warrants 10/3/18	10/10/13	$ 0*
8.00%	3/20/13	$ 1,754
Series C, 8.00%	8/22/08	$ 21,691
Series C-1, 8.00%	8/10/10	$ 1,706
15% 10/10/15 pay-in-kind	10/10/13	$ 1,126
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,302
Fidelity Securities Lending Cash Central Fund	6,797
Total	$ 11,099
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Data Systems Corp.	$ 395,341	$ 20,248	$ 285,486	$ -	$ -
Allot Communications Ltd.	37,894	-	29,261	-	-
Amphenol Corp. Class A	609,379	144,601	91,071	6,198	905,079
B2Gold Corp.	112,214	10,253	10,419	-	97,255
B2Gold Corp. (144A)	20,937	-	-	-	12,006
Bluebird Bio, Inc.	-	13,251	13,475	-	-
Bluebird Bio, Inc. (formerly bluebird bio preferred stock)	9,615	-	-	-	-
CGA Mining Ltd. (Canada)	61,621	-	-	-	-
Chipotle Mexican Grill, Inc.	603,558	49,083	145,349	-	909,505
Concur Technologies, Inc.	218,282	68,750	17,976	-	395,008
Constant Contact, Inc.	14,762	10,027	-	-	50,523
Cornerstone OnDemand, Inc.	56,284	34,213	-	-	141,270
D.R. Horton, Inc.	323,572	94,255	396,722	-	-
Discovery Communications, Inc. Class A	1,038,085	7,755	158,267	-	1,312,435
Dunkin' Brands Group, Inc.	237,154	-	-	5,432	344,509
Five Below, Inc.	17,220	131,072	-	-	168,373
FleetMatics Group PLC	44,071	91,073	126,292	-	-
Franco-Nevada Corp.	755,693	19,220	333,507	6,304	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Franco-Nevada Corp. warrants 6/16/17	$ 3,045	$ -	$ -	$ -	$ -
Medusa Mining Ltd.	69,126	-	35,206	-	-
Metro Bank PLC Class A	43,393	42,691	-	-	100,762
Metro Bank PLC rights 1/13/14	-	-	-	-	-
Mettler-Toledo International, Inc.	463,490	22,760	9,278	-	596,249
NetSuite, Inc.	233,147	67,880	21,576	-	403,365
Noble Energy, Inc.	1,778,823	9,748	-	19,079	2,392,270
Premier Gold Mines Ltd.	31,501	4,378	15,316	-	-
Premier Gold Mines Ltd. (144A)	16,256	-	5,807	-	-
Puma Biotechnology, Inc.	21,051	50,710	46,008	-	-
SolarWinds, Inc.	206,369	15,251	173,433	-	-
Tableau Software, Inc.	-	86,356	11,737	-	82,296
Tim Hortons, Inc. (Canada)	550,631	-	211,316	7,869	-
TJX Companies, Inc.	1,498,738	334,845	41,631	20,267	2,598,713
TripAdvisor, Inc.	252,835	150,915	-	-	721,785
Total	$ 9,724,087	$ 1,479,335	$ 2,179,133	$ 65,149	$ 11,231,403
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,479,649	$ 22,086,517	$ 277,337	$ 115,795
Consumer Staples	8,918,400	8,918,400	-	-
Energy	4,693,914	4,693,914	-	-
Financials	18,633,203	17,386,375	675,528	571,300
Health Care	13,440,145	13,124,324	287,192	28,629
Industrials	7,538,127	7,409,277	128,850	-
Information Technology	30,100,117	29,722,656	70,653	306,808
Materials	2,468,592	2,468,592	-	-
Telecommunication Services	433,841	91,611	342,230	-
Utilities	28,226	28,226	-	-
Corporate Bonds	22,106	-	20,980	1,126
Money Market Funds	3,013,971	3,013,971	-	-
Total Investments in Securities:	$ 111,770,291	$ 108,943,863	$ 1,802,770	$ 1,023,658

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,729,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $542,767) - See accompanying schedule: Unaffiliated issuers (cost $55,458,375)	$ 97,524,917
Fidelity Central Funds (cost $3,013,971)	3,013,971
Other affiliated issuers (cost $4,475,807)	11,231,403
Total Investments (cost $62,948,153)		$ 111,770,291
Receivable for investments sold		6,205
Receivable for fund shares sold		159,747
Dividends receivable		71,675
Interest receivable		1,363
Distributions receivable from Fidelity Central Funds		1,055
Prepaid expenses		250
Other receivables		2,966
Total assets		112,013,552

Liabilities
Payable to custodian bank	$ 725
Payable for investments purchased	144,891
Payable for fund shares redeemed	309,833
Accrued management fee	48,143
Other affiliated payables	10,593
Other payables and accrued expenses	3,644
Collateral on securities loaned, at value	551,229
Total liabilities		1,069,058

Net Assets		$ 110,944,494
Net Assets consist of:
Paid in capital		$ 61,383,831
Accumulated net investment loss		(40,469)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		778,875
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,822,257
Net Assets		$ 110,944,494

Contrafund: Net Asset Value, offering price and redemption price per share ($74,962,499 ÷ 779,754 shares)		$ 96.14

Class K: Net Asset Value, offering price and redemption price per share ($35,981,995 ÷ 374,553 shares)		$ 96.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2013

Investment Income
Dividends (including $65,149 earned from other affiliated issuers)		$ 990,980
Interest		2,009
Income from Fidelity Central Funds		11,099
Total income		1,004,088

Expenses
Management fee Basic fee	$ 536,957
Performance adjustment	(44,537)
Transfer agent fees	118,346
Accounting and security lending fees	3,358
Custodian fees and expenses	1,630
Independent trustees' compensation	505
Appreciation in deferred trustee compensation account	3
Registration fees	1,420
Audit	304
Legal	272
Miscellaneous	839
Total expenses before reductions	619,097
Expense reductions	(6,539)	612,558
Net investment income (loss)		391,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,561,226
Other affiliated issuers	342,897
Foreign currency transactions	(4,452)
Total net realized gain (loss)		8,899,671
Change in net unrealized appreciation (depreciation) on: Investment securities	19,321,924
Assets and liabilities in foreign currencies	110
Total change in net unrealized appreciation (depreciation)		19,322,034
Net gain (loss)		28,221,705
Net increase (decrease) in net assets resulting from operations		$ 28,613,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 391,530	$ 353,214
Net realized gain (loss)	8,899,671	5,401,710
Change in net unrealized appreciation (depreciation)	19,322,034	6,122,704
Net increase (decrease) in net assets resulting from operations	28,613,235	11,877,628
Distributions to shareholders from net investment income	(174,645)	(234,540)
Distributions to shareholders from net realized gain	(7,910,259)	(699,796)
Total distributions	(8,084,904)	(934,336)
Share transactions - net increase (decrease)	6,003,109	745,692
Total increase (decrease) in net assets	26,531,440	11,688,984

Net Assets
Beginning of period	84,413,054	72,724,070
End of period (including accumulated net investment loss of $40,469 and accumulated net investment loss of $55,075, respectively)	$ 110,944,494	$ 84,413,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 77.57	$ 67.45	$ 67.73	$ 58.28	$ 45.26
Income from Investment Operations
Net investment income (loss) B	.33	.30	.04	(.02)	.11
Net realized and unrealized gain (loss)	25.70	10.66	(.13)	9.86	13.11
Total from investment operations	26.03	10.96	(.09)	9.84	13.22
Distributions from net investment income	(.13)	(.19) E	(.04)	(.01)	(.11)
Distributions from net realized gain	(7.33)	(.65) E	(.15)	(.38)	(.09)
Total distributions	(7.46)	(.84)	(.19)	(.39)	(.20) G
Net asset value, end of period	$ 96.14	$ 77.57	$ 67.45	$ 67.73	$ 58.28
Total Return A	34.15%	16.26%	(.14)%	16.93%	29.23%
Ratios to Average Net Assets C,F
Expenses before reductions	.67%	.74%	.81%	.92%	1.02%
Expenses net of fee waivers, if any	.67%	.74%	.81%	.92%	1.02%
Expenses net of all reductions	.66%	.74%	.81%	.91%	1.01%
Net investment income (loss)	.37%	.40%	.06%	(.03)%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 74,962	$ 58,769	$ 54,677	$ 60,498	$ 57,225
Portfolio turnover rate D	46%	48%	55%	46%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 77.51	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Income from Investment Operations
Net investment income (loss) B	.42	.39	.12	.06	.19
Net realized and unrealized gain (loss)	25.70	10.65	(.14)	9.87	13.11
Total from investment operations	26.12	11.04	(.02)	9.93	13.30
Distributions from net investment income	(.23)	(.28) E	(.13)	(.01)	(.20)
Distributions from net realized gain	(7.33)	(.65) E	(.15)	(.47)	(.09)
Total distributions	(7.56)	(.93)	(.28)	(.48)	(.28) G
Net asset value, end of period	$ 96.07	$ 77.51	$ 67.40	$ 67.70	$ 58.25
Total Return A	34.30%	16.40%	(.02)%	17.09%	29.43%
Ratios to Average Net Assets C,F
Expenses before reductions	.56%	.63%	.69%	.79%	.86%
Expenses net of fee waivers, if any	.56%	.63%	.69%	.79%	.86%
Expenses net of all reductions	.56%	.62%	.69%	.78%	.85%
Net investment income (loss)	.48%	.51%	.18%	.10%	.38%
Supplemental Data
Net assets, end of period (in millions)	$ 35,982	$ 25,644	$ 18,047	$ 14,034	$ 6,749
Portfolio turnover rate D	46%	48%	55%	46%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,817,299
Gross unrealized depreciation	(333,573)
Net unrealized appreciation (depreciation) on securities and other investments	$ 48,483,726

Tax Cost	$ 63,286,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,117,287
Net unrealized appreciation (depreciation)	$ 48,483,845

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 174,645	$ 554,101
Long-term Capital Gains	7,910,259	380,235
Total	$ 8,084,904	$ 934,336

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $43,178,199 and $46,009,317, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,487.16
Class K	14,859.05
	$ 118,346

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $646 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,227. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,797, including $634 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,214 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,322.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Contrafund	$ 94,711	$ 142,141
Class K	79,934	92,399
Total	$ 174,645	$ 234,540

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
From net realized gain
Contrafund	$ 5,361,041	$ 488,008
Class K	2,549,218	211,788
Total	$ 7,910,259	$ 699,796

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Contrafund
Shares sold	100,690	111,368	$ 8,857,095	$ 8,438,526
Reinvestment of distributions	57,515	7,912	5,248,448	607,022
Shares redeemed	(136,086)	(172,284)	(11,999,987)	(12,991,518)
Net increase (decrease)	22,119	(53,004)	$ 2,105,556	$ (3,945,970)
Class K
Shares sold	77,060	117,840	$ 6,767,404	$ 8,818,893
Reinvestment of distributions	28,800	3,969	2,629,152	304,187
Shares redeemed	(62,163)	(58,709)	(5,499,003)	(4,431,418)
Net increase (decrease)	43,697	63,100	$ 3,897,553	$ 4,691,662

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer, and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	02/10/2014	02/07/2014	$0.970

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $8,324,693,528, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CON-K-UANN-0214
1.863186.105

Fidelity®

Contrafund®

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	34.15%	18.67%	10.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Retail Class shares returned 34.15%, outperforming the S&P 500®. Relative to the index, results were driven by investments in companies tied to the Internet, including search-engine giant Google, social-media pioneer Facebook and e-commerce leader Amazon.com. Google was the fund's largest holding and by far our top contributor. Biotechnology stocks also performed exceptionally well in 2013, and the fund's large position in Biogen Idec, a leader in the treatment of multiple sclerosis, was the fund's second-largest contributor. Conversely, an overweighting in smartphone maker Apple was the fund's biggest relative detractor. While I cut the fund's stake by more than 40%, I remained overweighted and the position proved costly. Although I reduced my out-of-index position in gold-mining stocks, holdings such as Franco-Nevada were crushed by a 28% drop in the commodity price. A modest cash position also meaningfully detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Contrafund	.65%
Actual		$ 1,000.00	$ 1,204.00	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class K	.55%
Actual		$ 1,000.00	$ 1,204.70	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	7.3	6.0
Berkshire Hathaway, Inc. Class A	4.1	4.0
Apple, Inc.	3.4	3.5
Wells Fargo & Co.	2.8	2.9
Amazon.com, Inc.	2.6	1.7
TJX Companies, Inc.	2.3	1.9
Biogen Idec, Inc.	2.3	2.0
Noble Energy, Inc.	2.2	2.2
Visa, Inc. Class A	2.1	2.0
The Walt Disney Co.	2.0	2.3
	31.1
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.2	22.2
Consumer Discretionary	20.3	19.7
Financials	16.8	16.1
Health Care	12.1	12.1
Consumer Staples	8.0	9.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stocks 97.7%		Stocks 93.6%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.3%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.3%
* Foreign investments	9.7%	** Foreign investments	10.4%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.3%
Auto Components - 0.1%
Delphi Automotive PLC	513,028	$ 30,848
Johnson Controls, Inc.	1,234,498	63,330
		94,178
Automobiles - 0.8%
General Motors Co. (a)	600,000	24,522
Harley-Davidson, Inc.	1,412,582	97,807
Tesla Motors, Inc. (a)(e)	4,112,567	618,448
Toyota Motor Corp.	2,032,500	123,932
		864,709
Distributors - 0.1%
LKQ Corp. (a)	4,287,218	141,049
Hotels, Restaurants & Leisure - 3.2%
Buffalo Wild Wings, Inc. (a)	155,400	22,875
Chipotle Mexican Grill, Inc. (a)(f)	1,707,093	909,505
Chuys Holdings, Inc. (a)	309,177	11,137
Dunkin' Brands Group, Inc. (f)	7,147,490	344,509
Galaxy Entertainment Group Ltd. (a)	1,315,000	11,795
Las Vegas Sands Corp.	2,255,690	177,906
Marriott International, Inc. Class A	3,130,415	154,517
Melco Crown Entertainment Ltd. sponsored ADR (a)	2,336,300	91,630
Noodles & Co. (e)	919,242	33,019
Starbucks Corp.	16,302,568	1,277,958
Tim Hortons, Inc. (Canada)	7,326,932	427,580
Whitbread PLC	1,279,726	79,490
		3,541,921
Household Durables - 0.2%
Mohawk Industries, Inc. (a)	529,223	78,801
Whirlpool Corp.	562,123	88,175
		166,976
Internet & Catalog Retail - 5.0%
Amazon.com, Inc. (a)	7,301,291	2,911,682
ASOS PLC (a)	1,692,897	171,677
Ctrip.com International Ltd. sponsored ADR (a)	270,000	13,397
Liberty Interactive Corp.:
(Venture Group) Series A (a)	130,212	15,963
Series A (a)	2,958,966	86,846
Netflix, Inc. (a)	855,456	314,953
priceline.com, Inc. (a)	990,722	1,151,615
Rakuten, Inc.	10,279,500	153,405
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
TripAdvisor, Inc. (a)(f)	8,714,053	$ 721,785
zulily, Inc.	345,100	14,297
		5,555,620
Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	795,175	115,809
Media - 5.4%
CBS Corp. Class B	2,328,242	148,402
Charter Communications, Inc. Class A (a)	1,102,629	150,796
Comcast Corp. Class A	11,673,873	606,633
Discovery Communications, Inc. Class A (a)(f)	14,514,874	1,312,435
DISH Network Corp. Class A	1,011,140	58,565
DreamWorks Animation SKG, Inc. Class A (a)	1,745,755	61,974
Legend Pictures LLC (a)(h)(i)	52,165	94,053
Liberty Global PLC Class A (a)	5,055,195	449,862
Liberty Media Corp. Class A (a)	3,268,658	478,695
Lions Gate Entertainment Corp. (e)	3,554,525	112,536
Omnicom Group, Inc.	1,678,644	124,841
The Walt Disney Co.	28,594,620	2,184,629
Twenty-First Century Fox, Inc. Class A	2,520,500	88,671
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	41,234	15,463
WPP PLC	2,529,900	57,814
		5,945,369
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc. (a)	4,887,720	392,484
Conn's, Inc. (a)(e)	360,000	28,364
Five Below, Inc. (a)(f)	3,897,518	168,373
GNC Holdings, Inc.	1,181,964	69,086
Home Depot, Inc.	2,447,373	201,517
O'Reilly Automotive, Inc. (a)	936,500	120,537
Ross Stores, Inc.	4,757,682	356,493
TJX Companies, Inc. (f)	40,776,923	2,598,713
Tractor Supply Co.	545,234	42,299
Urban Outfitters, Inc. (a)	804,187	29,835
		4,007,701
Textiles, Apparel & Luxury Goods - 1.8%
Michael Kors Holdings Ltd. (a)	2,021,071	164,091
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	17,201,267	$ 1,352,708
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	5,993,578	523,239
		2,040,038
TOTAL CONSUMER DISCRETIONARY		22,473,370
CONSUMER STAPLES - 8.0%
Beverages - 1.6%
Anheuser-Busch InBev SA NV ADR	3,699,039	393,800
Boston Beer Co., Inc. Class A (a)	521,107	125,998
The Coca-Cola Co.	31,264,279	1,291,527
		1,811,325
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	6,924,516	824,087
CVS Caremark Corp.	13,935,423	997,358
Sprouts Farmers Market LLC	2,994,389	115,074
Wal-Mart Stores, Inc.	6,319,580	497,288
Walgreen Co.	2,514,600	144,439
Whole Foods Market, Inc.	206,854	11,962
		2,590,208
Food Products - 0.9%
Associated British Foods PLC	10,663,250	431,733
Mondelez International, Inc.	17,131,857	604,755
		1,036,488
Household Products - 2.0%
Colgate-Palmolive Co.	29,607,291	1,930,691
Procter & Gamble Co.	3,602,643	293,291
		2,223,982
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	15,706,212	1,182,992
Hengan International Group Co. Ltd.	1,000,000	11,813
L'Oreal SA	350,599	61,592
		1,256,397
TOTAL CONSUMER STAPLES		8,918,400
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 4.2%
Energy Equipment & Services - 0.3%
Oceaneering International, Inc.	758,501	$ 59,831
Schlumberger Ltd.	3,340,391	301,003
		360,834
Oil, Gas & Consumable Fuels - 3.9%
Americas Petrogas, Inc. (a)(g)	3,562,500	5,768
Anadarko Petroleum Corp.	687,083	54,499
BG Group PLC	550,000	11,817
Birchcliff Energy Ltd. (a)	2,921,900	19,997
Birchcliff Energy Ltd. (a)(g)	686,500	4,698
Cabot Oil & Gas Corp.	578,000	22,403
Canadian Natural Resources Ltd.	1,773,436	60,002
Concho Resources, Inc. (a)	375,820	40,589
Continental Resources, Inc. (a)(e)	2,314,628	260,442
EOG Resources, Inc.	5,791,577	972,058
Frontline 2012 Ltd. (a)(g)	948,082	7,816
Madalena Energy, Inc. (g)	9,370,500	6,087
Murphy Oil Corp.	2,243,000	145,526
Noble Energy, Inc. (f)	35,123,618	2,392,270
Occidental Petroleum Corp.	798,000	75,890
TAG Oil Ltd. (g)	1,365,935	4,231
Tourmaline Oil Corp. (a)	4,518,600	190,145
Tourmaline Oil Corp. (a)(g)	1,363,300	57,368
TransAtlantic Petroleum Ltd. (a)(g)	1,734,051	1,474
		4,333,080
TOTAL ENERGY		4,693,914
FINANCIALS - 16.8%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	2,355,361	270,984
BlackRock, Inc. Class A	2,206,965	698,438
Charles Schwab Corp.	7,909,736	205,653
Financial Engines, Inc.	201,891	14,027
Morgan Stanley	10,808,023	338,940
Oaktree Capital Group LLC Class A	1,911,972	112,500
WisdomTree Investments, Inc. (a)	3,115,282	55,172
		1,695,714
Commercial Banks - 5.0%
Bank of Ireland (a)	1,427,660,622	497,282
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
M&T Bank Corp.	2,078,622	$ 241,993
Metro Bank PLC:
rights 1/13/14 (a)(f)	698,914	0
Class A (a)(f)(i)	4,680,628	100,762
PNC Financial Services Group, Inc.	4,937,503	383,051
Shinsei Bank Ltd.	20,068,000	49,125
U.S. Bancorp	25,984,381	1,049,769
Wells Fargo & Co.	69,416,726	3,151,519
		5,473,501
Consumer Finance - 1.3%
American Express Co.	15,104,178	1,370,402
Capital One Financial Corp.	821,000	62,897
Portfolio Recovery Associates, Inc. (a)	220,000	11,625
		1,444,924
Diversified Financial Services - 6.6%
ASAC II LP (i)	39,494,500	470,538
Bank of America Corp.	15,646,523	243,616
Berkshire Hathaway, Inc. Class A (a)	25,623	4,558,332
Citigroup, Inc.	29,774,102	1,551,528
IntercontinentalExchange Group, Inc.	1,127,122	253,512
Investment AB Kinnevik (B Shares)	300,000	13,895
JPMorgan Chase & Co.	3,222,035	188,425
McGraw-Hill Companies, Inc.	211,920	16,572
ORIX Corp.	3,062,700	53,817
		7,350,235
Insurance - 2.3%
ACE Ltd.	6,987,305	723,396
Admiral Group PLC	247,820	5,376
AIA Group Ltd.	71,783,800	360,109
Fairfax Financial Holdings Ltd. (sub. vtg.)	117,822	47,041
Marsh & McLennan Companies, Inc.	5,738,692	277,523
Prudential Financial, Inc.	991,944	91,477
Prudential PLC	3,370,190	75,304
The Chubb Corp.	6,803,898	657,461
The Travelers Companies, Inc.	3,275,495	296,563
		2,534,250
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
American Tower Corp.	1,686,025	$ 134,579
TOTAL FINANCIALS		18,633,203
HEALTH CARE - 12.1%
Biotechnology - 4.1%
Agios Pharmaceuticals, Inc. (e)	1,148,369	27,503
Alexion Pharmaceuticals, Inc. (a)	1,225,013	163,000
Amgen, Inc.	2,796,166	319,210
Biogen Idec, Inc. (a)	8,908,961	2,492,282
Bluebird Bio, Inc.	1,017,341	21,344
Celgene Corp. (a)	359,335	60,713
Celldex Therapeutics, Inc. (a)	1,435,419	34,751
CSL Ltd.	708,447	43,622
Enzymotec Ltd.	120,439	3,253
Gilead Sciences, Inc. (a)	15,413,140	1,158,297
Pharmacyclics, Inc. (a)	299,667	31,699
Puma Biotechnology, Inc. (a)	1,203,847	124,634
Regeneron Pharmaceuticals, Inc. (a)	98,564	27,129
		4,507,437
Health Care Equipment & Supplies - 0.6%
Align Technology, Inc. (a)	425,000	24,289
Boston Scientific Corp. (a)	22,952,815	275,893
C.R. Bard, Inc.	273,600	36,646
Medtronic, Inc.	2,590,027	148,642
Stryker Corp.	2,139,778	160,783
		646,253
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	4,213,400	296,244
Cardinal Health, Inc.	2,474,400	165,315
Cigna Corp.	2,989,928	261,559
Henry Schein, Inc. (a)	2,439,670	278,757
UnitedHealth Group, Inc.	11,753,314	885,025
		1,886,900
Health Care Technology - 0.8%
Cerner Corp. (a)	15,173,840	845,790
Veeva Systems, Inc. Class A	770,400	24,730
		870,520
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	57,716	$ 15,602
Fluidigm Corp. (a)(i)	1,027,387	39,369
Illumina, Inc. (a)	1,470,547	162,672
Mettler-Toledo International, Inc. (a)(f)	2,457,845	596,249
Thermo Fisher Scientific, Inc.	4,077,965	454,081
		1,267,973
Pharmaceuticals - 3.8%
AbbVie, Inc.	22,777,470	1,202,878
Actavis PLC (a)	438,841	73,725
Astellas Pharma, Inc.	2,198,600	130,348
Bayer AG	6,198,128	869,304
Endo Health Solutions, Inc. (a)(e)	996,642	67,233
Johnson & Johnson	12,050,089	1,103,668
Novo Nordisk A/S Series B	711,991	130,547
Ono Pharmaceutical Co. Ltd.	300,000	26,297
Perrigo Co. PLC	1,507,287	231,308
Salix Pharmaceuticals Ltd. (a)	120,900	10,874
Valeant Pharmaceuticals International, Inc. (Canada) (a)	3,292,370	386,251
		4,232,433
TOTAL HEALTH CARE		13,411,516
INDUSTRIALS - 6.8%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	2,667,067	243,690
Precision Castparts Corp.	776,409	209,087
The Boeing Co.	3,129,800	427,186
United Technologies Corp.	1,801,397	204,999
		1,084,962
Air Freight & Logistics - 0.3%
FedEx Corp.	1,473,600	211,859
United Parcel Service, Inc. Class B	1,147,326	120,561
		332,420
Building Products - 0.1%
A.O. Smith Corp.	197,500	10,653
Fortune Brands Home & Security, Inc.	776,700	35,495
Toto Ltd.	3,200,000	50,756
		96,904
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	3,204,541	$ 372,272
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc. (a)	1,236,810	77,907
Electrical Equipment - 0.1%
Generac Holdings, Inc.	2,107,183	119,351
SolarCity Corp. (e)	608,200	34,558
		153,909
Industrial Conglomerates - 1.5%
3M Co.	4,213,196	590,901
Danaher Corp.	13,262,913	1,023,897
		1,614,798
Machinery - 0.5%
Fanuc Corp.	150,000	27,486
Illinois Tool Works, Inc.	5,125,481	430,950
ITT Corp.	414,700	18,006
Kubota Corp.	3,051,000	50,608
Proto Labs, Inc. (a)(e)	862,817	61,415
Snap-On, Inc.	250,199	27,402
		615,867
Professional Services - 0.3%
Experian PLC	5,547,302	102,333
Towers Watson & Co.	200,000	25,522
Verisk Analytics, Inc. (a)	2,663,944	175,074
		302,929
Road & Rail - 2.0%
Canadian Pacific Railway Ltd. (e)	6,668,376	1,008,496
J.B. Hunt Transport Services, Inc.	1,288,200	99,578
Union Pacific Corp.	6,777,988	1,138,702
		2,246,776
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
Class A (g)	1,624,500	50,489
Class A	4,636,111	144,090
Noble Group Ltd.	13,000,000	11,023
W.W. Grainger, Inc.	1,698,305	433,781
		639,383
TOTAL INDUSTRIALS		7,538,127
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 26.9%
Communications Equipment - 0.4%
QUALCOMM, Inc.	6,257,894	$ 464,649
Computers & Peripherals - 3.5%
Apple, Inc.	6,703,524	3,761,414
Nimble Storage, Inc.	573,400	25,975
SanDisk Corp.	1,466,300	103,433
		3,890,822
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A (f)	10,148,900	905,079
Ingram Micro, Inc. Class A (a)	2,771,372	65,016
Keyence Corp.	27,000	11,561
Omron Corp.	285,000	12,595
Trimble Navigation Ltd. (a)	350,000	12,145
		1,006,396
Internet Software & Services - 12.3%
Akamai Technologies, Inc. (a)	383,300	18,084
Constant Contact, Inc. (a)(f)	1,626,102	50,523
Cornerstone OnDemand, Inc. (a)(f)	2,648,486	141,270
Dropbox, Inc. (a)(i)	5,464,028	54,640
eBay, Inc. (a)	6,859,790	376,534
Facebook, Inc. Class A (a)	36,170,208	1,977,064
Google, Inc. Class A (a)	7,221,500	8,093,207
Kakaku.com, Inc.	2,646,900	46,497
LinkedIn Corp. (a)	4,165,177	903,135
Naver Corp.	60,000	41,147
Pandora Media, Inc. (a)	1,774,000	47,188
Shutterstock, Inc. (a)	1,027,157	85,901
Tencent Holdings Ltd.	1,574,500	100,428
Twitter, Inc. (e)	1,314,600	83,674
Yahoo!, Inc. (a)	41,119,600	1,662,877
		13,682,169
IT Services - 5.2%
Accenture PLC Class A	2,253,566	185,288
Alliance Data Systems Corp. (a)(e)	1,229,185	323,190
CGI Group, Inc. Class A (sub. vtg.) (a)	6,064,145	202,890
Computer Sciences Corp.	1,387,924	77,557
Fidelity National Information Services, Inc.	3,982,808	213,797
Fiserv, Inc. (a)	3,633,568	214,562
FleetCor Technologies, Inc. (a)	336,905	39,475
Gartner, Inc. Class A (a)	656,201	46,623
Global Payments, Inc.	807,395	52,473
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	2,524,609	$ 2,109,210
Visa, Inc. Class A	10,391,234	2,313,920
		5,778,985
Semiconductors & Semiconductor Equipment - 0.4%
ARM Holdings PLC sponsored ADR	3,911,213	214,100
Avago Technologies Ltd.	411,500	21,764
Marvell Technology Group Ltd.	2,596,900	37,343
Samsung Electronics Co. Ltd.	79,760	103,655
		376,862
Software - 4.2%
Activision Blizzard, Inc.	5,979,147	106,608
Adobe Systems, Inc. (a)	6,543,587	391,830
CommVault Systems, Inc. (a)	1,912,609	143,216
Concur Technologies, Inc. (a)(e)(f)	3,828,336	395,008
Infoblox, Inc. (a)	1,454,904	48,041
Microsoft Corp.	20,710,415	775,191
NetSuite, Inc. (a)(f)	3,915,400	403,365
salesforce.com, Inc. (a)	17,621,184	972,513
ServiceNow, Inc. (a)	6,825,207	382,280
Splunk, Inc. (a)	4,804,803	329,946
Tableau Software, Inc. (f)	1,193,900	82,296
Trion World Network, Inc.:
warrants 8/10/17 (a)(i)	124,282	0 *
warrants 10/3/18 (a)(i)	181,908	0 *
Ultimate Software Group, Inc. (a)	1,126,089	172,539
VMware, Inc. Class A (a)	255,800	22,948
Workday, Inc. Class A (a)	4,836,479	402,202
Xero Ltd. (a)	756,045	20,083
		4,648,066
TOTAL INFORMATION TECHNOLOGY		29,847,949
MATERIALS - 2.2%
Chemicals - 1.5%
Chemtura Corp. (a)	500,000	13,960
Ecolab, Inc.	4,594,393	479,057
Filtrona PLC	6,917,671	98,401
LyondellBasell Industries NV Class A	2,990,048	240,041
Monsanto Co.	2,824,133	329,153
PPG Industries, Inc.	2,144,949	406,811
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	85,000	$ 11,053
Sherwin-Williams Co.	512,687	94,078
		1,672,554
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	1,127,520	118,401
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	2,109,300	46,106
B2Gold Corp. (a)(f)	47,389,699	97,255
B2Gold Corp. (a)(f)(g)	5,850,000	12,006
Dalradian Resources, Inc. (a)(g)	3,000,000	1,836
Franco-Nevada Corp.	5,521,794	225,030
Franco-Nevada Corp. warrants 6/16/17 (a)(g)	342,250	1,453
Freeport-McMoRan Copper & Gold, Inc.	2,380,300	89,833
Glencore Xstrata PLC	10,000,000	51,782
Ivanhoe Mines Ltd. (a)(g)	16,077,337	28,303
Tahoe Resources, Inc. (a)	2,079,903	34,598
Tahoe Resources, Inc. (a)(g)	5,376,500	89,435
		677,637
TOTAL MATERIALS		2,468,592
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	1,919,526	20,542
Wireless Telecommunication Services - 0.4%
KDDI Corp.	1,078,000	66,421
RingCentral, Inc.	165,600	3,042
SoftBank Corp.	3,143,100	275,809
T-Mobile U.S., Inc. (a)	2,022,200	68,027
		413,299
TOTAL TELECOMMUNICATION SERVICES		433,841
UTILITIES - 0.0%
Multi-Utilities - 0.0%
YTL Corp. Bhd	57,122,126	28,226
TOTAL COMMON STOCKS (Cost $59,591,761)		108,447,138
Convertible Preferred Stocks - 0.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(i)	1,228,555	$ 6,279
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. (a)(i)	2,100,446	28,629
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (i)	2,007,356	13,914
Internet Software & Services - 0.2%
Dropbox, Inc. Series A (a)(i)	1,260,898	12,609
Pinterest, Inc. Series E, 8.00% (i)	10,968,216	159,376
		171,985
Software - 0.1%
Mobileye NV Series F (i)	1,660,543	57,953
Trion World Network, Inc.:
8.00% (a)(i)	333,435	604
Series C, 8.00% (a)(i)	3,950,196	7,150
Series C-1, 8.00% (a)(i)	310,705	562
		66,269
TOTAL INFORMATION TECHNOLOGY		252,168
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $322,491)		287,076
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (i)		$ 1,126	1,126
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	14,286	$ 20,980
TOTAL CORPORATE BONDS (Cost $19,930)			22,106
Money Market Funds - 2.7%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,462,742,489	2,462,742
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	551,228,758	551,229
TOTAL MONEY MARKET FUNDS (Cost $3,013,971)		3,013,971
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $62,948,153)		111,770,291
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(825,797)
NET ASSETS - 100%		$ 110,944,494
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $270,964,000 or 0.2% of net assets.

(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,063,027,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 394,945
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 22,464
Intarcia Therapeutics, Inc.	11/14/12	$ 28,629
Legend Pictures LLC	9/23/10 - 12/18/12	$ 57,827
Security	Acquisition Date	Acquisition Cost (000s)
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mobileye NV Series F	8/15/13	$ 57,953
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pure Storage, Inc. Series E	8/22/13	$ 13,914
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
warrants 10/3/18	10/10/13	$ 0*
8.00%	3/20/13	$ 1,754
Series C, 8.00%	8/22/08	$ 21,691
Series C-1, 8.00%	8/10/10	$ 1,706
15% 10/10/15 pay-in-kind	10/10/13	$ 1,126
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,302
Fidelity Securities Lending Cash Central Fund	6,797
Total	$ 11,099
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance Data Systems Corp.	$ 395,341	$ 20,248	$ 285,486	$ -	$ -
Allot Communications Ltd.	37,894	-	29,261	-	-
Amphenol Corp. Class A	609,379	144,601	91,071	6,198	905,079
B2Gold Corp.	112,214	10,253	10,419	-	97,255
B2Gold Corp. (144A)	20,937	-	-	-	12,006
Bluebird Bio, Inc.	-	13,251	13,475	-	-
Bluebird Bio, Inc. (formerly bluebird bio preferred stock)	9,615	-	-	-	-
CGA Mining Ltd. (Canada)	61,621	-	-	-	-
Chipotle Mexican Grill, Inc.	603,558	49,083	145,349	-	909,505
Concur Technologies, Inc.	218,282	68,750	17,976	-	395,008
Constant Contact, Inc.	14,762	10,027	-	-	50,523
Cornerstone OnDemand, Inc.	56,284	34,213	-	-	141,270
D.R. Horton, Inc.	323,572	94,255	396,722	-	-
Discovery Communications, Inc. Class A	1,038,085	7,755	158,267	-	1,312,435
Dunkin' Brands Group, Inc.	237,154	-	-	5,432	344,509
Five Below, Inc.	17,220	131,072	-	-	168,373
FleetMatics Group PLC	44,071	91,073	126,292	-	-
Franco-Nevada Corp.	755,693	19,220	333,507	6,304	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Franco-Nevada Corp. warrants 6/16/17	$ 3,045	$ -	$ -	$ -	$ -
Medusa Mining Ltd.	69,126	-	35,206	-	-
Metro Bank PLC Class A	43,393	42,691	-	-	100,762
Metro Bank PLC rights 1/13/14	-	-	-	-	-
Mettler-Toledo International, Inc.	463,490	22,760	9,278	-	596,249
NetSuite, Inc.	233,147	67,880	21,576	-	403,365
Noble Energy, Inc.	1,778,823	9,748	-	19,079	2,392,270
Premier Gold Mines Ltd.	31,501	4,378	15,316	-	-
Premier Gold Mines Ltd. (144A)	16,256	-	5,807	-	-
Puma Biotechnology, Inc.	21,051	50,710	46,008	-	-
SolarWinds, Inc.	206,369	15,251	173,433	-	-
Tableau Software, Inc.	-	86,356	11,737	-	82,296
Tim Hortons, Inc. (Canada)	550,631	-	211,316	7,869	-
TJX Companies, Inc.	1,498,738	334,845	41,631	20,267	2,598,713
TripAdvisor, Inc.	252,835	150,915	-	-	721,785
Total	$ 9,724,087	$ 1,479,335	$ 2,179,133	$ 65,149	$ 11,231,403
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,479,649	$ 22,086,517	$ 277,337	$ 115,795
Consumer Staples	8,918,400	8,918,400	-	-
Energy	4,693,914	4,693,914	-	-
Financials	18,633,203	17,386,375	675,528	571,300
Health Care	13,440,145	13,124,324	287,192	28,629
Industrials	7,538,127	7,409,277	128,850	-
Information Technology	30,100,117	29,722,656	70,653	306,808
Materials	2,468,592	2,468,592	-	-
Telecommunication Services	433,841	91,611	342,230	-
Utilities	28,226	28,226	-	-
Corporate Bonds	22,106	-	20,980	1,126
Money Market Funds	3,013,971	3,013,971	-	-
Total Investments in Securities:	$ 111,770,291	$ 108,943,863	$ 1,802,770	$ 1,023,658

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 1,729,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $542,767) - See accompanying schedule: Unaffiliated issuers (cost $55,458,375)	$ 97,524,917
Fidelity Central Funds (cost $3,013,971)	3,013,971
Other affiliated issuers (cost $4,475,807)	11,231,403
Total Investments (cost $62,948,153)		$ 111,770,291
Receivable for investments sold		6,205
Receivable for fund shares sold		159,747
Dividends receivable		71,675
Interest receivable		1,363
Distributions receivable from Fidelity Central Funds		1,055
Prepaid expenses		250
Other receivables		2,966
Total assets		112,013,552

Liabilities
Payable to custodian bank	$ 725
Payable for investments purchased	144,891
Payable for fund shares redeemed	309,833
Accrued management fee	48,143
Other affiliated payables	10,593
Other payables and accrued expenses	3,644
Collateral on securities loaned, at value	551,229
Total liabilities		1,069,058

Net Assets		$ 110,944,494
Net Assets consist of:
Paid in capital		$ 61,383,831
Accumulated net investment loss		(40,469)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		778,875
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,822,257
Net Assets		$ 110,944,494

Contrafund: Net Asset Value, offering price and redemption price per share ($74,962,499 ÷ 779,754 shares)		$ 96.14

Class K: Net Asset Value, offering price and redemption price per share ($35,981,995 ÷ 374,553 shares)		$ 96.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2013

Investment Income
Dividends (including $65,149 earned from other affiliated issuers)		$ 990,980
Interest		2,009
Income from Fidelity Central Funds		11,099
Total income		1,004,088

Expenses
Management fee Basic fee	$ 536,957
Performance adjustment	(44,537)
Transfer agent fees	118,346
Accounting and security lending fees	3,358
Custodian fees and expenses	1,630
Independent trustees' compensation	505
Appreciation in deferred trustee compensation account	3
Registration fees	1,420
Audit	304
Legal	272
Miscellaneous	839
Total expenses before reductions	619,097
Expense reductions	(6,539)	612,558
Net investment income (loss)		391,530
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,561,226
Other affiliated issuers	342,897
Foreign currency transactions	(4,452)
Total net realized gain (loss)		8,899,671
Change in net unrealized appreciation (depreciation) on: Investment securities	19,321,924
Assets and liabilities in foreign currencies	110
Total change in net unrealized appreciation (depreciation)		19,322,034
Net gain (loss)		28,221,705
Net increase (decrease) in net assets resulting from operations		$ 28,613,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 391,530	$ 353,214
Net realized gain (loss)	8,899,671	5,401,710
Change in net unrealized appreciation (depreciation)	19,322,034	6,122,704
Net increase (decrease) in net assets resulting from operations	28,613,235	11,877,628
Distributions to shareholders from net investment income	(174,645)	(234,540)
Distributions to shareholders from net realized gain	(7,910,259)	(699,796)
Total distributions	(8,084,904)	(934,336)
Share transactions - net increase (decrease)	6,003,109	745,692
Total increase (decrease) in net assets	26,531,440	11,688,984

Net Assets
Beginning of period	84,413,054	72,724,070
End of period (including accumulated net investment loss of $40,469 and accumulated net investment loss of $55,075, respectively)	$ 110,944,494	$ 84,413,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 77.57	$ 67.45	$ 67.73	$ 58.28	$ 45.26
Income from Investment Operations
Net investment income (loss) B	.33	.30	.04	(.02)	.11
Net realized and unrealized gain (loss)	25.70	10.66	(.13)	9.86	13.11
Total from investment operations	26.03	10.96	(.09)	9.84	13.22
Distributions from net investment income	(.13)	(.19) E	(.04)	(.01)	(.11)
Distributions from net realized gain	(7.33)	(.65) E	(.15)	(.38)	(.09)
Total distributions	(7.46)	(.84)	(.19)	(.39)	(.20) G
Net asset value, end of period	$ 96.14	$ 77.57	$ 67.45	$ 67.73	$ 58.28
Total Return A	34.15%	16.26%	(.14)%	16.93%	29.23%
Ratios to Average Net Assets C,F
Expenses before reductions	.67%	.74%	.81%	.92%	1.02%
Expenses net of fee waivers, if any	.67%	.74%	.81%	.92%	1.02%
Expenses net of all reductions	.66%	.74%	.81%	.91%	1.01%
Net investment income (loss)	.37%	.40%	.06%	(.03)%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 74,962	$ 58,769	$ 54,677	$ 60,498	$ 57,225
Portfolio turnover rate D	46%	48%	55%	46%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 77.51	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Income from Investment Operations
Net investment income (loss) B	.42	.39	.12	.06	.19
Net realized and unrealized gain (loss)	25.70	10.65	(.14)	9.87	13.11
Total from investment operations	26.12	11.04	(.02)	9.93	13.30
Distributions from net investment income	(.23)	(.28) E	(.13)	(.01)	(.20)
Distributions from net realized gain	(7.33)	(.65) E	(.15)	(.47)	(.09)
Total distributions	(7.56)	(.93)	(.28)	(.48)	(.28) G
Net asset value, end of period	$ 96.07	$ 77.51	$ 67.40	$ 67.70	$ 58.25
Total Return A	34.30%	16.40%	(.02)%	17.09%	29.43%
Ratios to Average Net Assets C,F
Expenses before reductions	.56%	.63%	.69%	.79%	.86%
Expenses net of fee waivers, if any	.56%	.63%	.69%	.79%	.86%
Expenses net of all reductions	.56%	.62%	.69%	.78%	.85%
Net investment income (loss)	.48%	.51%	.18%	.10%	.38%
Supplemental Data
Net assets, end of period (in millions)	$ 35,982	$ 25,644	$ 18,047	$ 14,034	$ 6,749
Portfolio turnover rate D	46%	48%	55%	46%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,817,299
Gross unrealized depreciation	(333,573)
Net unrealized appreciation (depreciation) on securities and other investments	$ 48,483,726

Tax Cost	$ 63,286,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,117,287
Net unrealized appreciation (depreciation)	$ 48,483,845

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 174,645	$ 554,101
Long-term Capital Gains	7,910,259	380,235
Total	$ 8,084,904	$ 934,336

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $43,178,199 and $46,009,317, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,487.16
Class K	14,859.05
	$ 118,346

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $646 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $198 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,227. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,797, including $634 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,214 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,322.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Contrafund	$ 94,711	$ 142,141
Class K	79,934	92,399
Total	$ 174,645	$ 234,540

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
From net realized gain
Contrafund	$ 5,361,041	$ 488,008
Class K	2,549,218	211,788
Total	$ 7,910,259	$ 699,796

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Contrafund
Shares sold	100,690	111,368	$ 8,857,095	$ 8,438,526
Reinvestment of distributions	57,515	7,912	5,248,448	607,022
Shares redeemed	(136,086)	(172,284)	(11,999,987)	(12,991,518)
Net increase (decrease)	22,119	(53,004)	$ 2,105,556	$ (3,945,970)
Class K
Shares sold	77,060	117,840	$ 6,767,404	$ 8,818,893
Reinvestment of distributions	28,800	3,969	2,629,152	304,187
Shares redeemed	(62,163)	(58,709)	(5,499,003)	(4,431,418)
Net increase (decrease)	43,697	63,100	$ 3,897,553	$ 4,691,662

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer, and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/10/2014	02/07/2014	$0.970

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $8,324,693,528, or, if subsequently determined to be different, the net capital gain of such year.

Contrafund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

CON-UANN-0214
1.787729.110

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.75%	16.47%	9.65%
Class T (incl. 3.50% sales charge)	27.43%	16.74%	9.65%
Class B (incl. contingent deferred sales charge)A	26.31%	16.68%	9.68%
Class C (incl. contingent deferred sales charge)B	30.41%	16.97%	9.48%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on December 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Co-Portfolio Manager of Fidelity Advisor® New Insights Fund, and John Roth, who joined the fund as Co-Portfolio Manager on September 17, 2013: For the year, the fund's Class A, Class T, Class B and Class C shares returned 32.36%, 32.05%, 31.31% and 31.41%, respectively, (excluding sales charges), modestly trailing the S&P 500®. Relative to the index, the fund was aided by investments in companies with business on the Internet, including search engine giant Google and social-media pioneer Facebook. Biotechnology stocks also performed exceptionally well in 2013, and the fund's large position in Biogen Idec, a leader in the treatment of multiple sclerosis, was the fund's top relative contributor. Conversely, our timing with smartphone maker Apple was the fund's biggest relative detractor. As we repositioned the fund as co-managers in September, we eliminated Apple, opting instead to increase weightings of high-conviction names such as Tesla Motors. But Apple bounced back in the last part of the year and the fund was hurt. Although we reduced our out-of-index position in gold-mining stocks as the global economy improved, holdings such as Franco-Nevada were crushed by a 28% drop in the price of the commodity. A modest cash position - held for liquidity purposes - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to December 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value December 31, 2013	Expenses Paid During Period
Class A	.93%
Actual		$ 1,000.00	$ 1,188.30	$ 5.13 C
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74 D
Class T	1.17%
Actual		$ 1,000.00	$ 1,186.70	$ 6.45 C
Hypothetical A		$ 1,000.00	$ 1,019.31	$ 5.96 D
Class B	1.73%
Actual		$ 1,000.00	$ 1,183.50	$ 9.52 C
Hypothetical A		$ 1,000.00	$ 1,016.48	$ 8.79 D
Class C	1.68%
Actual		$ 1,000.00	$ 1,183.60	$ 9.25 C
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54 D
Institutional Class	.67%
Actual		$ 1,000.00	$ 1,189.80	$ 3.70 C
Hypothetical A		$ 1,000.00	$ 1,021.83	$ 3.41 D
Class Z	.55%
Actual		$ 1,000.00	$ 1,115.00	$ 2.25 C
Hypothetical A		$ 1,000.00	$ 1,022.43	$ 2.80 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 141/365 (to reflect the period August 13, 2013 to December 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.8	6.3
Amazon.com, Inc.	3.0	1.8
Biogen Idec, Inc.	2.9	2.1
Wells Fargo & Co.	2.5	3.0
Facebook, Inc. Class A	2.3	0.7
Gilead Sciences, Inc.	2.2	0.8
Noble Energy, Inc.	2.1	2.2
Microsoft Corp.	2.0	0.0
Citigroup, Inc.	1.9	1.2
Visa, Inc. Class A	1.8	2.1
	25.5
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	23.1
Financials	20.2	16.5
Consumer Discretionary	18.0	20.3
Health Care	14.0	13.1
Industrials	6.9	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 98.1%		Stocks 96.5%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.1%
* Foreign investments	10.3%	** Foreign investments	10.3%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.9%
Automobiles - 1.3%
Harley-Davidson, Inc.	38,200	$ 2,645
Tesla Motors, Inc. (a)(e)	2,296,724	345,381
		348,026
Distributors - 0.8%
LKQ Corp. (a)	6,102,200	200,762
Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. (a)	213,924	113,974
Domino's Pizza, Inc.	1,865,800	129,953
Dunkin' Brands Group, Inc.	1,709,800	82,412
Starbucks Corp.	4,373,306	342,823
		669,162
Household Durables - 0.2%
D.R. Horton, Inc.	2,778,424	62,014
Internet & Catalog Retail - 5.5%
Amazon.com, Inc. (a)	1,993,446	794,966
Liberty Interactive Corp. Series A (a)	2,588,034	75,959
priceline.com, Inc. (a)	206,267	239,765
Rakuten, Inc.	4,606,500	68,745
TripAdvisor, Inc. (a)	3,082,389	255,314
		1,434,749
Media - 3.4%
Charter Communications, Inc. Class A (a)	549,025	75,085
Discovery Communications, Inc. Class A (a)	1,788,400	161,707
Legend Pictures LLC (a)(i)(j)	11,303	20,379
Liberty Global PLC Class A (a)	760,905	67,713
Liberty Media Corp. Class A (a)	592,665	86,796
Lions Gate Entertainment Corp.	269,758	8,541
The Walt Disney Co.	600,000	45,840
Twenty-First Century Fox, Inc. Class A	7,002,400	246,344
Viacom, Inc. Class B (non-vtg.)	2,082,300	181,868
Weinstein Co. Holdings LLC Class A-1 (a)(i)(j)	2,267	850
		895,123
Specialty Retail - 1.6%
Cabela's, Inc. Class A (a)	1,029,700	68,640
Five Below, Inc. (a)(e)	953,807	41,204
The Container Store Group, Inc. (e)	54,500	2,540
TJX Companies, Inc.	3,407,296	217,147
Tractor Supply Co.	966,024	74,944
		404,475
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.5%
Brunello Cucinelli SpA	199,015	$ 7,072
China Hongxing Sports Ltd. (a)	6,000,000	547
Michael Kors Holdings Ltd. (a)	1,400,129	113,676
NIKE, Inc. Class B	3,385,589	266,243
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	2,933,135	256,063
		643,601
TOTAL CONSUMER DISCRETIONARY		4,657,912
CONSUMER STAPLES - 6.3%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	1,148,261	122,244
Beam, Inc.	1,366,900	93,031
Boston Beer Co., Inc. Class A (a)	375,903	90,890
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,269,000	89,312
		395,477
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	1,603,825	190,871
CVS Caremark Corp.	3,118,877	223,218
Kroger Co.	2,282,800	90,239
		504,328
Food Products - 0.9%
Associated British Foods PLC	1,936,443	78,403
Mondelez International, Inc.	4,235,943	149,529
		227,932
Household Products - 0.7%
Colgate-Palmolive Co.	2,888,749	188,375
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	3,617,744	272,488
L'Oreal SA	339,501	59,642
		332,130
TOTAL CONSUMER STAPLES		1,648,242
ENERGY - 5.7%
Energy Equipment & Services - 1.4%
Oceaneering International, Inc.	865,699	68,286
Schlumberger Ltd.	3,314,727	298,690
		366,976
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.3%
Americas Petrogas, Inc. (a)(g)	836,000	$ 1,354
Anadarko Petroleum Corp.	755,188	59,902
Birchcliff Energy Ltd. (a)	489,900	3,353
Birchcliff Energy Ltd. (a)(g)	585,400	4,006
Cabot Oil & Gas Corp.	3,470,780	134,527
Concho Resources, Inc. (a)	78,980	8,530
Continental Resources, Inc. (a)	267,622	30,113
EOG Resources, Inc.	1,553,280	260,703
GoviEx Uranium, Inc. (a)(j)	3,477,000	8,901
Madalena Energy, Inc. (g)	2,200,000	1,429
Noble Energy, Inc.	7,814,200	532,225
Rooster Energy Ltd. (a)(f)	9,425,000	4,880
Tourmaline Oil Corp. (a)	1,107,200	46,592
Tourmaline Oil Corp. (a)(g)	303,400	12,767
TransAtlantic Petroleum Ltd. (a)(g)	325,400	277
		1,109,559
TOTAL ENERGY		1,476,535
FINANCIALS - 20.2%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	544,139	62,603
BlackRock, Inc. Class A	543,246	171,921
Charles Schwab Corp.	4,788,764	124,508
KKR & Co. LP	1,570,300	38,221
Morgan Stanley	6,217,677	194,986
Oaktree Capital Group LLC Class A	872,576	51,342
		643,581
Commercial Banks - 4.7%
Bank of Ireland (a)	248,940,628	86,711
M&T Bank Corp. (e)	765,497	89,119
Metro Bank PLC:
rights 1/13/14 (a)	62,624	0
Class A (a)(j)	419,395	9,028
PNC Financial Services Group, Inc.	2,496,889	193,709
U.S. Bancorp	5,161,514	208,525
Wells Fargo & Co.	14,209,056	645,091
		1,232,183
Consumer Finance - 1.0%
American Express Co.	2,956,847	268,275
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 5.4%
ASAC II LP (j)	9,408,021	$ 112,087
Bank of America Corp.	25,438,327	396,075
Berkshire Hathaway, Inc. Class A (a)	2,278	405,256
Citigroup, Inc.	9,571,870	498,790
		1,412,208
Insurance - 5.4%
ACE Ltd.	1,795,195	185,857
AIA Group Ltd.	30,723,800	154,128
American International Group, Inc.	7,130,700	364,022
Fairfax Financial Holdings Ltd. (sub. vtg.)	144,600	57,732
Genworth Financial, Inc. Class A (a)	4,549,600	70,655
Marsh & McLennan Companies, Inc.	1,366,941	66,105
MetLife, Inc.	4,018,700	216,688
The Chubb Corp.	2,029,876	196,147
The Travelers Companies, Inc.	1,136,863	102,932
		1,414,266
Real Estate Investment Trusts - 0.5%
American Tower Corp.	1,465,475	116,974
Real Estate Management & Development - 0.7%
Realogy Holdings Corp. (a)	3,379,300	167,174
TOTAL FINANCIALS		5,254,661
HEALTH CARE - 13.8%
Biotechnology - 6.7%
Agios Pharmaceuticals, Inc.	1,174,162	25,309
Alexion Pharmaceuticals, Inc. (a)	829,300	110,347
Biogen Idec, Inc. (a)	2,689,486	752,384
BioMarin Pharmaceutical, Inc. (a)	906,745	63,717
Bluebird Bio, Inc.	384,130	8,059
CSL Ltd.	2,870,525	176,751
Gilead Sciences, Inc. (a)	7,724,520	580,498
KYTHERA Biopharmaceuticals, Inc. (a)	475,489	17,712
Light Sciences Oncology, Inc. (a)	2,708,254	160
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	372
		1,735,309
Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. (a)	2,997,458	171,305
Boston Scientific Corp. (a)	6,471,315	77,785
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
High Power Exploration (a)	58,562	$ 39
The Cooper Companies, Inc.	617,351	76,453
		325,582
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	40,300	2,692
Cigna Corp.	446,700	39,077
Henry Schein, Inc. (a)	727,962	83,177
		124,946
Health Care Technology - 0.8%
Cerner Corp. (a)	3,613,430	201,413
Veeva Systems, Inc. Class A (e)	185,000	5,939
		207,352
Life Sciences Tools & Services - 2.3%
Eurofins Scientific SA	374,284	101,178
Fluidigm Corp. (a)(j)	112,607	4,315
Illumina, Inc. (a)	805,144	89,065
Mettler-Toledo International, Inc. (a)	558,123	135,395
PAREXEL International Corp. (a)	1,363,850	61,619
Thermo Fisher Scientific, Inc.	1,284,935	143,078
Waters Corp. (a)	637,399	63,740
		598,390
Pharmaceuticals - 2.2%
AbbVie, Inc.	4,708,529	248,657
Astellas Pharma, Inc.	494,500	29,317
Endo Health Solutions, Inc. (a)(e)	685,000	46,210
Johnson & Johnson	276,800	25,352
Novo Nordisk A/S Series B	308,810	56,622
Perrigo Co. PLC	729,085	111,885
Valeant Pharmaceuticals International (Canada) (a)	562,718	66,016
		584,059
TOTAL HEALTH CARE		3,575,638
INDUSTRIALS - 6.9%
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR	1,093,895	51,336
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.2%
Fortune Brands Home & Security, Inc.	811,300	$ 37,076
Toto Ltd.	1,000,000	15,861
		52,937
Electrical Equipment - 1.1%
Eaton Corp. PLC	1,792,942	136,479
Generac Holdings, Inc.	17,200	974
Rockwell Automation, Inc.	1,364,600	161,241
		298,694
Industrial Conglomerates - 0.8%
Danaher Corp.	2,556,168	197,336
Machinery - 0.2%
Fanuc Corp.	275,000	50,391
Professional Services - 0.9%
Verisk Analytics, Inc. (a)	3,711,156	243,897
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (e)	1,924,932	291,118
Hertz Global Holdings, Inc. (a)	1,585,035	45,364
J.B. Hunt Transport Services, Inc.	938,630	72,556
Kansas City Southern	1,248,500	154,602
Union Pacific Corp.	1,091,266	183,333
		746,973
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
Class A (g)	320,800	9,970
Class A	1,468,742	45,649
W.W. Grainger, Inc.	371,300	94,837
		150,456
TOTAL INDUSTRIALS		1,792,020
INFORMATION TECHNOLOGY - 22.9%
Communications Equipment - 0.2%
QUALCOMM, Inc.	700,000	51,975
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	2,797,612	249,491
Trimble Navigation Ltd. (a)	4,531,300	157,236
		406,727
Internet Software & Services - 9.6%
Akamai Technologies, Inc. (a)	1,874,600	88,444
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Cornerstone OnDemand, Inc. (a)	503,448	$ 26,854
Dropbox, Inc. (a)(j)	1,289,836	12,898
Facebook, Inc. Class A (a)	10,910,659	596,377
Google, Inc. Class A (a)	1,102,146	1,235,190
LinkedIn Corp. (a)	825,573	179,009
Shutterstock, Inc. (a)	1,122,500	93,875
SPS Commerce, Inc. (a)(f)	881,200	57,542
Twitter, Inc.	196,800	12,526
Yahoo!, Inc. (a)	4,885,324	197,563
		2,500,278
IT Services - 5.6%
Alliance Data Systems Corp. (a)(e)	341,733	89,852
CGI Group, Inc. Class A (sub. vtg.) (a)	660,705	22,105
Computer Sciences Corp.	231,600	12,942
Fidelity National Information Services, Inc.	1,792,330	96,212
Fiserv, Inc. (a)	1,521,832	89,864
FleetCor Technologies, Inc. (a)	583,175	68,331
Gartner, Inc. Class A (a)	979,600	69,601
Global Payments, Inc.	148,600	9,658
MasterCard, Inc. Class A	526,277	439,683
Total System Services, Inc.	2,278,200	75,818
Visa, Inc. Class A	2,148,324	478,389
		1,452,455
Software - 5.9%
Activision Blizzard, Inc.	1,455,453	25,951
Adobe Systems, Inc. (a)	950,000	56,886
Concur Technologies, Inc. (a)(e)	1,858,468	191,757
Infoblox, Inc. (a)	1,063,919	35,131
Microsoft Corp.	13,682,013	512,118
Mu Sigma, Inc. (j)	619,826	13,636
NetSuite, Inc. (a)	1,073,307	110,572
salesforce.com, Inc. (a)	3,111,788	171,740
ServiceNow, Inc. (a)	2,495,043	139,747
Splunk, Inc. (a)	853,690	58,623
Tableau Software, Inc.	268,000	18,473
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	18,952	0*
warrants 10/3/18 (a)(j)	27,736	0*
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ultimate Software Group, Inc. (a)	813,343	$ 124,620
Workday, Inc. Class A (a)	887,231	73,782
		1,533,036
TOTAL INFORMATION TECHNOLOGY		5,944,471
MATERIALS - 4.0%
Chemicals - 2.8%
Airgas, Inc.	788,300	88,171
Eastman Chemical Co.	1,109,450	89,533
Ecolab, Inc.	1,248,448	130,176
Filtrona PLC	2,767,986	39,374
Monsanto Co.	1,506,867	175,625
PPG Industries, Inc.	726,759	137,837
Sherwin-Williams Co.	354,636	65,076
		725,792
Containers & Packaging - 0.4%
Rock-Tenn Co. Class A	1,011,520	106,220
Metals & Mining - 0.5%
B2Gold Corp. (a)	20,269,232	41,597
Dalradian Resources, Inc. (a)(g)	1,000,000	612
Franco-Nevada Corp.	1,138,561	46,400
Franco-Nevada Corp. warrants 6/16/17 (a)(g)	62,150	264
Ivanhoe Mines Ltd. (a)(g)(h)	2,378,499	4,187
Tahoe Resources, Inc. (a)	948,000	15,770
Tahoe Resources, Inc. (a)(g)	1,074,200	17,869
		126,699
Paper & Forest Products - 0.3%
International Paper Co.	1,890,883	92,710
TOTAL MATERIALS		1,051,421
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
TW Telecom, Inc. (a)	2,419,400	73,719
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	70,207,126	$ 34,691
TOTAL COMMON STOCKS (Cost $17,598,553)		25,509,310
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (j)	5,575,412	25,758
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(j)	165,366	845
TOTAL CONSUMER DISCRETIONARY		26,603
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. (a)(j)	516,522	7,040
Health Care Technology - 0.1%
Castlight Health, Inc. Series D (a)(j)	1,325,100	10,548
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (j)	10,369,703	18,400
TOTAL HEALTH CARE		35,988
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Dropbox, Inc. Series A (a)(j)	299,518	2,995
Pinterest, Inc. Series E, 8.00% (j)	2,640,631	38,370
		41,365
Software - 0.0%
Mobileye NV Series F (j)	398,824	13,919
Trion World Network, Inc.:
8.00% (a)(j)	50,840	92
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Trion World Network, Inc.: - continued
Series C, 8.00% (a)(j)	602,295	$ 1,090
Series C-1, 8.00% (a)(j)	47,380	86
		15,187
TOTAL INFORMATION TECHNOLOGY		56,552
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $121,538)		119,143
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (d)(j)		$ 172	172
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	5,244
TOTAL CORPORATE BONDS (Cost $4,872)			5,416
Money Market Funds - 3.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	373,790,871	$ 373,791
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	549,660,540	549,661
TOTAL MONEY MARKET FUNDS (Cost $923,452)		923,452
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $18,648,415)		26,557,321
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(563,443)
NET ASSETS - 100%		$ 25,993,878
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,735,000 or 0.2% of net assets.

(h) A portion of the security sold on a delayed delivery basis.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $301,409,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 25,758
Security	Acquisition Date	Acquisition Cost (000s)
Castlight Health, Inc. Series D	4/25/12	$ 7,999
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 3,024
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Intarcia Therapeutics, Inc.	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,617
Mobileye NV Series F	8/15/13	$ 13,919
Mu Sigma, Inc.	12/21/12	$ 15,000
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. 8.00%	3/20/13	$ 267
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13	$ 172
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 822
Fidelity Securities Lending Cash Central Fund	1,955
Total	$ 2,777
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
KYTHERA Biopharmaceuticals, Inc.	$ 42,491	$ 1,838	$ 46,420	$ -	$ -
OvaScience, Inc.	9,131	717	10,863	-	-
Rooster Energy Ltd.	5,188	-	195	-	4,880
Skope Energy, Inc.	51	-	-	-	-
SPS Commerce, Inc.	37,270	-	7,874	-	57,542
Total	$ 94,131	$ 2,555	$ 65,352	$ -	$ 62,422
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,684,515	$ 4,567,391	$ 68,745	$ 48,379
Consumer Staples	1,648,242	1,648,242	-	-
Energy	1,476,535	1,467,634	-	8,901
Financials	5,254,661	5,046,835	86,711	121,115
Health Care	3,611,626	3,463,819	111,620	36,187
Industrials	1,792,020	1,725,768	66,252	-
Information Technology	6,001,023	5,917,937	-	83,086
Materials	1,051,421	1,051,421	-	-
Telecommunication Services	73,719	73,719	-	-
Utilities	34,691	34,691	-	-
Corporate Bonds	5,416	-	5,244	172
Money Market Funds	923,452	923,452	-	-
Total Investments in Securities:	$ 26,557,321	$ 25,920,909	$ 338,572	$ 297,840
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 104,362
Net Realized Gain (Loss) on Investment Securities	(7,625)
Net Unrealized Gain (Loss) on Investment Securities	25,509
Cost of Purchases	195,280
Proceeds of Sales	(19,686)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 297,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2013	$ 17,935

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.7%
Canada	2.4%
Ireland	1.4%
Curacao	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $539,328) - See accompanying schedule: Unaffiliated issuers (cost $17,699,389)	$ 25,571,447
Fidelity Central Funds (cost $923,452)	923,452
Other affiliated issuers (cost $25,574)	62,422
Total Investments (cost $18,648,415)		$ 26,557,321
Receivable for investments sold Regular delivery		13,575
Delayed delivery		1,346
Receivable for fund shares sold		40,077
Dividends receivable		9,507
Interest receivable		281
Distributions receivable from Fidelity Central Funds		368
Prepaid expenses		59
Other receivables		468
Total assets		26,623,002

Liabilities
Payable to custodian bank	$ 309
Payable for fund shares redeemed	58,437
Accrued management fee	10,398
Distribution and service plan fees payable	5,640
Other affiliated payables	3,935
Other payables and accrued expenses	744
Collateral on securities loaned, at value	549,661
Total liabilities		629,124

Net Assets		$ 25,993,878
Net Assets consist of:
Paid in capital		$ 18,085,549
Accumulated net investment loss		(350)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(252)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,908,931
Net Assets		$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,633,912 ÷ 328,096 shares)	$ 26.32

Maximum offering price per share (100/94.25 of $26.32)	$ 27.93
Class T: Net Asset Value and redemption price per share ($2,134,398 ÷ 82,599 shares)	$ 25.84

Maximum offering price per share (100/96.50 of $25.84)	$ 26.78
Class B: Net Asset Value and offering price per share ($212,511 ÷ 8,756 shares) A	$ 24.27

Class C: Net Asset Value and offering price per share ($3,458,712 ÷ 141,470 shares) A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,477,390 ÷ 428,967 shares)	$ 26.76

Class Z: Net Asset Value, offering price and redemption price per share ($76,955 ÷ 2,874 shares)	$ 26.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2013

Investment Income
Dividends		$ 221,893
Interest		476
Income from Fidelity Central Funds		2,777
Total income		225,146

Expenses
Management fee Basic fee	$ 129,620
Performance adjustment	(16,441)
Transfer agent fees	44,215
Distribution and service plan fees	60,895
Accounting and security lending fees	1,899
Custodian fees and expenses	545
Independent trustees' compensation	122
Registration fees	742
Audit	125
Legal	63
Miscellaneous	185
Total expenses before reductions	221,970
Expense reductions	(671)	221,299
Net investment income (loss)		3,847
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,923,272
Other affiliated issuers	29,955
Foreign currency transactions	(982)
Total net realized gain (loss)		3,952,245
Change in net unrealized appreciation (depreciation) on: Investment securities	2,582,512
Assets and liabilities in foreign currencies	26
Total change in net unrealized appreciation (depreciation)		2,582,538
Net gain (loss)		6,534,783
Net increase (decrease) in net assets resulting from operations		$ 6,538,630

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,847	$ 24,500
Net realized gain (loss)	3,952,245	861,402
Change in net unrealized appreciation (depreciation)	2,582,538	1,859,092
Net increase (decrease) in net assets resulting from operations	6,538,630	2,744,994
Distributions to shareholders from net investment income	-	(8,962)
Distributions to shareholders from net realized gain	(3,209,309)	(86,291)
Total distributions	(3,209,309)	(95,253)
Share transactions - net increase (decrease)	1,757,190	1,197,565
Total increase (decrease) in net assets	5,086,511	3,847,306

Net Assets
Beginning of period	20,907,367	17,060,061
End of period (including accumulated net investment loss of $350 and accumulated net investment loss of $11,189, respectively)	$ 25,993,878	$ 20,907,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 19.72	$ 19.96	$ 17.24	$ 13.36
Income from Investment Operations
Net investment income (loss) C	.01	.03	(.05)	(.05)	- I
Net realized and unrealized gain (loss)	7.21	3.09	(.15)	2.81	3.89
Total from investment operations	7.22	3.12	(.20)	2.76	3.89
Distributions from net realized gain	(3.65)	(.09)	(.04)	(.04)	(.01)
Net asset value, end of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Total Return A, B	32.36%	15.84%	(1.04)%	16.07%	29.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of fee waivers, if any	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of all reductions	.94%	1.00%	1.07%	1.13%	1.18%
Net investment income (loss)	.02%	.13%	(.23)%	(.28)%	-% F
Supplemental Data
Net assets, end of period (in millions)	$ 8,634	$ 6,459	$ 5,809	$ 5,603	$ 4,265
Portfolio turnover rate E	79%	47%	58%	47% H	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.44	$ 19.46	$ 19.74	$ 17.08	$ 13.26
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.10)	(.09)	(.04)
Net realized and unrealized gain (loss)	7.11	3.04	(.14)	2.78	3.86
Total from investment operations	7.05	3.02	(.24)	2.69	3.82
Distributions from net realized gain	(3.65)	(.04)	(.04)	(.03)	-
Net asset value, end of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Total Return A, B	32.05%	15.52%	(1.25)%	15.81%	28.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of fee waivers, if any	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of all reductions	1.18%	1.24%	1.32%	1.38%	1.44%
Net investment income (loss)	(.22)%	(.11)%	(.48)%	(.52)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,134	$ 1,795	$ 1,640	$ 1,756	$ 1,557
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 18.60	$ 18.95	$ 16.49	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.19)	(.14)	(.20)	(.19)	(.11)
Net realized and unrealized gain (loss)	6.74	2.91	(.15)	2.68	3.72
Total from investment operations	6.55	2.77	(.35)	2.49	3.61
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Total Return A, B	31.31%	14.89%	(1.85)%	15.14%	28.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.82%	1.89%	1.96%	2.01%
Expenses net of fee waivers, if any	1.75%	1.82%	1.89%	1.96%	2.00%
Expenses net of all reductions	1.75%	1.81%	1.89%	1.95%	1.99%
Net investment income (loss)	(.79)%	(.68)%	(1.05)%	(1.10)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 213	$ 239	$ 309	$ 410	$ 401
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.49	$ 18.70	$ 19.03	$ 16.55	$ 12.92
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.19)	(.17)	(.11)
Net realized and unrealized gain (loss)	6.79	2.92	(.14)	2.68	3.74
Total from investment operations	6.61	2.79	(.33)	2.51	3.63
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Total Return A, B	31.41%	14.92%	(1.73)%	15.21%	28.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of fee waivers, if any	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of all reductions	1.69%	1.75%	1.82%	1.88%	1.94%
Net investment income (loss)	(.73)%	(.62)%	(.98)%	(1.02)%	(.76)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,459	$ 2,515	$ 2,133	$ 2,138	$ 1,799
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 23.02	$ 19.96	$ 20.14	$ 17.39	$ 13.49
Income from Investment Operations
Net investment income (loss) B	.07	.09	.01	(.01)	.03
Net realized and unrealized gain (loss)	7.32	3.12	(.15)	2.85	3.93
Total from investment operations	7.39	3.21	(.14)	2.84	3.96
Distributions from net investment income	-	(.02)	-	-	(.02)
Distributions from net realized gain	(3.65)	(.13)	(.04)	(.09)	(.04)
Total distributions	(3.65)	(.15)	(.04)	(.09)	(.06)
Net asset value, end of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Total Return A	32.73%	16.11%	(.73)%	16.34%	29.37%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.74%	.81%	.89%	.96%
Expenses net of fee waivers, if any	.68%	.74%	.81%	.89%	.96%
Expenses net of all reductions	.68%	.74%	.81%	.89%	.95%
Net investment income (loss)	.28%	.39%	.03%	(.04)%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 11,477	$ 9,898	$ 7,169	$ 5,898	$ 4,225
Portfolio turnover rate D	79%	47%	58%	47% F	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended December 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.00
Total from investment operations	3.01
Distributions from net realized gain	(3.65)
Net asset value, end of period	$ 26.78
Total Return B, C	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.55% A
Expenses net of fee waivers, if any	.55% A
Expenses net of all reductions	.55% A
Net investment income (loss)	.14% A
Supplemental Data
Net assets, end of period (in millions)	$ 77
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Quantitative Information about Level 3 Fair Value Measurements Fidelity Advisor New Insights Fund as of December 31, 2013
Asset Type	Fair Value at 12/31/13 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 177,980	Adjusted book value	Price to book ratio	1%	Increase
		Expected distribution	Recovery rate	0.1%	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/EBITDA multiple	5.0 - 17.3/ 13.8	Increase
			Rate of return	11.0%	Increase
			Price to earnings multiple	20.0	Increase
Corporate Bonds	$ 172	Market comparable	Transaction price	$100.00	Increase
Preferred Stock	$ 119,143	Market comparable	Discount rate	20.0%	Decrease
			Transaction price	$1.77 - $34.90/ $12.33	Increase
			EV/EBITDA multiple	7.0 - 8.0 / 7.3	Increase
			EV/Sales multiple	6.0	Increase
		Risk adjusted net present value	Adjustment rate	45.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

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3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,952,011
Gross unrealized depreciation	(113,832)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,838,179

Tax Cost	$ 18,719,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 74,434
Net unrealized appreciation (depreciation)	$ 7,838,204

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Capital loss carryforwards were as follows:

Fiscal year of expiration
2015	$ (3,959)

The Fund acquired $3,959 of capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ -	$ 95,253
Long-term Capital Gains	3,209,309	-
Total	$ 3,209,309	$ 95,253

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,823,977 and $19,216,231, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,918	$ 526
Class T	.25%	.25%	10,001	39
Class B	.75%	.25%	2,143	1,612
Class C	.75%	.25%	29,833	4,815
			$ 60,895	$ 6,992

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,549
Class T	212
Class B*	204
Class C*	174
$ 2,139

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,543.19
Class T	3,708.19
Class B	541.25
Class C	5,731.19
Institutional Class	19,690.18
Class Z	2	.05*
	$ 44,215

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $355 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $48 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,955, including $68 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 5
Class T	1
Class B	-*
Class C	2
Institutional Class	6
$ 14

* Amount represents one hundred and nineteen dollars

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $652 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013 A	2012
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Institutional Class	-	8,962
Class Z	-	-
Total	$ -	$ 8,962
From net realized gain
Class A	$ 1,060,799	$ 26,405
Class T	265,920	3,128
Class B	28,256	-
Class C	450,260	-
Institutional Class	1,402,183	56,758
Class Z	1,891	-
Total	$ 3,209,309	$ 86,291

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	65,693	69,742	$ 1,709,859	$ 1,537,976
Reinvestment of distributions	38,006	1,068	963,449	24,021
Shares redeemed	(59,581)	(81,404)	(1,554,286)	(1,797,007)
Net increase (decrease)	44,118	(10,594)	$ 1,119,022	$ (235,010)
Class T
Shares sold	11,842	13,706	$ 302,804	$ 297,340
Reinvestment of distributions	9,694	128	241,279	2,849
Shares redeemed	(18,916)	(18,113)	(492,682)	(394,342)
Net increase (decrease)	2,620	(4,279)	$ 51,401	$ (94,153)
Class B
Shares sold	357	265	$ 8,651	$ 5,463
Reinvestment of distributions	1,033	-	24,155	-
Shares redeemed	(3,840)	(5,694)	(90,160)	(118,394)
Net increase (decrease)	(2,450)	(5,429)	$ (57,354)	$ (112,931)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	26,314	22,815	$ 642,662	$ 474,829
Reinvestment of distributions	15,356	-	361,789	-
Shares redeemed	(17,222)	(19,869)	(423,433)	(414,007)
Net increase (decrease)	24,448	2,946	$ 581,018	$ 60,822
Institutional Class
Shares sold	113,996	143,736	$ 2,983,413	$ 3,208,589
Reinvestment of distributions	44,982	2,421	1,159,198	55,102
Shares redeemed	(160,011)	(75,358)	(4,155,899)	(1,684,854)
Net increase (decrease)	(1,033)	70,799	$ (13,288)	$ 1,578,837
Class Z
Shares sold	2,843	-	$ 75,653	$ -
Reinvestment of distributions	73	-	1,891	-
Shares redeemed	(42)	-	(1,153)	-
Net increase (decrease)	2,874	-	$ 76,391	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/18/2014	02/14/2014	$0.076

Class T	02/18/2014	02/14/2014	$0.076

Class B	02/18/2014	02/14/2014	$0.076

Class C	02/18/2014	02/14/2014	$0.076

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2013, $3,528,703,445, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIF-UANN-0214
1.796408.110

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Institutional Class

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	32.73%	18.15%	10.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Institutional Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Co-Portfolio Manager of Fidelity Advisor® New Insights Fund, and John Roth, who joined the fund as Co-Portfolio Manager on September 17, 2013: For the year, the fund's Institutional Class shares returned 32.73%, slightly ahead of the S&P 500®. Relative to the index, the fund was aided by investments in companies with business on the Internet, including search engine giant Google and social-media pioneer Facebook. Biotechnology stocks also performed exceptionally well in 2013, and the fund's large position in Biogen Idec, a leader in the treatment of multiple sclerosis, was the fund's top relative contributor. Conversely, our timing with smartphone maker Apple was the fund's biggest relative detractor. As we repositioned the fund as co-managers in September, we eliminated Apple, opting instead to increase weightings of high-conviction names such as Tesla Motors. But Apple bounced back in the last part of the year and the fund was hurt. Although we reduced our out-of-index position in gold-mining stocks as the global economy improved, holdings such as Franco-Nevada were crushed by a 28% drop in the price of the commodity. A modest cash position - held for liquidity purposes - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to December 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value December 31, 2013	Expenses Paid During Period
Class A	.93%
Actual		$ 1,000.00	$ 1,188.30	$ 5.13 C
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74 D
Class T	1.17%
Actual		$ 1,000.00	$ 1,186.70	$ 6.45 C
Hypothetical A		$ 1,000.00	$ 1,019.31	$ 5.96 D
Class B	1.73%
Actual		$ 1,000.00	$ 1,183.50	$ 9.52 C
Hypothetical A		$ 1,000.00	$ 1,016.48	$ 8.79 D
Class C	1.68%
Actual		$ 1,000.00	$ 1,183.60	$ 9.25 C
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54 D
Institutional Class	.67%
Actual		$ 1,000.00	$ 1,189.80	$ 3.70 C
Hypothetical A		$ 1,000.00	$ 1,021.83	$ 3.41 D
Class Z	.55%
Actual		$ 1,000.00	$ 1,115.00	$ 2.25 C
Hypothetical A		$ 1,000.00	$ 1,022.43	$ 2.80 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 141/365 (to reflect the period August 13, 2013 to December 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.8	6.3
Amazon.com, Inc.	3.0	1.8
Biogen Idec, Inc.	2.9	2.1
Wells Fargo & Co.	2.5	3.0
Facebook, Inc. Class A	2.3	0.7
Gilead Sciences, Inc.	2.2	0.8
Noble Energy, Inc.	2.1	2.2
Microsoft Corp.	2.0	0.0
Citigroup, Inc.	1.9	1.2
Visa, Inc. Class A	1.8	2.1
	25.5
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	23.1
Financials	20.2	16.5
Consumer Discretionary	18.0	20.3
Health Care	14.0	13.1
Industrials	6.9	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 98.1%		Stocks 96.5%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.1%
* Foreign investments	10.3%	** Foreign investments	10.3%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.9%
Automobiles - 1.3%
Harley-Davidson, Inc.	38,200	$ 2,645
Tesla Motors, Inc. (a)(e)	2,296,724	345,381
		348,026
Distributors - 0.8%
LKQ Corp. (a)	6,102,200	200,762
Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. (a)	213,924	113,974
Domino's Pizza, Inc.	1,865,800	129,953
Dunkin' Brands Group, Inc.	1,709,800	82,412
Starbucks Corp.	4,373,306	342,823
		669,162
Household Durables - 0.2%
D.R. Horton, Inc.	2,778,424	62,014
Internet & Catalog Retail - 5.5%
Amazon.com, Inc. (a)	1,993,446	794,966
Liberty Interactive Corp. Series A (a)	2,588,034	75,959
priceline.com, Inc. (a)	206,267	239,765
Rakuten, Inc.	4,606,500	68,745
TripAdvisor, Inc. (a)	3,082,389	255,314
		1,434,749
Media - 3.4%
Charter Communications, Inc. Class A (a)	549,025	75,085
Discovery Communications, Inc. Class A (a)	1,788,400	161,707
Legend Pictures LLC (a)(i)(j)	11,303	20,379
Liberty Global PLC Class A (a)	760,905	67,713
Liberty Media Corp. Class A (a)	592,665	86,796
Lions Gate Entertainment Corp.	269,758	8,541
The Walt Disney Co.	600,000	45,840
Twenty-First Century Fox, Inc. Class A	7,002,400	246,344
Viacom, Inc. Class B (non-vtg.)	2,082,300	181,868
Weinstein Co. Holdings LLC Class A-1 (a)(i)(j)	2,267	850
		895,123
Specialty Retail - 1.6%
Cabela's, Inc. Class A (a)	1,029,700	68,640
Five Below, Inc. (a)(e)	953,807	41,204
The Container Store Group, Inc. (e)	54,500	2,540
TJX Companies, Inc.	3,407,296	217,147
Tractor Supply Co.	966,024	74,944
		404,475
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.5%
Brunello Cucinelli SpA	199,015	$ 7,072
China Hongxing Sports Ltd. (a)	6,000,000	547
Michael Kors Holdings Ltd. (a)	1,400,129	113,676
NIKE, Inc. Class B	3,385,589	266,243
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	2,933,135	256,063
		643,601
TOTAL CONSUMER DISCRETIONARY		4,657,912
CONSUMER STAPLES - 6.3%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	1,148,261	122,244
Beam, Inc.	1,366,900	93,031
Boston Beer Co., Inc. Class A (a)	375,903	90,890
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,269,000	89,312
		395,477
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	1,603,825	190,871
CVS Caremark Corp.	3,118,877	223,218
Kroger Co.	2,282,800	90,239
		504,328
Food Products - 0.9%
Associated British Foods PLC	1,936,443	78,403
Mondelez International, Inc.	4,235,943	149,529
		227,932
Household Products - 0.7%
Colgate-Palmolive Co.	2,888,749	188,375
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	3,617,744	272,488
L'Oreal SA	339,501	59,642
		332,130
TOTAL CONSUMER STAPLES		1,648,242
ENERGY - 5.7%
Energy Equipment & Services - 1.4%
Oceaneering International, Inc.	865,699	68,286
Schlumberger Ltd.	3,314,727	298,690
		366,976
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.3%
Americas Petrogas, Inc. (a)(g)	836,000	$ 1,354
Anadarko Petroleum Corp.	755,188	59,902
Birchcliff Energy Ltd. (a)	489,900	3,353
Birchcliff Energy Ltd. (a)(g)	585,400	4,006
Cabot Oil & Gas Corp.	3,470,780	134,527
Concho Resources, Inc. (a)	78,980	8,530
Continental Resources, Inc. (a)	267,622	30,113
EOG Resources, Inc.	1,553,280	260,703
GoviEx Uranium, Inc. (a)(j)	3,477,000	8,901
Madalena Energy, Inc. (g)	2,200,000	1,429
Noble Energy, Inc.	7,814,200	532,225
Rooster Energy Ltd. (a)(f)	9,425,000	4,880
Tourmaline Oil Corp. (a)	1,107,200	46,592
Tourmaline Oil Corp. (a)(g)	303,400	12,767
TransAtlantic Petroleum Ltd. (a)(g)	325,400	277
		1,109,559
TOTAL ENERGY		1,476,535
FINANCIALS - 20.2%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	544,139	62,603
BlackRock, Inc. Class A	543,246	171,921
Charles Schwab Corp.	4,788,764	124,508
KKR & Co. LP	1,570,300	38,221
Morgan Stanley	6,217,677	194,986
Oaktree Capital Group LLC Class A	872,576	51,342
		643,581
Commercial Banks - 4.7%
Bank of Ireland (a)	248,940,628	86,711
M&T Bank Corp. (e)	765,497	89,119
Metro Bank PLC:
rights 1/13/14 (a)	62,624	0
Class A (a)(j)	419,395	9,028
PNC Financial Services Group, Inc.	2,496,889	193,709
U.S. Bancorp	5,161,514	208,525
Wells Fargo & Co.	14,209,056	645,091
		1,232,183
Consumer Finance - 1.0%
American Express Co.	2,956,847	268,275
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 5.4%
ASAC II LP (j)	9,408,021	$ 112,087
Bank of America Corp.	25,438,327	396,075
Berkshire Hathaway, Inc. Class A (a)	2,278	405,256
Citigroup, Inc.	9,571,870	498,790
		1,412,208
Insurance - 5.4%
ACE Ltd.	1,795,195	185,857
AIA Group Ltd.	30,723,800	154,128
American International Group, Inc.	7,130,700	364,022
Fairfax Financial Holdings Ltd. (sub. vtg.)	144,600	57,732
Genworth Financial, Inc. Class A (a)	4,549,600	70,655
Marsh & McLennan Companies, Inc.	1,366,941	66,105
MetLife, Inc.	4,018,700	216,688
The Chubb Corp.	2,029,876	196,147
The Travelers Companies, Inc.	1,136,863	102,932
		1,414,266
Real Estate Investment Trusts - 0.5%
American Tower Corp.	1,465,475	116,974
Real Estate Management & Development - 0.7%
Realogy Holdings Corp. (a)	3,379,300	167,174
TOTAL FINANCIALS		5,254,661
HEALTH CARE - 13.8%
Biotechnology - 6.7%
Agios Pharmaceuticals, Inc.	1,174,162	25,309
Alexion Pharmaceuticals, Inc. (a)	829,300	110,347
Biogen Idec, Inc. (a)	2,689,486	752,384
BioMarin Pharmaceutical, Inc. (a)	906,745	63,717
Bluebird Bio, Inc.	384,130	8,059
CSL Ltd.	2,870,525	176,751
Gilead Sciences, Inc. (a)	7,724,520	580,498
KYTHERA Biopharmaceuticals, Inc. (a)	475,489	17,712
Light Sciences Oncology, Inc. (a)	2,708,254	160
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	372
		1,735,309
Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. (a)	2,997,458	171,305
Boston Scientific Corp. (a)	6,471,315	77,785
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
High Power Exploration (a)	58,562	$ 39
The Cooper Companies, Inc.	617,351	76,453
		325,582
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	40,300	2,692
Cigna Corp.	446,700	39,077
Henry Schein, Inc. (a)	727,962	83,177
		124,946
Health Care Technology - 0.8%
Cerner Corp. (a)	3,613,430	201,413
Veeva Systems, Inc. Class A (e)	185,000	5,939
		207,352
Life Sciences Tools & Services - 2.3%
Eurofins Scientific SA	374,284	101,178
Fluidigm Corp. (a)(j)	112,607	4,315
Illumina, Inc. (a)	805,144	89,065
Mettler-Toledo International, Inc. (a)	558,123	135,395
PAREXEL International Corp. (a)	1,363,850	61,619
Thermo Fisher Scientific, Inc.	1,284,935	143,078
Waters Corp. (a)	637,399	63,740
		598,390
Pharmaceuticals - 2.2%
AbbVie, Inc.	4,708,529	248,657
Astellas Pharma, Inc.	494,500	29,317
Endo Health Solutions, Inc. (a)(e)	685,000	46,210
Johnson & Johnson	276,800	25,352
Novo Nordisk A/S Series B	308,810	56,622
Perrigo Co. PLC	729,085	111,885
Valeant Pharmaceuticals International (Canada) (a)	562,718	66,016
		584,059
TOTAL HEALTH CARE		3,575,638
INDUSTRIALS - 6.9%
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR	1,093,895	51,336
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.2%
Fortune Brands Home & Security, Inc.	811,300	$ 37,076
Toto Ltd.	1,000,000	15,861
		52,937
Electrical Equipment - 1.1%
Eaton Corp. PLC	1,792,942	136,479
Generac Holdings, Inc.	17,200	974
Rockwell Automation, Inc.	1,364,600	161,241
		298,694
Industrial Conglomerates - 0.8%
Danaher Corp.	2,556,168	197,336
Machinery - 0.2%
Fanuc Corp.	275,000	50,391
Professional Services - 0.9%
Verisk Analytics, Inc. (a)	3,711,156	243,897
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (e)	1,924,932	291,118
Hertz Global Holdings, Inc. (a)	1,585,035	45,364
J.B. Hunt Transport Services, Inc.	938,630	72,556
Kansas City Southern	1,248,500	154,602
Union Pacific Corp.	1,091,266	183,333
		746,973
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
Class A (g)	320,800	9,970
Class A	1,468,742	45,649
W.W. Grainger, Inc.	371,300	94,837
		150,456
TOTAL INDUSTRIALS		1,792,020
INFORMATION TECHNOLOGY - 22.9%
Communications Equipment - 0.2%
QUALCOMM, Inc.	700,000	51,975
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	2,797,612	249,491
Trimble Navigation Ltd. (a)	4,531,300	157,236
		406,727
Internet Software & Services - 9.6%
Akamai Technologies, Inc. (a)	1,874,600	88,444
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Cornerstone OnDemand, Inc. (a)	503,448	$ 26,854
Dropbox, Inc. (a)(j)	1,289,836	12,898
Facebook, Inc. Class A (a)	10,910,659	596,377
Google, Inc. Class A (a)	1,102,146	1,235,190
LinkedIn Corp. (a)	825,573	179,009
Shutterstock, Inc. (a)	1,122,500	93,875
SPS Commerce, Inc. (a)(f)	881,200	57,542
Twitter, Inc.	196,800	12,526
Yahoo!, Inc. (a)	4,885,324	197,563
		2,500,278
IT Services - 5.6%
Alliance Data Systems Corp. (a)(e)	341,733	89,852
CGI Group, Inc. Class A (sub. vtg.) (a)	660,705	22,105
Computer Sciences Corp.	231,600	12,942
Fidelity National Information Services, Inc.	1,792,330	96,212
Fiserv, Inc. (a)	1,521,832	89,864
FleetCor Technologies, Inc. (a)	583,175	68,331
Gartner, Inc. Class A (a)	979,600	69,601
Global Payments, Inc.	148,600	9,658
MasterCard, Inc. Class A	526,277	439,683
Total System Services, Inc.	2,278,200	75,818
Visa, Inc. Class A	2,148,324	478,389
		1,452,455
Software - 5.9%
Activision Blizzard, Inc.	1,455,453	25,951
Adobe Systems, Inc. (a)	950,000	56,886
Concur Technologies, Inc. (a)(e)	1,858,468	191,757
Infoblox, Inc. (a)	1,063,919	35,131
Microsoft Corp.	13,682,013	512,118
Mu Sigma, Inc. (j)	619,826	13,636
NetSuite, Inc. (a)	1,073,307	110,572
salesforce.com, Inc. (a)	3,111,788	171,740
ServiceNow, Inc. (a)	2,495,043	139,747
Splunk, Inc. (a)	853,690	58,623
Tableau Software, Inc.	268,000	18,473
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	18,952	0*
warrants 10/3/18 (a)(j)	27,736	0*
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ultimate Software Group, Inc. (a)	813,343	$ 124,620
Workday, Inc. Class A (a)	887,231	73,782
		1,533,036
TOTAL INFORMATION TECHNOLOGY		5,944,471
MATERIALS - 4.0%
Chemicals - 2.8%
Airgas, Inc.	788,300	88,171
Eastman Chemical Co.	1,109,450	89,533
Ecolab, Inc.	1,248,448	130,176
Filtrona PLC	2,767,986	39,374
Monsanto Co.	1,506,867	175,625
PPG Industries, Inc.	726,759	137,837
Sherwin-Williams Co.	354,636	65,076
		725,792
Containers & Packaging - 0.4%
Rock-Tenn Co. Class A	1,011,520	106,220
Metals & Mining - 0.5%
B2Gold Corp. (a)	20,269,232	41,597
Dalradian Resources, Inc. (a)(g)	1,000,000	612
Franco-Nevada Corp.	1,138,561	46,400
Franco-Nevada Corp. warrants 6/16/17 (a)(g)	62,150	264
Ivanhoe Mines Ltd. (a)(g)(h)	2,378,499	4,187
Tahoe Resources, Inc. (a)	948,000	15,770
Tahoe Resources, Inc. (a)(g)	1,074,200	17,869
		126,699
Paper & Forest Products - 0.3%
International Paper Co.	1,890,883	92,710
TOTAL MATERIALS		1,051,421
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
TW Telecom, Inc. (a)	2,419,400	73,719
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	70,207,126	$ 34,691
TOTAL COMMON STOCKS (Cost $17,598,553)		25,509,310
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (j)	5,575,412	25,758
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(j)	165,366	845
TOTAL CONSUMER DISCRETIONARY		26,603
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. (a)(j)	516,522	7,040
Health Care Technology - 0.1%
Castlight Health, Inc. Series D (a)(j)	1,325,100	10,548
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (j)	10,369,703	18,400
TOTAL HEALTH CARE		35,988
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Dropbox, Inc. Series A (a)(j)	299,518	2,995
Pinterest, Inc. Series E, 8.00% (j)	2,640,631	38,370
		41,365
Software - 0.0%
Mobileye NV Series F (j)	398,824	13,919
Trion World Network, Inc.:
8.00% (a)(j)	50,840	92
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Trion World Network, Inc.: - continued
Series C, 8.00% (a)(j)	602,295	$ 1,090
Series C-1, 8.00% (a)(j)	47,380	86
		15,187
TOTAL INFORMATION TECHNOLOGY		56,552
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $121,538)		119,143
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (d)(j)		$ 172	172
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	5,244
TOTAL CORPORATE BONDS (Cost $4,872)			5,416
Money Market Funds - 3.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	373,790,871	$ 373,791
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	549,660,540	549,661
TOTAL MONEY MARKET FUNDS (Cost $923,452)		923,452
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $18,648,415)		26,557,321
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(563,443)
NET ASSETS - 100%		$ 25,993,878
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,735,000 or 0.2% of net assets.

(h) A portion of the security sold on a delayed delivery basis.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $301,409,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 25,758
Security	Acquisition Date	Acquisition Cost (000s)
Castlight Health, Inc. Series D	4/25/12	$ 7,999
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 3,024
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Intarcia Therapeutics, Inc.	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,617
Mobileye NV Series F	8/15/13	$ 13,919
Mu Sigma, Inc.	12/21/12	$ 15,000
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. 8.00%	3/20/13	$ 267
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13	$ 172
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 822
Fidelity Securities Lending Cash Central Fund	1,955
Total	$ 2,777
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
KYTHERA Biopharmaceuticals, Inc.	$ 42,491	$ 1,838	$ 46,420	$ -	$ -
OvaScience, Inc.	9,131	717	10,863	-	-
Rooster Energy Ltd.	5,188	-	195	-	4,880
Skope Energy, Inc.	51	-	-	-	-
SPS Commerce, Inc.	37,270	-	7,874	-	57,542
Total	$ 94,131	$ 2,555	$ 65,352	$ -	$ 62,422
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,684,515	$ 4,567,391	$ 68,745	$ 48,379
Consumer Staples	1,648,242	1,648,242	-	-
Energy	1,476,535	1,467,634	-	8,901
Financials	5,254,661	5,046,835	86,711	121,115
Health Care	3,611,626	3,463,819	111,620	36,187
Industrials	1,792,020	1,725,768	66,252	-
Information Technology	6,001,023	5,917,937	-	83,086
Materials	1,051,421	1,051,421	-	-
Telecommunication Services	73,719	73,719	-	-
Utilities	34,691	34,691	-	-
Corporate Bonds	5,416	-	5,244	172
Money Market Funds	923,452	923,452	-	-
Total Investments in Securities:	$ 26,557,321	$ 25,920,909	$ 338,572	$ 297,840
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 104,362
Net Realized Gain (Loss) on Investment Securities	(7,625)
Net Unrealized Gain (Loss) on Investment Securities	25,509
Cost of Purchases	195,280
Proceeds of Sales	(19,686)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 297,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2013	$ 17,935

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.7%
Canada	2.4%
Ireland	1.4%
Curacao	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $539,328) - See accompanying schedule: Unaffiliated issuers (cost $17,699,389)	$ 25,571,447
Fidelity Central Funds (cost $923,452)	923,452
Other affiliated issuers (cost $25,574)	62,422
Total Investments (cost $18,648,415)		$ 26,557,321
Receivable for investments sold Regular delivery		13,575
Delayed delivery		1,346
Receivable for fund shares sold		40,077
Dividends receivable		9,507
Interest receivable		281
Distributions receivable from Fidelity Central Funds		368
Prepaid expenses		59
Other receivables		468
Total assets		26,623,002

Liabilities
Payable to custodian bank	$ 309
Payable for fund shares redeemed	58,437
Accrued management fee	10,398
Distribution and service plan fees payable	5,640
Other affiliated payables	3,935
Other payables and accrued expenses	744
Collateral on securities loaned, at value	549,661
Total liabilities		629,124

Net Assets		$ 25,993,878
Net Assets consist of:
Paid in capital		$ 18,085,549
Accumulated net investment loss		(350)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(252)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,908,931
Net Assets		$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,633,912 ÷ 328,096 shares)	$ 26.32

Maximum offering price per share (100/94.25 of $26.32)	$ 27.93
Class T: Net Asset Value and redemption price per share ($2,134,398 ÷ 82,599 shares)	$ 25.84

Maximum offering price per share (100/96.50 of $25.84)	$ 26.78
Class B: Net Asset Value and offering price per share ($212,511 ÷ 8,756 shares) A	$ 24.27

Class C: Net Asset Value and offering price per share ($3,458,712 ÷ 141,470 shares) A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,477,390 ÷ 428,967 shares)	$ 26.76

Class Z: Net Asset Value, offering price and redemption price per share ($76,955 ÷ 2,874 shares)	$ 26.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2013

Investment Income
Dividends		$ 221,893
Interest		476
Income from Fidelity Central Funds		2,777
Total income		225,146

Expenses
Management fee Basic fee	$ 129,620
Performance adjustment	(16,441)
Transfer agent fees	44,215
Distribution and service plan fees	60,895
Accounting and security lending fees	1,899
Custodian fees and expenses	545
Independent trustees' compensation	122
Registration fees	742
Audit	125
Legal	63
Miscellaneous	185
Total expenses before reductions	221,970
Expense reductions	(671)	221,299
Net investment income (loss)		3,847
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,923,272
Other affiliated issuers	29,955
Foreign currency transactions	(982)
Total net realized gain (loss)		3,952,245
Change in net unrealized appreciation (depreciation) on: Investment securities	2,582,512
Assets and liabilities in foreign currencies	26
Total change in net unrealized appreciation (depreciation)		2,582,538
Net gain (loss)		6,534,783
Net increase (decrease) in net assets resulting from operations		$ 6,538,630

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,847	$ 24,500
Net realized gain (loss)	3,952,245	861,402
Change in net unrealized appreciation (depreciation)	2,582,538	1,859,092
Net increase (decrease) in net assets resulting from operations	6,538,630	2,744,994
Distributions to shareholders from net investment income	-	(8,962)
Distributions to shareholders from net realized gain	(3,209,309)	(86,291)
Total distributions	(3,209,309)	(95,253)
Share transactions - net increase (decrease)	1,757,190	1,197,565
Total increase (decrease) in net assets	5,086,511	3,847,306

Net Assets
Beginning of period	20,907,367	17,060,061
End of period (including accumulated net investment loss of $350 and accumulated net investment loss of $11,189, respectively)	$ 25,993,878	$ 20,907,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 19.72	$ 19.96	$ 17.24	$ 13.36
Income from Investment Operations
Net investment income (loss) C	.01	.03	(.05)	(.05)	- I
Net realized and unrealized gain (loss)	7.21	3.09	(.15)	2.81	3.89
Total from investment operations	7.22	3.12	(.20)	2.76	3.89
Distributions from net realized gain	(3.65)	(.09)	(.04)	(.04)	(.01)
Net asset value, end of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Total Return A, B	32.36%	15.84%	(1.04)%	16.07%	29.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of fee waivers, if any	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of all reductions	.94%	1.00%	1.07%	1.13%	1.18%
Net investment income (loss)	.02%	.13%	(.23)%	(.28)%	-% F
Supplemental Data
Net assets, end of period (in millions)	$ 8,634	$ 6,459	$ 5,809	$ 5,603	$ 4,265
Portfolio turnover rate E	79%	47%	58%	47% H	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.44	$ 19.46	$ 19.74	$ 17.08	$ 13.26
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.10)	(.09)	(.04)
Net realized and unrealized gain (loss)	7.11	3.04	(.14)	2.78	3.86
Total from investment operations	7.05	3.02	(.24)	2.69	3.82
Distributions from net realized gain	(3.65)	(.04)	(.04)	(.03)	-
Net asset value, end of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Total Return A, B	32.05%	15.52%	(1.25)%	15.81%	28.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of fee waivers, if any	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of all reductions	1.18%	1.24%	1.32%	1.38%	1.44%
Net investment income (loss)	(.22)%	(.11)%	(.48)%	(.52)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,134	$ 1,795	$ 1,640	$ 1,756	$ 1,557
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 18.60	$ 18.95	$ 16.49	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.19)	(.14)	(.20)	(.19)	(.11)
Net realized and unrealized gain (loss)	6.74	2.91	(.15)	2.68	3.72
Total from investment operations	6.55	2.77	(.35)	2.49	3.61
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Total Return A, B	31.31%	14.89%	(1.85)%	15.14%	28.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.82%	1.89%	1.96%	2.01%
Expenses net of fee waivers, if any	1.75%	1.82%	1.89%	1.96%	2.00%
Expenses net of all reductions	1.75%	1.81%	1.89%	1.95%	1.99%
Net investment income (loss)	(.79)%	(.68)%	(1.05)%	(1.10)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 213	$ 239	$ 309	$ 410	$ 401
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.49	$ 18.70	$ 19.03	$ 16.55	$ 12.92
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.19)	(.17)	(.11)
Net realized and unrealized gain (loss)	6.79	2.92	(.14)	2.68	3.74
Total from investment operations	6.61	2.79	(.33)	2.51	3.63
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Total Return A, B	31.41%	14.92%	(1.73)%	15.21%	28.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of fee waivers, if any	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of all reductions	1.69%	1.75%	1.82%	1.88%	1.94%
Net investment income (loss)	(.73)%	(.62)%	(.98)%	(1.02)%	(.76)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,459	$ 2,515	$ 2,133	$ 2,138	$ 1,799
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 23.02	$ 19.96	$ 20.14	$ 17.39	$ 13.49
Income from Investment Operations
Net investment income (loss) B	.07	.09	.01	(.01)	.03
Net realized and unrealized gain (loss)	7.32	3.12	(.15)	2.85	3.93
Total from investment operations	7.39	3.21	(.14)	2.84	3.96
Distributions from net investment income	-	(.02)	-	-	(.02)
Distributions from net realized gain	(3.65)	(.13)	(.04)	(.09)	(.04)
Total distributions	(3.65)	(.15)	(.04)	(.09)	(.06)
Net asset value, end of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Total Return A	32.73%	16.11%	(.73)%	16.34%	29.37%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.74%	.81%	.89%	.96%
Expenses net of fee waivers, if any	.68%	.74%	.81%	.89%	.96%
Expenses net of all reductions	.68%	.74%	.81%	.89%	.95%
Net investment income (loss)	.28%	.39%	.03%	(.04)%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 11,477	$ 9,898	$ 7,169	$ 5,898	$ 4,225
Portfolio turnover rate D	79%	47%	58%	47% F	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended December 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.00
Total from investment operations	3.01
Distributions from net realized gain	(3.65)
Net asset value, end of period	$ 26.78
Total Return B, C	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.55% A
Expenses net of fee waivers, if any	.55% A
Expenses net of all reductions	.55% A
Net investment income (loss)	.14% A
Supplemental Data
Net assets, end of period (in millions)	$ 77
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Quantitative Information about Level 3 Fair Value Measurements Fidelity Advisor New Insights Fund as of December 31, 2013
Asset Type	Fair Value at 12/31/13 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 177,980	Adjusted book value	Price to book ratio	1%	Increase
		Expected distribution	Recovery rate	0.1%	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/EBITDA multiple	5.0 - 17.3/ 13.8	Increase
			Rate of return	11.0%	Increase
			Price to earnings multiple	20.0	Increase
Corporate Bonds	$ 172	Market comparable	Transaction price	$100.00	Increase
Preferred Stock	$ 119,143	Market comparable	Discount rate	20.0%	Decrease
			Transaction price	$1.77 - $34.90/ $12.33	Increase
			EV/EBITDA multiple	7.0 - 8.0 / 7.3	Increase
			EV/Sales multiple	6.0	Increase
		Risk adjusted net present value	Adjustment rate	45.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,952,011
Gross unrealized depreciation	(113,832)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,838,179

Tax Cost	$ 18,719,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 74,434
Net unrealized appreciation (depreciation)	$ 7,838,204

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Capital loss carryforwards were as follows:

Fiscal year of expiration
2015	$ (3,959)

The Fund acquired $3,959 of capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ -	$ 95,253
Long-term Capital Gains	3,209,309	-
Total	$ 3,209,309	$ 95,253

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,823,977 and $19,216,231, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,918	$ 526
Class T	.25%	.25%	10,001	39
Class B	.75%	.25%	2,143	1,612
Class C	.75%	.25%	29,833	4,815
			$ 60,895	$ 6,992

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,549
Class T	212
Class B*	204
Class C*	174
$ 2,139

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,543.19
Class T	3,708.19
Class B	541.25
Class C	5,731.19
Institutional Class	19,690.18
Class Z	2	.05*
	$ 44,215

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $355 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $48 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,955, including $68 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 5
Class T	1
Class B	-*
Class C	2
Institutional Class	6
$ 14

* Amount represents one hundred and nineteen dollars

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $652 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013 A	2012
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Institutional Class	-	8,962
Class Z	-	-
Total	$ -	$ 8,962
From net realized gain
Class A	$ 1,060,799	$ 26,405
Class T	265,920	3,128
Class B	28,256	-
Class C	450,260	-
Institutional Class	1,402,183	56,758
Class Z	1,891	-
Total	$ 3,209,309	$ 86,291

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	65,693	69,742	$ 1,709,859	$ 1,537,976
Reinvestment of distributions	38,006	1,068	963,449	24,021
Shares redeemed	(59,581)	(81,404)	(1,554,286)	(1,797,007)
Net increase (decrease)	44,118	(10,594)	$ 1,119,022	$ (235,010)
Class T
Shares sold	11,842	13,706	$ 302,804	$ 297,340
Reinvestment of distributions	9,694	128	241,279	2,849
Shares redeemed	(18,916)	(18,113)	(492,682)	(394,342)
Net increase (decrease)	2,620	(4,279)	$ 51,401	$ (94,153)
Class B
Shares sold	357	265	$ 8,651	$ 5,463
Reinvestment of distributions	1,033	-	24,155	-
Shares redeemed	(3,840)	(5,694)	(90,160)	(118,394)
Net increase (decrease)	(2,450)	(5,429)	$ (57,354)	$ (112,931)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	26,314	22,815	$ 642,662	$ 474,829
Reinvestment of distributions	15,356	-	361,789	-
Shares redeemed	(17,222)	(19,869)	(423,433)	(414,007)
Net increase (decrease)	24,448	2,946	$ 581,018	$ 60,822
Institutional Class
Shares sold	113,996	143,736	$ 2,983,413	$ 3,208,589
Reinvestment of distributions	44,982	2,421	1,159,198	55,102
Shares redeemed	(160,011)	(75,358)	(4,155,899)	(1,684,854)
Net increase (decrease)	(1,033)	70,799	$ (13,288)	$ 1,578,837
Class Z
Shares sold	2,843	-	$ 75,653	$ -
Reinvestment of distributions	73	-	1,891	-
Shares redeemed	(42)	-	(1,153)	-
Net increase (decrease)	2,874	-	$ 76,391	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	02/18/2014	02/14/2014	$0.076

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2013, $3,528,703,445, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFI-UANN-0214
1.796411.110

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Class Z

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class ZA	32.81%	18.17%	10.62%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class Z on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Co-Portfolio Manager of Fidelity Advisor® New Insights Fund, and John Roth, who joined the fund as Co-Portfolio Manager on September 17, 2013: For the year, the fund's Class Z shares slightly outperformed the S&P 500®. (For specific class-level results, please refer to the performance section of this report). Relative to the index, the fund was aided by investments in companies with business on the Internet, including search engine giant Google and social-media pioneer Facebook. Biotechnology stocks also performed exceptionally well in 2013, and the fund's large position in Biogen Idec, a leader in the treatment of multiple sclerosis, was the fund's top relative contributor. Conversely, our timing with smartphone maker Apple was the fund's biggest relative detractor. As we repositioned the fund as co-managers in September, we eliminated Apple, opting instead to increase weightings of high-conviction names such as Tesla Motors. But Apple bounced back in the last part of the year and the fund was hurt. Although we reduced our out-of-index position in gold-mining stocks as the global economy improved, holdings such as Franco-Nevada were crushed by a 28% drop in the price of the commodity. A modest cash position - held for liquidity purposes - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013) for Class A, Class T, Class B, Class C and Institutional Class and for the period (August 13, 2013 to December 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value December 31, 2013	Expenses Paid During Period
Class A	.93%
Actual		$ 1,000.00	$ 1,188.30	$ 5.13 C
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74 D
Class T	1.17%
Actual		$ 1,000.00	$ 1,186.70	$ 6.45 C
Hypothetical A		$ 1,000.00	$ 1,019.31	$ 5.96 D
Class B	1.73%
Actual		$ 1,000.00	$ 1,183.50	$ 9.52 C
Hypothetical A		$ 1,000.00	$ 1,016.48	$ 8.79 D
Class C	1.68%
Actual		$ 1,000.00	$ 1,183.60	$ 9.25 C
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54 D
Institutional Class	.67%
Actual		$ 1,000.00	$ 1,189.80	$ 3.70 C
Hypothetical A		$ 1,000.00	$ 1,021.83	$ 3.41 D
Class Z	.55%
Actual		$ 1,000.00	$ 1,115.00	$ 2.25 C
Hypothetical A		$ 1,000.00	$ 1,022.43	$ 2.80 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C and Institutional Class and multiplied by 141/365 (to reflect the period August 13, 2013 to December 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.8	6.3
Amazon.com, Inc.	3.0	1.8
Biogen Idec, Inc.	2.9	2.1
Wells Fargo & Co.	2.5	3.0
Facebook, Inc. Class A	2.3	0.7
Gilead Sciences, Inc.	2.2	0.8
Noble Energy, Inc.	2.1	2.2
Microsoft Corp.	2.0	0.0
Citigroup, Inc.	1.9	1.2
Visa, Inc. Class A	1.8	2.1
	25.5
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	23.1
Financials	20.2	16.5
Consumer Discretionary	18.0	20.3
Health Care	14.0	13.1
Industrials	6.9	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 98.1%		Stocks 96.5%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.1%
* Foreign investments	10.3%	** Foreign investments	10.3%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.9%
Automobiles - 1.3%
Harley-Davidson, Inc.	38,200	$ 2,645
Tesla Motors, Inc. (a)(e)	2,296,724	345,381
		348,026
Distributors - 0.8%
LKQ Corp. (a)	6,102,200	200,762
Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. (a)	213,924	113,974
Domino's Pizza, Inc.	1,865,800	129,953
Dunkin' Brands Group, Inc.	1,709,800	82,412
Starbucks Corp.	4,373,306	342,823
		669,162
Household Durables - 0.2%
D.R. Horton, Inc.	2,778,424	62,014
Internet & Catalog Retail - 5.5%
Amazon.com, Inc. (a)	1,993,446	794,966
Liberty Interactive Corp. Series A (a)	2,588,034	75,959
priceline.com, Inc. (a)	206,267	239,765
Rakuten, Inc.	4,606,500	68,745
TripAdvisor, Inc. (a)	3,082,389	255,314
		1,434,749
Media - 3.4%
Charter Communications, Inc. Class A (a)	549,025	75,085
Discovery Communications, Inc. Class A (a)	1,788,400	161,707
Legend Pictures LLC (a)(i)(j)	11,303	20,379
Liberty Global PLC Class A (a)	760,905	67,713
Liberty Media Corp. Class A (a)	592,665	86,796
Lions Gate Entertainment Corp.	269,758	8,541
The Walt Disney Co.	600,000	45,840
Twenty-First Century Fox, Inc. Class A	7,002,400	246,344
Viacom, Inc. Class B (non-vtg.)	2,082,300	181,868
Weinstein Co. Holdings LLC Class A-1 (a)(i)(j)	2,267	850
		895,123
Specialty Retail - 1.6%
Cabela's, Inc. Class A (a)	1,029,700	68,640
Five Below, Inc. (a)(e)	953,807	41,204
The Container Store Group, Inc. (e)	54,500	2,540
TJX Companies, Inc.	3,407,296	217,147
Tractor Supply Co.	966,024	74,944
		404,475
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 2.5%
Brunello Cucinelli SpA	199,015	$ 7,072
China Hongxing Sports Ltd. (a)	6,000,000	547
Michael Kors Holdings Ltd. (a)	1,400,129	113,676
NIKE, Inc. Class B	3,385,589	266,243
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	2,933,135	256,063
		643,601
TOTAL CONSUMER DISCRETIONARY		4,657,912
CONSUMER STAPLES - 6.3%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	1,148,261	122,244
Beam, Inc.	1,366,900	93,031
Boston Beer Co., Inc. Class A (a)	375,903	90,890
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,269,000	89,312
		395,477
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	1,603,825	190,871
CVS Caremark Corp.	3,118,877	223,218
Kroger Co.	2,282,800	90,239
		504,328
Food Products - 0.9%
Associated British Foods PLC	1,936,443	78,403
Mondelez International, Inc.	4,235,943	149,529
		227,932
Household Products - 0.7%
Colgate-Palmolive Co.	2,888,749	188,375
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	3,617,744	272,488
L'Oreal SA	339,501	59,642
		332,130
TOTAL CONSUMER STAPLES		1,648,242
ENERGY - 5.7%
Energy Equipment & Services - 1.4%
Oceaneering International, Inc.	865,699	68,286
Schlumberger Ltd.	3,314,727	298,690
		366,976
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.3%
Americas Petrogas, Inc. (a)(g)	836,000	$ 1,354
Anadarko Petroleum Corp.	755,188	59,902
Birchcliff Energy Ltd. (a)	489,900	3,353
Birchcliff Energy Ltd. (a)(g)	585,400	4,006
Cabot Oil & Gas Corp.	3,470,780	134,527
Concho Resources, Inc. (a)	78,980	8,530
Continental Resources, Inc. (a)	267,622	30,113
EOG Resources, Inc.	1,553,280	260,703
GoviEx Uranium, Inc. (a)(j)	3,477,000	8,901
Madalena Energy, Inc. (g)	2,200,000	1,429
Noble Energy, Inc.	7,814,200	532,225
Rooster Energy Ltd. (a)(f)	9,425,000	4,880
Tourmaline Oil Corp. (a)	1,107,200	46,592
Tourmaline Oil Corp. (a)(g)	303,400	12,767
TransAtlantic Petroleum Ltd. (a)(g)	325,400	277
		1,109,559
TOTAL ENERGY		1,476,535
FINANCIALS - 20.2%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	544,139	62,603
BlackRock, Inc. Class A	543,246	171,921
Charles Schwab Corp.	4,788,764	124,508
KKR & Co. LP	1,570,300	38,221
Morgan Stanley	6,217,677	194,986
Oaktree Capital Group LLC Class A	872,576	51,342
		643,581
Commercial Banks - 4.7%
Bank of Ireland (a)	248,940,628	86,711
M&T Bank Corp. (e)	765,497	89,119
Metro Bank PLC:
rights 1/13/14 (a)	62,624	0
Class A (a)(j)	419,395	9,028
PNC Financial Services Group, Inc.	2,496,889	193,709
U.S. Bancorp	5,161,514	208,525
Wells Fargo & Co.	14,209,056	645,091
		1,232,183
Consumer Finance - 1.0%
American Express Co.	2,956,847	268,275
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 5.4%
ASAC II LP (j)	9,408,021	$ 112,087
Bank of America Corp.	25,438,327	396,075
Berkshire Hathaway, Inc. Class A (a)	2,278	405,256
Citigroup, Inc.	9,571,870	498,790
		1,412,208
Insurance - 5.4%
ACE Ltd.	1,795,195	185,857
AIA Group Ltd.	30,723,800	154,128
American International Group, Inc.	7,130,700	364,022
Fairfax Financial Holdings Ltd. (sub. vtg.)	144,600	57,732
Genworth Financial, Inc. Class A (a)	4,549,600	70,655
Marsh & McLennan Companies, Inc.	1,366,941	66,105
MetLife, Inc.	4,018,700	216,688
The Chubb Corp.	2,029,876	196,147
The Travelers Companies, Inc.	1,136,863	102,932
		1,414,266
Real Estate Investment Trusts - 0.5%
American Tower Corp.	1,465,475	116,974
Real Estate Management & Development - 0.7%
Realogy Holdings Corp. (a)	3,379,300	167,174
TOTAL FINANCIALS		5,254,661
HEALTH CARE - 13.8%
Biotechnology - 6.7%
Agios Pharmaceuticals, Inc.	1,174,162	25,309
Alexion Pharmaceuticals, Inc. (a)	829,300	110,347
Biogen Idec, Inc. (a)	2,689,486	752,384
BioMarin Pharmaceutical, Inc. (a)	906,745	63,717
Bluebird Bio, Inc.	384,130	8,059
CSL Ltd.	2,870,525	176,751
Gilead Sciences, Inc. (a)	7,724,520	580,498
KYTHERA Biopharmaceuticals, Inc. (a)	475,489	17,712
Light Sciences Oncology, Inc. (a)	2,708,254	160
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	372
		1,735,309
Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. (a)	2,997,458	171,305
Boston Scientific Corp. (a)	6,471,315	77,785
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
High Power Exploration (a)	58,562	$ 39
The Cooper Companies, Inc.	617,351	76,453
		325,582
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	40,300	2,692
Cigna Corp.	446,700	39,077
Henry Schein, Inc. (a)	727,962	83,177
		124,946
Health Care Technology - 0.8%
Cerner Corp. (a)	3,613,430	201,413
Veeva Systems, Inc. Class A (e)	185,000	5,939
		207,352
Life Sciences Tools & Services - 2.3%
Eurofins Scientific SA	374,284	101,178
Fluidigm Corp. (a)(j)	112,607	4,315
Illumina, Inc. (a)	805,144	89,065
Mettler-Toledo International, Inc. (a)	558,123	135,395
PAREXEL International Corp. (a)	1,363,850	61,619
Thermo Fisher Scientific, Inc.	1,284,935	143,078
Waters Corp. (a)	637,399	63,740
		598,390
Pharmaceuticals - 2.2%
AbbVie, Inc.	4,708,529	248,657
Astellas Pharma, Inc.	494,500	29,317
Endo Health Solutions, Inc. (a)(e)	685,000	46,210
Johnson & Johnson	276,800	25,352
Novo Nordisk A/S Series B	308,810	56,622
Perrigo Co. PLC	729,085	111,885
Valeant Pharmaceuticals International (Canada) (a)	562,718	66,016
		584,059
TOTAL HEALTH CARE		3,575,638
INDUSTRIALS - 6.9%
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR	1,093,895	51,336
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.2%
Fortune Brands Home & Security, Inc.	811,300	$ 37,076
Toto Ltd.	1,000,000	15,861
		52,937
Electrical Equipment - 1.1%
Eaton Corp. PLC	1,792,942	136,479
Generac Holdings, Inc.	17,200	974
Rockwell Automation, Inc.	1,364,600	161,241
		298,694
Industrial Conglomerates - 0.8%
Danaher Corp.	2,556,168	197,336
Machinery - 0.2%
Fanuc Corp.	275,000	50,391
Professional Services - 0.9%
Verisk Analytics, Inc. (a)	3,711,156	243,897
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (e)	1,924,932	291,118
Hertz Global Holdings, Inc. (a)	1,585,035	45,364
J.B. Hunt Transport Services, Inc.	938,630	72,556
Kansas City Southern	1,248,500	154,602
Union Pacific Corp.	1,091,266	183,333
		746,973
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
Class A (g)	320,800	9,970
Class A	1,468,742	45,649
W.W. Grainger, Inc.	371,300	94,837
		150,456
TOTAL INDUSTRIALS		1,792,020
INFORMATION TECHNOLOGY - 22.9%
Communications Equipment - 0.2%
QUALCOMM, Inc.	700,000	51,975
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	2,797,612	249,491
Trimble Navigation Ltd. (a)	4,531,300	157,236
		406,727
Internet Software & Services - 9.6%
Akamai Technologies, Inc. (a)	1,874,600	88,444
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Cornerstone OnDemand, Inc. (a)	503,448	$ 26,854
Dropbox, Inc. (a)(j)	1,289,836	12,898
Facebook, Inc. Class A (a)	10,910,659	596,377
Google, Inc. Class A (a)	1,102,146	1,235,190
LinkedIn Corp. (a)	825,573	179,009
Shutterstock, Inc. (a)	1,122,500	93,875
SPS Commerce, Inc. (a)(f)	881,200	57,542
Twitter, Inc.	196,800	12,526
Yahoo!, Inc. (a)	4,885,324	197,563
		2,500,278
IT Services - 5.6%
Alliance Data Systems Corp. (a)(e)	341,733	89,852
CGI Group, Inc. Class A (sub. vtg.) (a)	660,705	22,105
Computer Sciences Corp.	231,600	12,942
Fidelity National Information Services, Inc.	1,792,330	96,212
Fiserv, Inc. (a)	1,521,832	89,864
FleetCor Technologies, Inc. (a)	583,175	68,331
Gartner, Inc. Class A (a)	979,600	69,601
Global Payments, Inc.	148,600	9,658
MasterCard, Inc. Class A	526,277	439,683
Total System Services, Inc.	2,278,200	75,818
Visa, Inc. Class A	2,148,324	478,389
		1,452,455
Software - 5.9%
Activision Blizzard, Inc.	1,455,453	25,951
Adobe Systems, Inc. (a)	950,000	56,886
Concur Technologies, Inc. (a)(e)	1,858,468	191,757
Infoblox, Inc. (a)	1,063,919	35,131
Microsoft Corp.	13,682,013	512,118
Mu Sigma, Inc. (j)	619,826	13,636
NetSuite, Inc. (a)	1,073,307	110,572
salesforce.com, Inc. (a)	3,111,788	171,740
ServiceNow, Inc. (a)	2,495,043	139,747
Splunk, Inc. (a)	853,690	58,623
Tableau Software, Inc.	268,000	18,473
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	18,952	0*
warrants 10/3/18 (a)(j)	27,736	0*
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ultimate Software Group, Inc. (a)	813,343	$ 124,620
Workday, Inc. Class A (a)	887,231	73,782
		1,533,036
TOTAL INFORMATION TECHNOLOGY		5,944,471
MATERIALS - 4.0%
Chemicals - 2.8%
Airgas, Inc.	788,300	88,171
Eastman Chemical Co.	1,109,450	89,533
Ecolab, Inc.	1,248,448	130,176
Filtrona PLC	2,767,986	39,374
Monsanto Co.	1,506,867	175,625
PPG Industries, Inc.	726,759	137,837
Sherwin-Williams Co.	354,636	65,076
		725,792
Containers & Packaging - 0.4%
Rock-Tenn Co. Class A	1,011,520	106,220
Metals & Mining - 0.5%
B2Gold Corp. (a)	20,269,232	41,597
Dalradian Resources, Inc. (a)(g)	1,000,000	612
Franco-Nevada Corp.	1,138,561	46,400
Franco-Nevada Corp. warrants 6/16/17 (a)(g)	62,150	264
Ivanhoe Mines Ltd. (a)(g)(h)	2,378,499	4,187
Tahoe Resources, Inc. (a)	948,000	15,770
Tahoe Resources, Inc. (a)(g)	1,074,200	17,869
		126,699
Paper & Forest Products - 0.3%
International Paper Co.	1,890,883	92,710
TOTAL MATERIALS		1,051,421
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
TW Telecom, Inc. (a)	2,419,400	73,719
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	70,207,126	$ 34,691
TOTAL COMMON STOCKS (Cost $17,598,553)		25,509,310
Convertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (j)	5,575,412	25,758
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(j)	165,366	845
TOTAL CONSUMER DISCRETIONARY		26,603
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. (a)(j)	516,522	7,040
Health Care Technology - 0.1%
Castlight Health, Inc. Series D (a)(j)	1,325,100	10,548
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (j)	10,369,703	18,400
TOTAL HEALTH CARE		35,988
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Dropbox, Inc. Series A (a)(j)	299,518	2,995
Pinterest, Inc. Series E, 8.00% (j)	2,640,631	38,370
		41,365
Software - 0.0%
Mobileye NV Series F (j)	398,824	13,919
Trion World Network, Inc.:
8.00% (a)(j)	50,840	92
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Trion World Network, Inc.: - continued
Series C, 8.00% (a)(j)	602,295	$ 1,090
Series C-1, 8.00% (a)(j)	47,380	86
		15,187
TOTAL INFORMATION TECHNOLOGY		56,552
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $121,538)		119,143
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (d)(j)		$ 172	172
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	5,244
TOTAL CORPORATE BONDS (Cost $4,872)			5,416
Money Market Funds - 3.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	373,790,871	$ 373,791
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	549,660,540	549,661
TOTAL MONEY MARKET FUNDS (Cost $923,452)		923,452
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $18,648,415)		26,557,321
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(563,443)
NET ASSETS - 100%		$ 25,993,878
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,735,000 or 0.2% of net assets.

(h) A portion of the security sold on a delayed delivery basis.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $301,409,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 25,758
Security	Acquisition Date	Acquisition Cost (000s)
Castlight Health, Inc. Series D	4/25/12	$ 7,999
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 3,024
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Intarcia Therapeutics, Inc.	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,617
Mobileye NV Series F	8/15/13	$ 13,919
Mu Sigma, Inc.	12/21/12	$ 15,000
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. 8.00%	3/20/13	$ 267
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13	$ 172
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 822
Fidelity Securities Lending Cash Central Fund	1,955
Total	$ 2,777
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
KYTHERA Biopharmaceuticals, Inc.	$ 42,491	$ 1,838	$ 46,420	$ -	$ -
OvaScience, Inc.	9,131	717	10,863	-	-
Rooster Energy Ltd.	5,188	-	195	-	4,880
Skope Energy, Inc.	51	-	-	-	-
SPS Commerce, Inc.	37,270	-	7,874	-	57,542
Total	$ 94,131	$ 2,555	$ 65,352	$ -	$ 62,422
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,684,515	$ 4,567,391	$ 68,745	$ 48,379
Consumer Staples	1,648,242	1,648,242	-	-
Energy	1,476,535	1,467,634	-	8,901
Financials	5,254,661	5,046,835	86,711	121,115
Health Care	3,611,626	3,463,819	111,620	36,187
Industrials	1,792,020	1,725,768	66,252	-
Information Technology	6,001,023	5,917,937	-	83,086
Materials	1,051,421	1,051,421	-	-
Telecommunication Services	73,719	73,719	-	-
Utilities	34,691	34,691	-	-
Corporate Bonds	5,416	-	5,244	172
Money Market Funds	923,452	923,452	-	-
Total Investments in Securities:	$ 26,557,321	$ 25,920,909	$ 338,572	$ 297,840
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 104,362
Net Realized Gain (Loss) on Investment Securities	(7,625)
Net Unrealized Gain (Loss) on Investment Securities	25,509
Cost of Purchases	195,280
Proceeds of Sales	(19,686)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 297,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2013	$ 17,935

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.7%
Canada	2.4%
Ireland	1.4%
Curacao	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $539,328) - See accompanying schedule: Unaffiliated issuers (cost $17,699,389)	$ 25,571,447
Fidelity Central Funds (cost $923,452)	923,452
Other affiliated issuers (cost $25,574)	62,422
Total Investments (cost $18,648,415)		$ 26,557,321
Receivable for investments sold Regular delivery		13,575
Delayed delivery		1,346
Receivable for fund shares sold		40,077
Dividends receivable		9,507
Interest receivable		281
Distributions receivable from Fidelity Central Funds		368
Prepaid expenses		59
Other receivables		468
Total assets		26,623,002

Liabilities
Payable to custodian bank	$ 309
Payable for fund shares redeemed	58,437
Accrued management fee	10,398
Distribution and service plan fees payable	5,640
Other affiliated payables	3,935
Other payables and accrued expenses	744
Collateral on securities loaned, at value	549,661
Total liabilities		629,124

Net Assets		$ 25,993,878
Net Assets consist of:
Paid in capital		$ 18,085,549
Accumulated net investment loss		(350)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(252)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,908,931
Net Assets		$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,633,912 ÷ 328,096 shares)	$ 26.32

Maximum offering price per share (100/94.25 of $26.32)	$ 27.93
Class T: Net Asset Value and redemption price per share ($2,134,398 ÷ 82,599 shares)	$ 25.84

Maximum offering price per share (100/96.50 of $25.84)	$ 26.78
Class B: Net Asset Value and offering price per share ($212,511 ÷ 8,756 shares) A	$ 24.27

Class C: Net Asset Value and offering price per share ($3,458,712 ÷ 141,470 shares) A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,477,390 ÷ 428,967 shares)	$ 26.76

Class Z: Net Asset Value, offering price and redemption price per share ($76,955 ÷ 2,874 shares)	$ 26.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2013

Investment Income
Dividends		$ 221,893
Interest		476
Income from Fidelity Central Funds		2,777
Total income		225,146

Expenses
Management fee Basic fee	$ 129,620
Performance adjustment	(16,441)
Transfer agent fees	44,215
Distribution and service plan fees	60,895
Accounting and security lending fees	1,899
Custodian fees and expenses	545
Independent trustees' compensation	122
Registration fees	742
Audit	125
Legal	63
Miscellaneous	185
Total expenses before reductions	221,970
Expense reductions	(671)	221,299
Net investment income (loss)		3,847
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,923,272
Other affiliated issuers	29,955
Foreign currency transactions	(982)
Total net realized gain (loss)		3,952,245
Change in net unrealized appreciation (depreciation) on: Investment securities	2,582,512
Assets and liabilities in foreign currencies	26
Total change in net unrealized appreciation (depreciation)		2,582,538
Net gain (loss)		6,534,783
Net increase (decrease) in net assets resulting from operations		$ 6,538,630

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,847	$ 24,500
Net realized gain (loss)	3,952,245	861,402
Change in net unrealized appreciation (depreciation)	2,582,538	1,859,092
Net increase (decrease) in net assets resulting from operations	6,538,630	2,744,994
Distributions to shareholders from net investment income	-	(8,962)
Distributions to shareholders from net realized gain	(3,209,309)	(86,291)
Total distributions	(3,209,309)	(95,253)
Share transactions - net increase (decrease)	1,757,190	1,197,565
Total increase (decrease) in net assets	5,086,511	3,847,306

Net Assets
Beginning of period	20,907,367	17,060,061
End of period (including accumulated net investment loss of $350 and accumulated net investment loss of $11,189, respectively)	$ 25,993,878	$ 20,907,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 19.72	$ 19.96	$ 17.24	$ 13.36
Income from Investment Operations
Net investment income (loss) C	.01	.03	(.05)	(.05)	- I
Net realized and unrealized gain (loss)	7.21	3.09	(.15)	2.81	3.89
Total from investment operations	7.22	3.12	(.20)	2.76	3.89
Distributions from net realized gain	(3.65)	(.09)	(.04)	(.04)	(.01)
Net asset value, end of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Total Return A, B	32.36%	15.84%	(1.04)%	16.07%	29.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of fee waivers, if any	.94%	1.01%	1.08%	1.14%	1.19%
Expenses net of all reductions	.94%	1.00%	1.07%	1.13%	1.18%
Net investment income (loss)	.02%	.13%	(.23)%	(.28)%	-% F
Supplemental Data
Net assets, end of period (in millions)	$ 8,634	$ 6,459	$ 5,809	$ 5,603	$ 4,265
Portfolio turnover rate E	79%	47%	58%	47% H	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.44	$ 19.46	$ 19.74	$ 17.08	$ 13.26
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.10)	(.09)	(.04)
Net realized and unrealized gain (loss)	7.11	3.04	(.14)	2.78	3.86
Total from investment operations	7.05	3.02	(.24)	2.69	3.82
Distributions from net realized gain	(3.65)	(.04)	(.04)	(.03)	-
Net asset value, end of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Total Return A, B	32.05%	15.52%	(1.25)%	15.81%	28.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of fee waivers, if any	1.18%	1.25%	1.32%	1.38%	1.45%
Expenses net of all reductions	1.18%	1.24%	1.32%	1.38%	1.44%
Net investment income (loss)	(.22)%	(.11)%	(.48)%	(.52)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,134	$ 1,795	$ 1,640	$ 1,756	$ 1,557
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 18.60	$ 18.95	$ 16.49	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.19)	(.14)	(.20)	(.19)	(.11)
Net realized and unrealized gain (loss)	6.74	2.91	(.15)	2.68	3.72
Total from investment operations	6.55	2.77	(.35)	2.49	3.61
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Total Return A, B	31.31%	14.89%	(1.85)%	15.14%	28.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.82%	1.89%	1.96%	2.01%
Expenses net of fee waivers, if any	1.75%	1.82%	1.89%	1.96%	2.00%
Expenses net of all reductions	1.75%	1.81%	1.89%	1.95%	1.99%
Net investment income (loss)	(.79)%	(.68)%	(1.05)%	(1.10)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 213	$ 239	$ 309	$ 410	$ 401
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 21.49	$ 18.70	$ 19.03	$ 16.55	$ 12.92
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.19)	(.17)	(.11)
Net realized and unrealized gain (loss)	6.79	2.92	(.14)	2.68	3.74
Total from investment operations	6.61	2.79	(.33)	2.51	3.63
Distributions from net realized gain	(3.65)	-	-	(.03)	-
Net asset value, end of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Total Return A, B	31.41%	14.92%	(1.73)%	15.21%	28.10%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of fee waivers, if any	1.69%	1.75%	1.83%	1.88%	1.95%
Expenses net of all reductions	1.69%	1.75%	1.82%	1.88%	1.94%
Net investment income (loss)	(.73)%	(.62)%	(.98)%	(1.02)%	(.76)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,459	$ 2,515	$ 2,133	$ 2,138	$ 1,799
Portfolio turnover rate E	79%	47%	58%	47% G	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 23.02	$ 19.96	$ 20.14	$ 17.39	$ 13.49
Income from Investment Operations
Net investment income (loss) B	.07	.09	.01	(.01)	.03
Net realized and unrealized gain (loss)	7.32	3.12	(.15)	2.85	3.93
Total from investment operations	7.39	3.21	(.14)	2.84	3.96
Distributions from net investment income	-	(.02)	-	-	(.02)
Distributions from net realized gain	(3.65)	(.13)	(.04)	(.09)	(.04)
Total distributions	(3.65)	(.15)	(.04)	(.09)	(.06)
Net asset value, end of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Total Return A	32.73%	16.11%	(.73)%	16.34%	29.37%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.74%	.81%	.89%	.96%
Expenses net of fee waivers, if any	.68%	.74%	.81%	.89%	.96%
Expenses net of all reductions	.68%	.74%	.81%	.89%	.95%
Net investment income (loss)	.28%	.39%	.03%	(.04)%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 11,477	$ 9,898	$ 7,169	$ 5,898	$ 4,225
Portfolio turnover rate D	79%	47%	58%	47% F	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended December 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.00
Total from investment operations	3.01
Distributions from net realized gain	(3.65)
Net asset value, end of period	$ 26.78
Total Return B, C	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.55% A
Expenses net of fee waivers, if any	.55% A
Expenses net of all reductions	.55% A
Net investment income (loss)	.14% A
Supplemental Data
Net assets, end of period (in millions)	$ 77
Portfolio turnover rate F	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Quantitative Information about Level 3 Fair Value Measurements Fidelity Advisor New Insights Fund as of December 31, 2013
Asset Type	Fair Value at 12/31/13 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 177,980	Adjusted book value	Price to book ratio	1%	Increase
		Expected distribution	Recovery rate	0.1%	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/EBITDA multiple	5.0 - 17.3/ 13.8	Increase
			Rate of return	11.0%	Increase
			Price to earnings multiple	20.0	Increase
Corporate Bonds	$ 172	Market comparable	Transaction price	$100.00	Increase
Preferred Stock	$ 119,143	Market comparable	Discount rate	20.0%	Decrease
			Transaction price	$1.77 - $34.90/ $12.33	Increase
			EV/EBITDA multiple	7.0 - 8.0 / 7.3	Increase
			EV/Sales multiple	6.0	Increase
		Risk adjusted net present value	Adjustment rate	45.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,952,011
Gross unrealized depreciation	(113,832)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,838,179

Tax Cost	$ 18,719,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 74,434
Net unrealized appreciation (depreciation)	$ 7,838,204

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Capital loss carryforwards were as follows:

Fiscal year of expiration
2015	$ (3,959)

The Fund acquired $3,959 of capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ -	$ 95,253
Long-term Capital Gains	3,209,309	-
Total	$ 3,209,309	$ 95,253

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,823,977 and $19,216,231, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,918	$ 526
Class T	.25%	.25%	10,001	39
Class B	.75%	.25%	2,143	1,612
Class C	.75%	.25%	29,833	4,815
			$ 60,895	$ 6,992

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,549
Class T	212
Class B*	204
Class C*	174
$ 2,139

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,543.19
Class T	3,708.19
Class B	541.25
Class C	5,731.19
Institutional Class	19,690.18
Class Z	2	.05*
	$ 44,215

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $355 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $48 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,955, including $68 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 5
Class T	1
Class B	-*
Class C	2
Institutional Class	6
$ 14

* Amount represents one hundred and nineteen dollars

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $652 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013 A	2012
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Institutional Class	-	8,962
Class Z	-	-
Total	$ -	$ 8,962
From net realized gain
Class A	$ 1,060,799	$ 26,405
Class T	265,920	3,128
Class B	28,256	-
Class C	450,260	-
Institutional Class	1,402,183	56,758
Class Z	1,891	-
Total	$ 3,209,309	$ 86,291

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	65,693	69,742	$ 1,709,859	$ 1,537,976
Reinvestment of distributions	38,006	1,068	963,449	24,021
Shares redeemed	(59,581)	(81,404)	(1,554,286)	(1,797,007)
Net increase (decrease)	44,118	(10,594)	$ 1,119,022	$ (235,010)
Class T
Shares sold	11,842	13,706	$ 302,804	$ 297,340
Reinvestment of distributions	9,694	128	241,279	2,849
Shares redeemed	(18,916)	(18,113)	(492,682)	(394,342)
Net increase (decrease)	2,620	(4,279)	$ 51,401	$ (94,153)
Class B
Shares sold	357	265	$ 8,651	$ 5,463
Reinvestment of distributions	1,033	-	24,155	-
Shares redeemed	(3,840)	(5,694)	(90,160)	(118,394)
Net increase (decrease)	(2,450)	(5,429)	$ (57,354)	$ (112,931)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	26,314	22,815	$ 642,662	$ 474,829
Reinvestment of distributions	15,356	-	361,789	-
Shares redeemed	(17,222)	(19,869)	(423,433)	(414,007)
Net increase (decrease)	24,448	2,946	$ 581,018	$ 60,822
Institutional Class
Shares sold	113,996	143,736	$ 2,983,413	$ 3,208,589
Reinvestment of distributions	44,982	2,421	1,159,198	55,102
Shares redeemed	(160,011)	(75,358)	(4,155,899)	(1,684,854)
Net increase (decrease)	(1,033)	70,799	$ (13,288)	$ 1,578,837
Class Z
Shares sold	2,843	-	$ 75,653	$ -
Reinvestment of distributions	73	-	1,891	-
Shares redeemed	(42)	-	(1,153)	-
Net increase (decrease)	2,874	-	$ 76,391	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class Z	02/18/2014	02/14/2014	$0.076

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2013, $3,528,703,445, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFZ-UANN-0214
1.9585874.100

Fidelity Advisor®

Series Opportunistic Insights Fund

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of fund A
Fidelity Advisor® Series Opportunistic Insights Fund	41.23%	38.86%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Opportunistic Insights Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® Series Opportunistic Insights Fund: For the year, the fund returned 41.23%, strongly outperforming the 33.55% gain of the Russell 3000® Index. Relative to the index, results were driven by investments in companies with business on the Internet, including social-media pioneer Facebook, tech giants Yahoo! and Google, and e-commerce leader Amazon.com. Biotechnology stocks also contributed, including Gilead Sciences and Biogen Idec, both of which benefited from recent scientific advances. Conversely, a position in consumer electronics giant Apple was the fund's biggest individual relative detractor as I was overweighted the stock early on when its price dropped. I cut the stake to an underweighting, and the shares rebounded later in the period. Although I reduced my out-of-index position in gold-mining stocks as the global economy improved, holdings such as Franco-Nevada were crushed by a 28% drop in the price of the commodity. A modest cash position - held for liquidity purposes - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Actual	.83%	$ 1,000.00	$ 1,251.00	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.7	5.6
Facebook, Inc. Class A	5.3	3.5
Gilead Sciences, Inc.	3.9	4.1
Amazon.com, Inc.	3.0	2.1
Biogen Idec, Inc.	2.7	3.1
MasterCard, Inc. Class A	2.6	2.8
Yahoo!, Inc.	2.5	1.9
Berkshire Hathaway, Inc. Class A	2.5	3.5
Citigroup, Inc.	1.9	2.0
TJX Companies, Inc.	1.7	0.8
	31.8
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.3	27.6
Consumer Discretionary	20.0	16.1
Health Care	14.9	15.7
Financials	12.7	12.7
Consumer Staples	8.2	6.5
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stocks 99.4%		Stocks 94.0%
	Convertible Securities 0.2%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets (Liabilities) 0.4%		Short-Term Investments and Net Other Assets (Liabilities) 5.5%
* Foreign investments	8.3%	** Foreign investments	7.8%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 0.1%
Delphi Automotive PLC	2,098	$ 126,153
Johnson Controls, Inc.	8,700	446,310
		572,463
Automobiles - 0.9%
General Motors Co. (a)	3,800	155,306
Harley-Davidson, Inc.	13,797	955,304
Tesla Motors, Inc. (a)(d)	37,010	5,565,564
Toyota Motor Corp.	14,600	890,236
		7,566,410
Distributors - 0.1%
LKQ Corp. (a)	12,500	411,250
Hotels, Restaurants & Leisure - 2.8%
Buffalo Wild Wings, Inc. (a)	3,725	548,320
Chipotle Mexican Grill, Inc. (a)	10,629	5,662,919
Chuys Holdings, Inc. (a)	700	25,214
Galaxy Entertainment Group Ltd. (a)	10,000	89,692
Las Vegas Sands Corp.	15,460	1,219,330
Marriott International, Inc. Class A	42,600	2,102,736
Melco Crown Entertainment Ltd. sponsored ADR (a)	17,200	674,584
Noodles & Co.	4,200	150,864
Starbucks Corp.	154,200	12,087,738
Whitbread PLC	6,964	432,567
		22,993,964
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	3,400	506,260
Whirlpool Corp.	600	94,116
		600,376
Internet & Catalog Retail - 7.0%
Amazon.com, Inc. (a)	61,307	24,448,619
ASOS PLC (a)	18,700	1,896,374
Ctrip.com International Ltd. sponsored ADR (a)	1,700	84,354
Liberty Interactive Corp.:
(Venture Group) Series A (a)	400	49,036
Series A (a)	4,800	140,880
Netflix, Inc. (a)	9,861	3,630,524
priceline.com, Inc. (a)	11,600	13,483,840
Rakuten, Inc.	73,000	1,089,410
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
TripAdvisor, Inc. (a)	140,334	$ 11,623,865
zulily, Inc. (d)	2,400	99,432
		56,546,334
Leisure Equipment & Products - 0.4%
Polaris Industries, Inc.	23,800	3,466,232
Media - 3.3%
CBS Corp. Class B	13,388	853,351
Charter Communications, Inc. Class A (a)	7,297	997,938
Comcast Corp. Class A	50,879	2,643,927
Discovery Communications, Inc. Class A (a)	31,200	2,821,104
DISH Network Corp. Class A	7,300	422,816
DreamWorks Animation SKG, Inc. Class A (a)	9,707	344,599
Liberty Global PLC Class A (a)	72,248	6,429,350
Liberty Media Corp. Class A (a)	49,002	7,176,343
Lions Gate Entertainment Corp.	19,863	628,863
Omnicom Group, Inc.	7,785	578,970
Rightmove PLC	70,917	3,217,719
Twenty-First Century Fox, Inc. Class A	14,024	493,364
WPP PLC	14,500	331,356
		26,939,700
Specialty Retail - 3.0%
AutoCanada, Inc.	13,475	582,130
Bed Bath & Beyond, Inc. (a)	8,182	657,015
Conn's, Inc. (a)(d)	2,200	173,338
Five Below, Inc. (a)	22,300	963,360
GNC Holdings, Inc.	3,200	187,040
Home Depot, Inc.	59,059	4,862,918
O'Reilly Automotive, Inc. (a)	5,800	746,518
Ross Stores, Inc.	300	22,479
The Container Store Group, Inc. (d)	2,700	125,847
TJX Companies, Inc.	217,758	13,877,717
Tractor Supply Co.	3,000	232,740
Urban Outfitters, Inc. (a)	38,200	1,417,220
		23,848,322
Textiles, Apparel & Luxury Goods - 2.2%
ECLAT Textile Co. Ltd.	12,240	137,862
Michael Kors Holdings Ltd. (a)	17,799	1,445,101
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	144,023	$ 11,325,969
Under Armour, Inc. Class A (sub. vtg.) (a)	59,000	5,150,700
		18,059,632
TOTAL CONSUMER DISCRETIONARY		161,004,683
CONSUMER STAPLES - 8.2%
Beverages - 0.8%
Anheuser-Busch InBev SA NV ADR	28,800	3,066,048
Boston Beer Co., Inc. Class A (a)	15,131	3,658,524
		6,724,572
Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	80,000	9,520,800
CVS Caremark Corp.	93,174	6,668,463
Sprouts Farmers Market LLC	52,349	2,011,772
Wal-Mart Stores, Inc.	27,302	2,148,394
Walgreen Co.	16,508	948,220
Whole Foods Market, Inc.	1,000	57,830
		21,355,479
Food Products - 1.7%
Associated British Foods PLC	183,032	7,410,595
Mondelez International, Inc.	166,635	5,882,216
		13,292,811
Household Products - 1.6%
Colgate-Palmolive Co.	181,535	11,837,897
Procter & Gamble Co.	12,887	1,049,131
		12,887,028
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	153,884	11,590,543
Hengan International Group Co. Ltd.	7,000	82,690
L'Oreal SA	1,922	337,651
		12,010,884
TOTAL CONSUMER STAPLES		66,270,774
ENERGY - 3.2%
Energy Equipment & Services - 0.6%
Oceaneering International, Inc.	100	7,888
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	50,450	$ 4,546,050
Seadrill Ltd.	2,500	102,700
		4,656,638
Oil, Gas & Consumable Fuels - 2.6%
BG Group PLC	3,800	81,647
Cabot Oil & Gas Corp.	4,205	162,986
Canadian Natural Resources Ltd.	11,000	372,172
Continental Resources, Inc. (a)	16,987	1,911,377
EOG Resources, Inc.	81,493	13,677,785
Murphy Oil Corp.	70,800	4,593,504
Noble Energy, Inc.	3,000	204,330
Occidental Petroleum Corp.	6,200	589,620
		21,593,421
TOTAL ENERGY		26,250,059
FINANCIALS - 12.7%
Capital Markets - 1.8%
Ameriprise Financial, Inc.	12,800	1,472,640
BlackRock, Inc. Class A	28,047	8,876,034
Charles Schwab Corp.	48,400	1,258,400
Financial Engines, Inc.	1,200	83,376
Morgan Stanley	60,158	1,886,555
Oaktree Capital Group LLC Class A	11,900	700,196
WisdomTree Investments, Inc. (a)	24,520	434,249
		14,711,450
Commercial Banks - 2.3%
M&T Bank Corp. (d)	37,600	4,377,392
PNC Financial Services Group, Inc.	5,906	458,187
Shinsei Bank Ltd.	105,000	257,030
U.S. Bancorp	36,831	1,487,972
Wells Fargo & Co.	271,504	12,326,282
		18,906,863
Consumer Finance - 1.7%
American Express Co.	150,145	13,622,656
Capital One Financial Corp.	5,000	383,050
Portfolio Recovery Associates, Inc. (a)	1,100	58,124
		14,063,830
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 5.2%
ASAC II LP (e)	224,957	$ 2,680,139
Bank of America Corp.	93,200	1,451,124
Berkshire Hathaway, Inc. Class A (a)	111	19,746,900
Citigroup, Inc.	298,418	15,550,562
IntercontinentalExchange Group, Inc.	6,954	1,564,094
Investment AB Kinnevik (B Shares)	2,100	97,264
JPMorgan Chase & Co.	4,300	251,464
McGraw-Hill Companies, Inc.	1,500	117,300
ORIX Corp.	17,500	307,508
		41,766,355
Insurance - 1.7%
ACE Ltd.	29,432	3,047,095
Admiral Group PLC	1,700	36,878
AIA Group Ltd.	61,400	308,017
Marsh & McLennan Companies, Inc.	66,100	3,196,596
Prudential Financial, Inc.	7,100	654,762
Prudential PLC	74,650	1,667,981
The Chubb Corp.	27,538	2,660,997
The Travelers Companies, Inc.	20,700	1,874,178
		13,446,504
TOTAL FINANCIALS		102,895,002
HEALTH CARE - 14.9%
Biotechnology - 8.0%
Agios Pharmaceuticals, Inc. (d)	6,700	160,465
Alexion Pharmaceuticals, Inc. (a)	4,900	651,994
Amgen, Inc.	19,013	2,170,524
Biogen Idec, Inc. (a)	77,851	21,778,817
Celgene Corp. (a)	2,282	385,567
Celldex Therapeutics, Inc. (a)	5,400	130,734
CSL Ltd.	4,116	253,440
Enzymotec Ltd.	900	24,309
Gilead Sciences, Inc. (a)	416,005	31,262,776
Intrexon Corp. (a)	149,947	3,211,865
OvaScience, Inc. (a)	130,900	1,196,426
Pharmacyclics, Inc. (a)	2,500	264,450
Puma Biotechnology, Inc. (a)	12,347	1,278,285
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Regeneron Pharmaceuticals, Inc. (a)	4,496	$ 1,237,479
Vertex Pharmaceuticals, Inc. (a)	3,189	236,943
		64,244,074
Health Care Equipment & Supplies - 0.5%
Align Technology, Inc. (a)	2,300	131,445
Boston Scientific Corp. (a)	131,200	1,577,024
C.R. Bard, Inc.	2,146	287,435
Medtronic, Inc.	5,821	334,067
Stryker Corp.	507	38,096
Trinity Biotech PLC sponsored ADR	50,808	1,277,313
		3,645,380
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	22,325	1,569,671
Cardinal Health, Inc.	15,450	1,032,215
Cigna Corp.	12,001	1,049,847
Henry Schein, Inc. (a)	50,693	5,792,182
MWI Veterinary Supply, Inc. (a)	2,017	344,080
UnitedHealth Group, Inc.	55,793	4,201,213
		13,989,208
Health Care Technology - 0.5%
Cerner Corp. (a)	74,290	4,140,925
Veeva Systems, Inc. Class A (d)	4,500	144,450
		4,285,375
Life Sciences Tools & Services - 0.9%
Eurofins Scientific SA	300	81,098
Illumina, Inc. (a)	8,786	971,907
Mettler-Toledo International, Inc. (a)	11,955	2,900,163
Thermo Fisher Scientific, Inc.	29,181	3,249,304
		7,202,472
Pharmaceuticals - 3.3%
AbbVie, Inc.	178,009	9,400,655
Actavis PLC (a)	3,068	515,424
Astellas Pharma, Inc.	15,500	918,946
Bayer AG	7,800	1,093,970
Endo Health Solutions, Inc. (a)	6,700	451,982
Johnson & Johnson	122,372	11,208,051
Ono Pharmaceutical Co. Ltd.	1,900	166,545
Perrigo Co. PLC	1,991	305,539
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Salix Pharmaceuticals Ltd. (a)	900	$ 80,946
Valeant Pharmaceuticals International (Canada) (a)	23,200	2,721,755
		26,863,813
TOTAL HEALTH CARE		120,230,322
INDUSTRIALS - 7.3%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	14,127	1,290,784
Precision Castparts Corp.	18,319	4,933,307
The Boeing Co.	12,268	1,674,459
United Technologies Corp.	4,200	477,960
		8,376,510
Air Freight & Logistics - 0.4%
FedEx Corp.	7,100	1,020,767
United Parcel Service, Inc. Class B	7,441	781,900
XPO Logistics, Inc. (a)(d)	41,753	1,097,686
		2,900,353
Building Products - 0.1%
A.O. Smith Corp.	1,400	75,516
Fortune Brands Home & Security, Inc.	5,400	246,780
Toto Ltd.	21,000	333,084
		655,380
Commercial Services & Supplies - 0.0%
Stericycle, Inc. (a)	400	46,468
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	35,000	2,204,650
Electrical Equipment - 0.6%
Generac Holdings, Inc.	79,000	4,474,560
SolarCity Corp. (d)	4,500	255,690
		4,730,250
Industrial Conglomerates - 1.5%
3M Co.	24,723	3,467,401
Danaher Corp.	109,620	8,462,664
		11,930,065
Machinery - 0.5%
Fanuc Corp.	900	164,917
Illinois Tool Works, Inc.	37,693	3,169,227
ITT Corp.	3,000	130,260
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kubota Corp.	17,000	$ 281,983
Proto Labs, Inc. (a)	5,100	363,018
		4,109,405
Professional Services - 0.7%
Towers Watson & Co.	1,300	165,893
Verisk Analytics, Inc. (a)	88,200	5,796,504
		5,962,397
Road & Rail - 1.8%
Canadian Pacific Railway Ltd. (d)	49,200	7,440,791
J.B. Hunt Transport Services, Inc.	220	17,006
Union Pacific Corp.	43,200	7,257,600
		14,715,397
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A	21,450	666,666
Noble Group Ltd.	90,000	76,310
W.W. Grainger, Inc.	9,700	2,477,574
		3,220,550
TOTAL INDUSTRIALS		58,851,425
INFORMATION TECHNOLOGY - 30.2%
Communications Equipment - 0.2%
QUALCOMM, Inc.	19,894	1,477,130
Computers & Peripherals - 1.5%
Apple, Inc.	20,648	11,585,799
Nimble Storage, Inc.	4,200	190,260
SanDisk Corp.	8,800	620,752
		12,396,811
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	44,900	4,004,182
Ingram Micro, Inc. Class A (a)	13,050	306,153
Keyence Corp.	200	85,637
Omron Corp.	1,900	83,967
Trimble Navigation Ltd. (a)	2,200	76,340
		4,556,279
Internet Software & Services - 15.5%
Akamai Technologies, Inc. (a)	3,600	169,848
Cornerstone OnDemand, Inc. (a)	3,934	209,840
eBay, Inc. (a)	26,280	1,442,509
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class A (a)	779,856	$ 42,626,929
Google, Inc. Class A (a)	40,839	45,768,675
Kakaku.com, Inc.	14,500	254,713
LinkedIn Corp. (a)	55,600	12,055,748
Naver Corp.	383	262,655
Pandora Media, Inc. (a)	13,200	351,120
Shutterstock, Inc. (a)	5,900	493,417
Tencent Holdings Ltd.	10,900	695,245
Twitter, Inc. (d)	8,900	566,485
Yahoo!, Inc. (a)	508,087	20,547,038
		125,444,222
IT Services - 5.4%
Accenture PLC Class A	3,219	264,666
Alliance Data Systems Corp. (a)	5,147	1,353,301
CGI Group, Inc. Class A (sub. vtg.) (a)	35,500	1,187,734
Computer Sciences Corp.	9,100	508,508
EPAM Systems, Inc. (a)	3,973	138,817
Fidelity National Information Services, Inc.	67,297	3,612,503
Fiserv, Inc. (a)	2,800	165,340
FleetCor Technologies, Inc. (a)	26,843	3,145,194
Gartner, Inc. Class A (a)	1,600	113,680
Global Payments, Inc.	6,800	441,932
MasterCard, Inc. Class A	25,449	21,261,622
Visa, Inc. Class A	52,289	11,643,715
		43,837,012
Semiconductors & Semiconductor Equipment - 0.7%
ARM Holdings PLC sponsored ADR	13,154	720,050
Avago Technologies Ltd.	3,000	158,670
Marvell Technology Group Ltd.	16,800	241,584
Samsung Electronics Co. Ltd.	2,952	3,836,361
Semtech Corp. (a)	4,700	118,816
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	30,100	524,944
		5,600,425
Software - 6.3%
Activision Blizzard, Inc.	3,500	62,405
Adobe Systems, Inc. (a)	42,273	2,531,307
CommVault Systems, Inc. (a)	73,200	5,481,216
Concur Technologies, Inc. (a)(d)	33,800	3,487,484
Diligent Board Member Services, Inc. (a)	55,651	173,916
Infoblox, Inc. (a)	8,150	269,113
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	194,100	$ 7,265,163
NetSuite, Inc. (a)	51,600	5,315,832
salesforce.com, Inc. (a)	171,625	9,471,984
ServiceNow, Inc. (a)	107,911	6,044,095
Splunk, Inc. (a)	27,294	1,874,279
Tableau Software, Inc.	7,600	523,868
Ultimate Software Group, Inc. (a)	37,241	5,706,066
VMware, Inc. Class A (a)	1,900	170,449
Workday, Inc. Class A (a)	28,800	2,395,008
Xero Ltd. (a)	5,180	137,599
		50,909,784
TOTAL INFORMATION TECHNOLOGY		244,221,663
MATERIALS - 2.7%
Chemicals - 2.4%
Chemtura Corp. (a)	3,100	86,552
Ecolab, Inc.	68,993	7,193,900
Filtrona PLC	22,500	320,054
LyondellBasell Industries NV Class A	27,274	2,189,557
Monsanto Co.	16,031	1,868,413
PPG Industries, Inc.	33,031	6,264,659
Praxair, Inc.	600	78,018
Sherwin-Williams Co.	7,500	1,376,250
		19,377,403
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	5,286	555,083
Metals & Mining - 0.2%
Anglo American PLC (United Kingdom)	9,900	216,400
B2Gold Corp. (a)	4,500	9,235
Dalradian Resources, Inc. (a)	108,426	66,347
Franco-Nevada Corp.	11,900	484,962
Freeport-McMoRan Copper & Gold, Inc.	13,800	520,812
Glencore Xstrata PLC	56,700	293,601
Tahoe Resources, Inc. (a)	2,800	46,577
		1,637,934
TOTAL MATERIALS		21,570,420
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	9,600	$ 102,735
Wireless Telecommunication Services - 0.3%
KDDI Corp.	7,500	462,115
RingCentral, Inc.	1,000	18,370
SoftBank Corp.	17,800	1,561,964
T-Mobile U.S., Inc. (a)	14,200	477,688
		2,520,137
TOTAL TELECOMMUNICATION SERVICES		2,622,872
TOTAL COMMON STOCKS (Cost $611,197,130)		803,917,220
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (e)	127,173	587,539
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (e)	11,508	79,768
Internet Software & Services - 0.1%
Pinterest, Inc. Series E, 8.00% (e)	63,759	926,463
Software - 0.0%
Mobileye NV Series F (e)	9,333	325,722
TOTAL INFORMATION TECHNOLOGY		1,331,953
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,919,492)		1,919,492
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	12,754,640	$ 12,754,640
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,776,925	20,776,925
TOTAL MONEY MARKET FUNDS (Cost $33,531,565)		33,531,565
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $646,648,187)		839,368,277
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(30,520,850)
NET ASSETS - 100%		$ 808,847,427
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,599,631 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 2,249,570
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 587,539
Mobileye NV Series F	8/15/13	$ 325,722
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 926,463
Pure Storage, Inc. Series E	8/22/13	$ 79,768
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,039
Fidelity Securities Lending Cash Central Fund	85,016
Total	$ 110,055
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 161,592,222	$ 159,025,037	$ 1,979,646	$ 587,539
Consumer Staples	66,270,774	66,270,774	-	-
Energy	26,250,059	26,250,059	-	-
Financials	102,895,002	97,982,344	2,232,519	2,680,139
Health Care	120,230,322	115,932,966	4,297,356	-
Industrials	58,851,425	58,071,441	779,984	-
Information Technology	245,553,616	243,797,346	424,317	1,331,953
Materials	21,570,420	21,570,420	-	-
Telecommunication Services	2,622,872	598,793	2,024,079	-
Money Market Funds	33,531,565	33,531,565	-	-
Total Investments in Securities:	$ 839,368,277	$ 823,030,745	$ 11,737,901	$ 4,599,631

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $20,213,172) - See accompanying schedule: Unaffiliated issuers (cost $613,116,622)	$ 805,836,712
Fidelity Central Funds (cost $33,531,565)	33,531,565
Total Investments (cost $646,648,187)		$ 839,368,277
Cash		1,243,550
Receivable for fund shares sold		12,834
Dividends receivable		331,236
Distributions receivable from Fidelity Central Funds		9,654
Prepaid expenses		2,087
Other receivables		2,222
Total assets		840,969,860

Liabilities
Payable for investments purchased	$ 2,586,536
Payable for fund shares redeemed	8,101,336
Accrued management fee	435,946
Other affiliated payables	139,264
Other payables and accrued expenses	82,426
Collateral on securities loaned, at value	20,776,925
Total liabilities		32,122,433

Net Assets		$ 808,847,427
Net Assets consist of:
Paid in capital		$ 615,792,922
Accumulated net investment loss		(534)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		333,895
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		192,721,144
Net Assets, for 57,825,151 shares outstanding		$ 808,847,427
Net Asset Value, offering price and redemption price per share ($808,847,427 ÷ 57,825,151 shares)		$ 13.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 4,144,209
Interest		5
Income from Fidelity Central Funds		110,055
Total income		4,254,269

Expenses
Management fee Basic fee	$ 3,211,791
Performance adjustment	71,990
Transfer agent fees	1,059,136
Accounting and security lending fees	228,683
Custodian fees and expenses	79,848
Independent trustees' compensation	2,878
Registration fees	26,094
Audit	51,642
Legal	1,383
Miscellaneous	1,283
Total expenses before reductions	4,734,728
Expense reductions	(83,320)	4,651,408
Net investment income (loss)		(397,139)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,547,890
Foreign currency transactions	(13,778)
Total net realized gain (loss)		8,534,112
Change in net unrealized appreciation (depreciation) on: Investment securities	192,669,820
Assets and liabilities in foreign currencies	962
Total change in net unrealized appreciation (depreciation)		192,670,782
Net gain (loss)		201,204,894
Net increase (decrease) in net assets resulting from operations		$ 200,807,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2013	For the period December 6, 2012 (commencement of operations) to December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (397,139)	$ 11,402
Net realized gain (loss)	8,534,112	2,495,290
Change in net unrealized appreciation (depreciation)	192,670,782	50,362
Net increase (decrease) in net assets resulting from operations	200,807,755	2,557,054
Distributions to shareholders from net investment income	-	(192,824)
Distributions to shareholders from net realized gain	(10,117,481)	-
Total distributions	(10,117,481)	(192,824)
Share transactions Proceeds from sales of shares	220,563,698	482,071,583
Reinvestment of distributions	10,117,481	192,824
Cost of shares redeemed	(94,001,364)	(3,151,299)
Net increase (decrease) in net assets resulting from share transactions	136,679,815	479,113,108
Total increase (decrease) in net assets	327,370,089	481,477,338

Net Assets
Beginning of period	481,477,338	-
End of period (including accumulated net investment loss of $534 and $0, respectively)	$ 808,847,427	$ 481,477,338
Other Information Shares
Sold	16,778,477	48,207,153
Issued in reinvestment of distributions	786,322	19,167
Redeemed	(7,652,406)	(313,562)
Net increase (decrease)	9,912,393	47,912,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	-I
Net realized and unrealized gain (loss)	4.14	.05
Total from investment operations	4.13	.05
Distributions from net investment income	-	- I
Distributions from net realized gain	(.19)	-
Total distributions	(.19)	- I
Net asset value, end of period	$ 13.99	$ 10.05
Total Return B,C	41.23%	.54%
Ratios to Average Net Assets E,H
Expenses before reductions	.82%	1.18% A
Expenses net of fee waivers, if any	.82%	1.18% A
Expenses net of all reductions	.80%	1.17% A
Net investment income (loss)	(.07)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 808,847	$ 481,477
Portfolio turnover rate F	52%	68% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

Fidelity Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 195,718,094
Gross unrealized depreciation	(3,317,584)
Net unrealized appreciation (depreciation) on securities and other investments	$ 192,400,510

Tax Cost	$ 646,967,767

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 456,187
Undistributed long-term capital gain	$ 197,288
Net unrealized appreciation (depreciation)	$ 192,401,564

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 10,117,481	$ 192,824

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,937,802 and $291,822,876, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment took effect in December, 2013. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,422 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $578 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $141,240. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $85,016, including $500 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,309 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's accounting expenses by $11.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Opportunistic Insights Fund	02/18/14	02/14/14	$0.013

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31,2013, $197,288, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% and 46% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 2% and 52% of the dividends distributed in February and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

At its July 2013 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. In reaching its determination to approve the amendment to the Advisory Contract, the Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

The Board noted that the amendment to the Advisory Contract involves no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature and level of services provided to the fund; (iii) the individual fee rate, performance adjustment calculation, group fee rate schedules, or maximum group fee rate to be paid by the fund; or (iv) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that it approved the fund's Advisory Contract with an initial two-year term prior to its commencement of operations in December 2012.

In connection with its consideration of future renewals of the fund's Advisory Contract, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the amendment to the fund's Advisory Contract should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AO1TI-ANN-0214
1.950951.101

Fidelity®

Series Opportunistic Insights Fund

Fidelity Series Opportunistic Insights
Fund

Class F

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of fund A
Fidelity® Series Opportunistic Insights Fund	41.14%	38.42%
Class F	41.33%	38.61%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity markets ripped through records during the 12 months ending December 31, 2013. Gains were fueled by generally improving economic data and accommodative monetary policies worldwide. The broad S&P 500® Index hit successive highs in its 32.39% climb for the period and, for the first time since 1995, scored a "perfect 10," with all 10 economic sectors up at least 10% for the year. Meanwhile, the blue-chip Dow Jones Industrial AverageSM closed 2013 at a record 16,577 points - for a one-year gain of 29.65% - and the Nasdaq Composite Index®, up 40.12% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election and the federal debt-ceiling debate, markets kicked off the year on a positive note, rising through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond buying kept stocks in flux over the summer, but by September the Fed had set aside any imminent tapering (only to revisit the topic in December). Despite jitters over a potential U.S. military strike in Syria and a budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism pushing many markets to all-time highs by year-end.

Comments from William Danoff, Portfolio Manager of Fidelity® Series Opportunistic Insights Fund: For the year, the fund's Series Opportunistic Insights and Class F shares returned 41.14% and 41.33%, respectively, strongly outperforming the 33.55% gain of the Russell 3000® Index. Relative to the index, results were driven by investments in companies with business on the Internet, including social-media pioneer Facebook, tech giants Yahoo! and Google, and e-commerce leader Amazon.com. Biotechnology stocks also contributed, including Gilead Sciences and Biogen Idec, both of which benefited from recent scientific advances. Conversely, as position in consumer electronics giant Apple was the fund's biggest individual relative detractor I was overweighted the stock early on when its price dropped. I cut the stake to an underweighting, and the shares rebounded later in the period. Although I reduced my out-of-index position in gold-mining stocks as the global economy improved, holdings such as Franco-Nevada were crushed by a 28% drop in the price of the commodity. A modest cash position - held for liquidity purposes - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Series Opportunistic Insights	.79%
Actual		$ 1,000.00	$ 1,249.60	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Class F	.61%
Actual		$ 1,000.00	$ 1,250.10	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.6	5.5
Facebook, Inc. Class A	5.5	3.5
Gilead Sciences, Inc.	4.0	4.0
Amazon.com, Inc.	3.0	2.1
MasterCard, Inc. Class A	2.8	2.8
Biogen Idec, Inc.	2.8	3.1
Berkshire Hathaway, Inc. Class A	2.6	3.4
Yahoo!, Inc.	2.2	1.9
Citigroup, Inc.	1.9	2.0
TJX Companies, Inc.	1.7	0.8
	32.1
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.7	27.5
Consumer Discretionary	19.9	16.0
Health Care	15.2	15.5
Financials	12.9	12.5
Consumer Staples	7.8	6.4
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *	As of June 30, 2013 **
Stocks 100.0%	Stocks 93.2%
Convertible Securities 0.2%	Convertible Securities 0.5%
Short-Term Investments and Net Other Assets (Liabilities) (0.2)%†	Short-Term Investments and Net Other Assets (Liabilities) 6.3%

* Foreign investments	8.6%	** Foreign investments	7.5%
† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 0.1%
Delphi Automotive PLC	15,502	$ 932,135
Johnson Controls, Inc.	65,600	3,365,280
		4,297,415
Automobiles - 0.9%
General Motors Co. (a)	28,200	1,152,534
Harley-Davidson, Inc.	101,103	7,000,372
Tesla Motors, Inc. (a)(d)	274,216	41,236,602
Toyota Motor Corp.	107,400	6,548,724
		55,938,232
Distributors - 0.1%
LKQ Corp. (a)	94,800	3,118,920
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)	28,775	4,235,680
Chipotle Mexican Grill, Inc. (a)	82,814	44,121,643
Chuys Holdings, Inc. (a)	5,900	212,518
Galaxy Entertainment Group Ltd. (a)	70,000	627,845
Las Vegas Sands Corp.	113,240	8,931,239
Marriott International, Inc. Class A	312,300	15,415,128
Melco Crown Entertainment Ltd. sponsored ADR (a)	126,900	4,977,018
Noodles & Co.	33,300	1,196,136
Starbucks Corp.	1,128,400	88,455,276
Whitbread PLC	51,057	3,171,389
		171,343,872
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	25,300	3,767,170
Whirlpool Corp.	4,200	658,812
		4,425,982
Internet & Catalog Retail - 6.7%
Amazon.com, Inc. (a)	450,093	179,492,587
ASOS PLC (a)	148,300	15,039,159
Ctrip.com International Ltd. sponsored ADR (a)	12,200	605,364
Liberty Interactive Corp.:
(Venture Group) Series A (a)	3,210	393,514
Series A (a)	37,800	1,109,430
Netflix, Inc. (a)	72,639	26,743,501
priceline.com, Inc. (a)	77,800	90,434,720
Rakuten, Inc.	535,200	7,987,021
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
TripAdvisor, Inc. (a)	943,866	$ 78,180,421
zulily, Inc. (d)	18,400	762,312
		400,748,029
Leisure Equipment & Products - 0.4%
Polaris Industries, Inc.	175,000	25,487,000
Media - 3.5%
CBS Corp. Class B	98,017	6,247,604
Charter Communications, Inc. Class A (a)	53,703	7,344,422
Comcast Corp. Class A	377,621	19,623,075
Discovery Communications, Inc. Class A (a)	230,900	20,877,978
DISH Network Corp. Class A	53,700	3,110,304
DreamWorks Animation SKG, Inc. Class A (a)	78,393	2,782,952
Liberty Global PLC Class A (a)	529,452	47,115,933
Liberty Media Corp. Class A (a)	395,298	57,891,392
Lions Gate Entertainment Corp.	161,037	5,098,431
Omnicom Group, Inc.	56,614	4,210,383
Rightmove PLC	579,300	26,284,596
Twenty-First Century Fox, Inc. Class A	112,576	3,960,424
WPP PLC	117,700	2,689,693
		207,237,187
Specialty Retail - 3.0%
AutoCanada, Inc.	98,900	4,272,554
Bed Bath & Beyond, Inc. (a)	59,918	4,811,415
Conn's, Inc. (a)(d)	16,300	1,284,277
Five Below, Inc. (a)	180,800	7,810,560
GNC Holdings, Inc.	23,400	1,367,730
Home Depot, Inc.	433,741	35,714,234
O'Reilly Automotive, Inc. (a)	42,700	5,495,917
Ross Stores, Inc.	2,400	179,832
The Container Store Group, Inc. (d)	20,800	969,488
TJX Companies, Inc.	1,611,542	102,703,572
Tractor Supply Co.	21,900	1,699,002
Urban Outfitters, Inc. (a)	282,800	10,491,880
		176,800,461
Textiles, Apparel & Luxury Goods - 2.2%
ECLAT Textile Co. Ltd.	91,800	1,033,967
Michael Kors Holdings Ltd. (a)	138,001	11,204,301
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	1,049,847	$ 82,559,968
Under Armour, Inc. Class A (sub. vtg.) (a)	433,100	37,809,630
		132,607,866
TOTAL CONSUMER DISCRETIONARY		1,182,004,964
CONSUMER STAPLES - 7.8%
Beverages - 0.9%
Anheuser-Busch InBev SA NV ADR	217,500	23,155,050
Boston Beer Co., Inc. Class A (a)	120,332	29,095,074
		52,250,124
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	520,600	61,956,606
CVS Caremark Corp.	584,150	41,807,616
Sprouts Farmers Market LLC	387,751	14,901,271
Wal-Mart Stores, Inc.	200,298	15,761,450
Walgreen Co.	121,392	6,972,756
Whole Foods Market, Inc.	7,400	427,942
		141,827,641
Food Products - 1.4%
Associated British Foods PLC	1,171,168	47,418,223
Mondelez International, Inc.	1,069,665	37,759,175
		85,177,398
Household Products - 1.6%
Colgate-Palmolive Co.	1,329,165	86,674,850
Procter & Gamble Co.	95,313	7,759,431
		94,434,281
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	1,128,016	84,962,165
Hengan International Group Co. Ltd.	49,500	584,734
L'Oreal SA	15,578	2,736,695
		88,283,594
TOTAL CONSUMER STAPLES		461,973,038
ENERGY - 3.3%
Energy Equipment & Services - 0.6%
Oceaneering International, Inc.	400	31,552
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	392,450	$ 35,363,670
Seadrill Ltd.	20,900	858,572
		36,253,794
Oil, Gas & Consumable Fuels - 2.7%
BG Group PLC	28,300	608,052
Cabot Oil & Gas Corp.	31,095	1,205,242
Canadian Natural Resources Ltd.	81,500	2,757,458
Continental Resources, Inc. (a)	124,115	13,965,420
EOG Resources, Inc.	603,507	101,292,615
Murphy Oil Corp.	577,400	37,461,712
Noble Energy, Inc.	23,900	1,627,829
Occidental Petroleum Corp.	45,100	4,289,010
		163,207,338
TOTAL ENERGY		199,461,132
FINANCIALS - 12.9%
Capital Markets - 1.8%
Ameriprise Financial, Inc.	101,800	11,712,090
BlackRock, Inc. Class A	206,153	65,241,240
Charles Schwab Corp.	354,400	9,214,400
Financial Engines, Inc.	9,300	646,164
Morgan Stanley	441,242	13,837,349
Oaktree Capital Group LLC Class A	94,690	5,571,560
WisdomTree Investments, Inc. (a)	179,880	3,185,675
		109,408,478
Commercial Banks - 2.4%
M&T Bank Corp. (d)	287,800	33,505,676
PNC Financial Services Group, Inc.	43,694	3,389,781
Shinsei Bank Ltd.	819,000	2,004,834
U.S. Bancorp	273,069	11,031,988
Wells Fargo & Co.	1,991,596	90,418,458
		140,350,737
Consumer Finance - 1.7%
American Express Co.	1,099,755	99,780,771
Capital One Financial Corp.	36,500	2,796,265
Portfolio Recovery Associates, Inc. (a)	8,500	449,140
		103,026,176
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 5.3%
ASAC II LP (f)	1,788,160	$ 21,304,152
Bank of America Corp.	686,800	10,693,476
Berkshire Hathaway, Inc. Class A (a)	859	152,816,100
Citigroup, Inc.	2,190,382	114,140,806
IntercontinentalExchange Group, Inc.	50,803	11,426,611
Investment AB Kinnevik (B Shares)	15,200	704,009
JPMorgan Chase & Co.	34,500	2,017,560
McGraw-Hill Companies, Inc.	11,400	891,480
ORIX Corp.	135,400	2,379,231
		316,373,425
Insurance - 1.7%
ACE Ltd.	219,268	22,700,816
Admiral Group PLC	13,200	286,347
AIA Group Ltd.	472,400	2,369,828
Marsh & McLennan Companies, Inc.	489,600	23,677,056
Prudential Financial, Inc.	52,400	4,832,328
Prudential PLC	554,112	12,381,086
The Chubb Corp.	203,662	19,679,859
The Travelers Companies, Inc.	153,100	13,861,674
		99,788,994
TOTAL FINANCIALS		768,947,810
HEALTH CARE - 15.2%
Biotechnology - 8.2%
Agios Pharmaceuticals, Inc. (d)	54,197	1,298,018
Alexion Pharmaceuticals, Inc. (a)	36,100	4,803,466
Amgen, Inc.	139,587	15,935,252
Biogen Idec, Inc. (a)	589,449	164,898,358
Celgene Corp. (a)	17,085	2,886,682
Celldex Therapeutics, Inc. (a)	43,800	1,060,398
CSL Ltd.	33,497	2,062,557
Enzymotec Ltd.	6,700	180,967
Gilead Sciences, Inc. (a)	3,163,795	237,759,194
Intrexon Corp. (a)	1,156,174	24,765,247
OvaScience, Inc. (a)(e)	1,012,559	9,254,789
Pharmacyclics, Inc. (a)	18,300	1,935,774
Puma Biotechnology, Inc. (a)	91,507	9,473,720
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Regeneron Pharmaceuticals, Inc. (a)	33,123	$ 9,116,775
Vertex Pharmaceuticals, Inc. (a)	23,412	1,739,512
		487,170,709
Health Care Equipment & Supplies - 0.5%
Align Technology, Inc. (a)	17,500	1,000,125
Boston Scientific Corp. (a)	1,007,500	12,110,150
C.R. Bard, Inc.	16,154	2,163,667
Intuitive Surgical, Inc. (a)	700	268,856
Medtronic, Inc.	43,581	2,501,114
Stryker Corp.	3,427	257,505
Trinity Biotech PLC sponsored ADR	390,433	9,815,486
		28,116,903
Health Care Providers & Services - 1.7%
AmerisourceBergen Corp.	168,975	11,880,632
Cardinal Health, Inc.	113,050	7,552,871
Cigna Corp.	89,499	7,829,373
Henry Schein, Inc. (a)	375,163	42,866,124
MWI Veterinary Supply, Inc. (a)	16,283	2,777,717
UnitedHealth Group, Inc.	416,207	31,340,387
		104,247,104
Health Care Technology - 0.6%
Cerner Corp. (a)	602,310	33,572,759
Veeva Systems, Inc. Class A (d)	36,400	1,168,440
		34,741,199
Life Sciences Tools & Services - 0.9%
Eurofins Scientific SA	2,600	702,845
Illumina, Inc. (a)	65,395	7,233,995
Mettler-Toledo International, Inc. (a)	91,193	22,122,510
Thermo Fisher Scientific, Inc.	213,319	23,753,071
		53,812,421
Pharmaceuticals - 3.3%
AbbVie, Inc.	1,303,091	68,816,236
Actavis PLC (a)	22,499	3,779,832
Astellas Pharma, Inc.	113,700	6,740,914
Bayer AG	63,100	8,849,940
Endo Health Solutions, Inc. (a)	49,403	3,332,726
Johnson & Johnson	906,628	83,038,059
Ono Pharmaceutical Co. Ltd.	14,300	1,253,473
Perrigo Co. PLC	14,409	2,211,205
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Salix Pharmaceuticals Ltd. (a)	6,400	$ 575,616
Valeant Pharmaceuticals International (Canada) (a)	174,900	20,518,746
		199,116,747
TOTAL HEALTH CARE		907,205,083
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.0%
Honeywell International, Inc.	104,773	9,573,109
Precision Castparts Corp.	134,681	36,269,593
The Boeing Co.	90,132	12,302,117
United Technologies Corp.	31,000	3,527,800
		61,672,619
Air Freight & Logistics - 0.4%
FedEx Corp.	52,000	7,476,040
United Parcel Service, Inc. Class B	56,349	5,921,153
XPO Logistics, Inc. (a)(d)	338,805	8,907,183
		22,304,376
Building Products - 0.1%
A.O. Smith Corp.	10,500	566,370
Fortune Brands Home & Security, Inc.	39,800	1,818,860
Toto Ltd.	157,000	2,490,198
		4,875,428
Commercial Services & Supplies - 0.0%
Stericycle, Inc. (a)	3,220	374,067
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	265,125	16,700,224
Electrical Equipment - 0.6%
Generac Holdings, Inc.	598,327	33,889,241
SolarCity Corp. (d)	32,800	1,863,696
		35,752,937
Industrial Conglomerates - 1.4%
3M Co.	181,377	25,438,124
Danaher Corp.	764,820	59,044,104
		84,482,228
Machinery - 0.5%
Fanuc Corp.	6,800	1,246,036
Illinois Tool Works, Inc.	276,732	23,267,627
ITT Corp.	22,400	972,608
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kubota Corp.	128,000	$ 2,123,165
Proto Labs, Inc. (a)(d)	39,842	2,835,954
		30,445,390
Professional Services - 0.8%
Towers Watson & Co.	9,700	1,237,817
Verisk Analytics, Inc. (a)	651,100	42,790,292
		44,028,109
Road & Rail - 1.9%
Canadian Pacific Railway Ltd. (d)	397,900	60,176,639
J.B. Hunt Transport Services, Inc.	1,700	131,410
Union Pacific Corp.	319,700	53,709,600
		114,017,649
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A	159,400	4,954,152
Noble Group Ltd.	659,000	558,762
W.W. Grainger, Inc.	71,000	18,134,820
		23,647,734
TOTAL INDUSTRIALS		438,300,761
INFORMATION TECHNOLOGY - 30.5%
Communications Equipment - 0.2%
QUALCOMM, Inc.	146,206	10,855,796
Computers & Peripherals - 1.6%
Apple, Inc.	158,624	89,005,513
Nimble Storage, Inc.	30,700	1,390,710
SanDisk Corp.	66,200	4,669,748
		95,065,971
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	328,802	29,322,562
Ingram Micro, Inc. Class A (a)	105,750	2,480,895
Keyence Corp.	1,400	599,459
Omron Corp.	13,600	601,029
Trimble Navigation Ltd. (a)	16,800	582,960
		33,586,905
Internet Software & Services - 15.4%
Akamai Technologies, Inc. (a)	26,200	1,236,116
Cornerstone OnDemand, Inc. (a)	30,858	1,645,966
eBay, Inc. (a)	192,320	10,556,445
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class A (a)	5,939,744	$ 324,666,407
Google, Inc. Class A (a)	299,061	335,160,650
Kakaku.com, Inc.	107,700	1,891,903
LinkedIn Corp. (a)	408,100	88,488,323
Naver Corp.	2,841	1,948,313
Pandora Media, Inc. (a)	100,200	2,665,320
Shutterstock, Inc. (a)	48,100	4,022,603
Tencent Holdings Ltd.	81,100	5,172,880
Twitter, Inc. (d)	65,600	4,175,440
Yahoo!, Inc. (a)	3,296,313	133,302,898
		914,933,264
IT Services - 5.7%
Accenture PLC Class A	23,881	1,963,496
Alliance Data Systems Corp. (a)	37,401	9,833,845
CGI Group, Inc. Class A (sub. vtg.) (a)	262,800	8,792,574
Computer Sciences Corp.	67,623	3,778,773
EPAM Systems, Inc. (a)	31,327	1,094,565
Fidelity National Information Services, Inc.	492,971	26,462,683
Fiserv, Inc. (a)	22,400	1,322,720
FleetCor Technologies, Inc. (a)	203,109	23,798,282
Gartner, Inc. Class A (a)	12,800	909,440
Global Payments, Inc.	51,500	3,346,985
MasterCard, Inc. Class A	201,351	168,220,706
Visa, Inc. Class A	398,311	88,695,893
		338,219,962
Semiconductors & Semiconductor Equipment - 0.7%
ARM Holdings PLC sponsored ADR	96,490	5,281,863
Avago Technologies Ltd.	21,700	1,147,713
Marvell Technology Group Ltd.	124,700	1,793,186
Samsung Electronics Co. Ltd.	22,324	29,011,832
Semtech Corp. (a)	37,600	950,528
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	231,200	4,032,128
		42,217,250
Software - 6.3%
Activision Blizzard, Inc.	27,500	490,325
Adobe Systems, Inc. (a)	309,827	18,552,441
CommVault Systems, Inc. (a)	577,900	43,273,152
Concur Technologies, Inc. (a)(d)	273,878	28,258,732
Diligent Board Member Services, Inc. (a)	427,239	1,335,173
Infoblox, Inc. (a)	59,450	1,963,039
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	1,437,404	$ 53,802,032
NetSuite, Inc. (a)	333,520	34,359,230
salesforce.com, Inc. (a)	1,258,068	69,432,773
ServiceNow, Inc. (a)	842,938	47,212,957
Splunk, Inc. (a)	202,206	13,885,486
Tableau Software, Inc.	57,100	3,935,903
Ultimate Software Group, Inc. (a)	273,345	41,881,921
VMware, Inc. Class A (a)	13,700	1,229,027
Workday, Inc. Class A (a)	212,960	17,709,754
Xero Ltd. (a)	37,975	1,008,750
		378,330,695
TOTAL INFORMATION TECHNOLOGY		1,813,209,843
MATERIALS - 2.7%
Chemicals - 2.4%
Chemtura Corp. (a)	22,700	633,784
Ecolab, Inc.	511,007	53,282,700
Filtrona PLC	183,600	2,611,638
LyondellBasell Industries NV Class A	199,954	16,052,307
Monsanto Co.	117,869	13,737,632
PPG Industries, Inc.	242,282	45,951,204
Praxair, Inc.	4,500	585,135
Sherwin-Williams Co.	55,100	10,110,850
		142,965,250
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	38,856	4,080,269
Metals & Mining - 0.2%
Anglo American PLC (United Kingdom)	79,500	1,737,754
B2Gold Corp. (a)	31,667	64,989
Dalradian Resources, Inc. (a)	884,480	541,221
Franco-Nevada Corp.	86,906	3,541,691
Freeport-McMoRan Copper & Gold, Inc.	109,700	4,140,078
Glencore Xstrata PLC	456,200	2,362,275
Tahoe Resources, Inc. (a)	21,600	359,305
		12,747,313
TOTAL MATERIALS		159,792,832
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.0%
Jazztel PLC (a)	77,700	$ 831,512
Wireless Telecommunication Services - 0.3%
KDDI Corp.	55,700	3,431,970
RingCentral, Inc.	7,800	143,286
SoftBank Corp.	137,800	12,092,055
T-Mobile U.S., Inc. (a)	107,100	3,602,844
		19,270,155
TOTAL TELECOMMUNICATION SERVICES		20,101,667
TOTAL COMMON STOCKS (Cost $4,458,600,426)		5,950,997,130
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (f)	1,007,372	4,654,059
INFORMATION TECHNOLOGY - 0.2%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (f)	92,626	642,037
Internet Software & Services - 0.1%
Pinterest, Inc. Series E, 8.00% (f)	518,803	7,538,571
Software - 0.1%
Mobileye NV Series F (f)	74,319	2,593,733
TOTAL INFORMATION TECHNOLOGY		10,774,341
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,428,400)		15,428,400
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	24,617,433	$ 24,617,433
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	116,372,685	116,372,685
TOTAL MONEY MARKET FUNDS (Cost $140,990,118)		140,990,118
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $4,615,018,944)		6,107,415,648
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(156,564,270)
NET ASSETS - 100%		$ 5,950,851,378
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,732,552 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$ 17,881,600
Blu Homes, Inc. Series A, 5.00%	6/10/13	$ 4,654,059
Mobileye NV Series F	8/15/13	$ 2,593,733
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 7,538,571
Pure Storage, Inc. Series E	8/22/13	$ 642,037
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 200,446
Fidelity Securities Lending Cash Central Fund	586,964
Total	$ 787,410
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
OvaScience, Inc.	$ -	$ 9,619,311	$ -	$ -	$ 9,254,789
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,186,659,023	$ 1,167,469,219	$ 14,535,745	$ 4,654,059
Consumer Staples	461,973,038	461,973,038	-	-
Energy	199,461,132	199,461,132	-	-
Financials	768,947,810	730,878,507	16,765,151	21,304,152
Health Care	907,205,083	874,445,449	32,759,634	-
Industrials	438,300,761	432,441,362	5,859,399	-
Information Technology	1,823,984,184	1,810,117,452	3,092,391	10,774,341
Materials	159,792,832	159,792,832	-	-
Telecommunication Services	20,101,667	4,577,642	15,524,025	-
Money Market Funds	140,990,118	140,990,118	-	-
Total Investments in Securities:	$ 6,107,415,648	$ 5,982,146,751	$ 88,536,345	$ 36,732,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $113,790,309) - See accompanying schedule: Unaffiliated issuers (cost $4,464,409,515)	$ 5,957,170,741
Fidelity Central Funds (cost $140,990,118)	140,990,118
Other affiliated issuers (cost $9,619,311)	9,254,789
Total Investments (cost $4,615,018,944)		$ 6,107,415,648
Cash		9,619,311
Receivable for fund shares sold		53,588
Dividends receivable		2,384,428
Distributions receivable from Fidelity Central Funds		71,081
Prepaid expenses		16,585
Other receivables		17,577
Total assets		6,119,578,218

Liabilities
Payable for investments purchased	$ 17,244,259
Payable for fund shares redeemed	31,187,420
Accrued management fee	3,232,448
Other affiliated payables	440,251
Other payables and accrued expenses	249,777
Collateral on securities loaned, at value	116,372,685
Total liabilities		168,726,840

Net Assets		$ 5,950,851,378
Net Assets consist of:
Paid in capital		$ 4,446,051,539
Distributions in excess of net investment income		(11,382)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,407,317
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,492,403,904
Net Assets		$ 5,950,851,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2013

Series Opportunistic Insights: Net Asset Value, offering price and redemption price per share ($2,594,672,132 ÷ 185,664,144 shares)	$ 13.98

Class F: Net Asset Value, offering price and redemption price per share ($3,356,179,246 ÷ 240,038,326 shares)	$ 13.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 32,099,560
Interest		739
Income from Fidelity Central Funds		787,410
Total income		32,887,709

Expenses
Management fee Basic fee	$ 24,956,710
Performance adjustment	556,093
Transfer agent fees	3,667,342
Accounting and security lending fees	1,078,668
Custodian fees and expenses	169,995
Independent trustees' compensation	22,466
Registration fees	157,534
Audit	60,072
Legal	10,866
Interest	839
Miscellaneous	14,451
Total expenses before reductions	30,695,036
Expense reductions	(631,620)	30,063,416
Net investment income (loss)		2,824,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,623,066
Foreign currency transactions	(90,183)
Total net realized gain (loss)		68,532,883
Change in net unrealized appreciation (depreciation) on: Investment securities	1,494,386,798
Assets and liabilities in foreign currencies	6,595
Total change in net unrealized appreciation (depreciation)		1,494,393,393
Net gain (loss)		1,562,926,276
Net increase (decrease) in net assets resulting from operations		$ 1,565,750,569

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2013	For the period December 6, 2012 (commencement of operations) to December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,824,293	$ 1,384,201
Net realized gain (loss)	68,532,883	9,735,967
Change in net unrealized appreciation (depreciation)	1,494,393,393	(1,989,489)
Net increase (decrease) in net assets resulting from operations	1,565,750,569	9,130,679
Distributions to shareholders from net investment income	(4,300,930)	(2,795,302)
Distributions to shareholders from net realized gain	(62,985,177)	-
Total distributions	(67,286,107)	(2,795,302)
Share transactions - net increase (decrease)	749,031,694	3,697,019,845
Total increase (decrease) in net assets	2,247,496,156	3,703,355,222

Net Assets
Beginning of period	3,703,355,222	-
End of period (including distributions in excess of net investment income of $11,382 and $0, respectively)	$ 5,950,851,378	$ 3,703,355,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Opportunistic Insights

Years ended December 31,	2013	2012 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D,G	-	- H
Net realized and unrealized gain (loss)	4.11	.03
Total from investment operations	4.11	.03
Distributions from net investment income	-	(.01)
Distributions from net realized gain	(.15)	-
Total distributions	(.15)	(.01)
Net asset value, end of period	$ 13.98	$ 10.02
Total Return B,C	41.14%	.27%
Ratios to Average Net Assets E,J
Expenses before reductions	.78%	1.00% A
Expenses net of fee waivers, if any	.78%	1.00% A
Expenses net of all reductions	.77%	1.00% A
Net investment income (loss)	(.04)%	.49% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,594,672	$ 1,803,958
Portfolio turnover rate F	52%	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than $.01 per share.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .30%.

I For the period December 6, 2012 (commencement of operations) to December 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended December 31,	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	- G,J
Net realized and unrealized gain (loss)	4.11	.03
Total from investment operations	4.13	.03
Distributions from net investment income	(.02)	(.01)
Distributions from net realized gain	(.15)	-
Total distributions	(.17)	(.01)
Net asset value, end of period	$ 13.98	$ 10.02
Total Return B,C	41.33%	.28%
Ratios to Average Net Assets E,I
Expenses before reductions	.60%	.80% A
Expenses net of fee waivers, if any	.60%	.80% A
Expenses net of all reductions	.58%	.80% A
Net investment income (loss)	.14%	.69% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,356,179	$ 1,899,398
Portfolio turnover rate F	52%	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Opportunistic Insights and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,513,168,007
Gross unrealized depreciation	(23,175,783)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,489,992,224

Tax Cost	$ 4,617,423,424

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,060,119
Undistributed long-term capital gain	$ 1,751,676
Net unrealized appreciation (depreciation)	$ 1,489,999,424

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 67,286,107	$ 2,795,302

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,045,492,201 and $2,283,018,101, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Opportunistic Insights as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment took effect in December, 2013. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Opportunistic Insights	$ 3,667,342.18

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $33,317 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,928,800.38%		$ 839

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,552 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

Annual Report

7. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $586,964. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $631,474 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $146.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012A
From net investment income
Series Opportunistic Insights	$ -	$ 1,265,374
Class F	4,300,930	1,529,928
Total	$ 4,300,930	$ 2,795,302
From net realized gain
Series Opportunistic Insights	$ 27,628,105	$ -
Class F	35,357,072	-
Total	$ 62,985,177	$ -

A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012A	2013	2012A
Series Opportunistic Insights
Shares sold	36,762,551	180,776,400B	$ 477,090,645	$ 1,807,763,739B
Reinvestment of distributions	2,097,982	126,159	27,628,105	1,265,374
Shares redeemed	(33,285,570)	(813,378)	(389,465,164)	(8,121,063)
Net increase (decrease)	5,574,963	180,089,181	$ 115,253,586	$ 1,800,908,050
Class F
Shares sold	64,964,608	191,283,348B	$ 814,336,124	$ 1,912,830,854B
Reinvestment of distributions	2,978,434	152,535	39,658,002	1,529,928
Shares redeemed	(17,519,119)	(1,821,480)	(220,216,018)	(18,248,987)
Net increase (decrease)	50,423,923	189,614,403	$ 633,778,108	$ 1,896,111,795

A For the period December 6, 2012 (commencement of operations) to December 31, 2012.

B Amount includes in-kind exchanges.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2013, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Opportunistic Insights Fund	02/18/2014	02/14/14	$0.037
Class F	02/18/2014	02/14/14	$0.037

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $1,751,676, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Opportunistic Insights Fund designates 3% and 51%; and Class F designates 3% and 44% of the dividends distributed in February and December 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Series Opportunistic Insights Fund designates 4% and 58%; and Class F designates 4% and 50% of the dividends distributed in February and December 2013, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

At its July 2013 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. In reaching its determination to approve the amendment to the Advisory Contract, the Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

The Board noted that the amendment to the Advisory Contract involves no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature and level of services provided to the fund; (iii) the individual fee rate, performance adjustment calculation, group fee rate schedules, or maximum group fee rate to be paid by the fund; or (iv) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that it approved the fund's Advisory Contract with an initial two-year term prior to its commencement of operations in December 2012.

In connection with its consideration of future renewals of the fund's Advisory Contract, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the amendment to the fund's Advisory Contract should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

O1T-ANN-0214
1.951052.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2013, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund and Fidelity Series Opportunistic Insights Fund (the "Funds"):

Services Billed by PwC

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$80,000	$-	$9,000	$10,000
Fidelity Advisor Series Opportunistic Insights Fund	$43,000	$-	$4,300	$1,700
Fidelity Contrafund	$223,000	$-	$9,000	$32,800
Fidelity Series Opportunistic Insights Fund	$49,000	$-	$4,300	$3,100

December 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$78,000	$-	$4,500	$9,500
Fidelity Advisor Series Opportunistic Insights Fund	$39,000	$-	$4,300	$-
Fidelity Contrafund	$215,000	$-	$4,500	$31,200
Fidelity Series Opportunistic Insights Fund	$42,000	$-	$4,300	$-

A Amounts may reflect rounding.

B Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund commenced operations on December 6, 2012.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2013A	December 31, 2012 B
Audit-Related Fees	$4,920,000	$4,805,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2013 A	December 31, 2012 A,B
PwC	$5,595,000	$5,670,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 26, 2014